UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
☐	Filed by the Registrant	☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ameriprise Financial, Inc.

(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Ameriprise Financial

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

This page intentionally left blank

JAMES M. CRACCHIOLO Please join us for our Annual Meeting of Shareholders April 27, 2022
MESSAGE FROM OUR CHAIRMAN
AND CHIEF EXECUTIVE OFFICER

March 18, 2022
Dear Fellow Shareholders:
2021 was an extraordinary year that once again reinforced the importance of our client-centric culture and our consistent investment in the business that ensured we had the capabilities in place to adapt, innovate and drive organic growth. We also further demonstrated the strength of our financial foundation and risk management as we focused on the business while taking strategic actions that accelerated our consistent strategy.
Our teams executed with excellence and generated record results in 2021 across financial and business metrics, further strengthening our position in a highly competitive industry. The firm’s strong performance exemplified how we manage the business responsibly with sound governance and engagement with our Board of Directors. We added to our track record of delivering for all our stakeholders, including our shareholders, across market cycles.
In this proxy statement, we provide information about our strategy and performance, corporate governance, shareholder engagement, executive compensation and responsible business practices, including continuing to advance our diversity, equity and inclusion efforts that have always served to strengthen our culture.
Importantly, I would like to cordially invite you to join us for our 2022 Annual Meeting of Shareholders, which will be held virtually on Wednesday, April 27, 2022, at 11:00 a.m. Central time. At that time, you will be able to attend, participate and vote your shares electronically. We’ve provided additional information about the virtual meeting on the following page. As part of our meeting, shareholders will vote on our directors, and as such I would like to recognize and express our gratitude to outgoing director Jeff Noddle for his years of dedicated service as a member of the Board of Directors.
On behalf of my fellow directors, we look forward to updating you on our continued progress at our Annual Meeting. Thank you for your commitment to Ameriprise Financial.

Sincerely,

Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS AND PROXY STATEMENT

Items of Business
1.To elect the eight director nominees named in the proxy statement
2.To approve the compensation of the named executive officers by a nonbinding advisory vote
3.To ratify the Audit and Risk Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022
4.To transact such other business that may properly come before the meeting or any adjournment of the meeting
Record Date
You can vote if you are a shareholder of record as of the close of business on February 28, 2022.
The Annual Meeting of Shareholders will be held via live webcast at www.virtualshareholdermeeting.com/amp2022. To attend and be able to vote, examine the list of our shareholders and ask questions during the Annual Meeting, you must enter the 16-digit control number found on your proxy card or notice. The list of shareholders of record will be available during the Annual Meeting.

Please see page 75 for additional details.

Wendy B. Mahling Senior Vice President – Corporate Secretary March 18, 2022

Date and Time Wednesday, April 27, 2022 11:00 a.m. Central time
Where Via live webcast at www.virtualshareholdermeeting.com/amp2022
Your vote is important
Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting.
We anticipate that the Notice Regarding the Availability of Proxy Materials will be mailed to shareholders beginning on or about March 18, 2022.
VOTE ONLINE Go to www.proxyvote.com and follow the instructions.

VOTE BY PHONE
If your shares are held in the name of a broker, bank or other nominee: follow the telephone voting instructions, if any, provided on your voting instruction card. If your shares are registered in your name: call 1-800-690-6903 and follow the telephone voting instructions. You will need the control number that appears on your proxy.

VOTE BY MAIL Sign, date and return your proxy card in the postage-paid envelope.
VOTE DURING THE MEETING Attend the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/amp2022. See page 75 for instructions on how to attend.

Proxy Summary	7
Corporate Governance	14
Item 1 — Election of the Eight Director Nominees	14
Board Composition	20
Our Board’s Leadership Structure	22
Our Board’s Role in Risk Oversight	23
Our Board’s Role in Strategic Planning	25
Corporate Governance Documents and Policies	25
Shareholder Engagement	26
Communicating with Directors	26
Committees of the Board	27
Compensation of Directors	31
Our Compensation Philosophy for Outside Directors	31
2021 Annual Compensation for Outside Directors	31
Compensation Paid to Outside Directors in 2021	33
Ownership of Our Common Shares	34
Item 2 — To Approve the Compensation of the Named Executive Officers by a Nonbinding Advisory Vote	35
Report of the Audit and Risk Committee	36
Item 3 — Ratification of Audit and Risk Committee’s Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2022	37
Compensation and Benefits Committee Report	39
Compensation Discussion and Analysis	40
Executive Summary	40
Elements of Executive Compensation	41

Ameriprise Financial, Inc.
A client-centric company with a consistent strategy, strong governance and an enviable track record of outperformance over market cycles

Client-focused firm
With more than two million individual, institutional and small business clients, Ameriprise is a leading diversified financial services firm with a deep understanding of client needs and a compelling, personal client experience. We strive to work with clients for the long term and to deliver value – all underpinned by a strong financial foundation.

Highly engaged and motivated team
The Ameriprise team and our inclusive and caring culture reflect our values of client focus, integrity, excellence and respect. Our commitment to investing in our employees’ growth and development and inspiring them to make meaningful contributions has enabled us to execute on our strategy, advance our business, and create significant client and shareholder value.

Consistent shareholder value creation
Since becoming an independent, public company in 2005, Ameriprise has consistently outperformed, generating and protecting shareholder value through the inevitable ups and downs of the markets, economy and global crises. We balance both near- and longer-term priorities and continue to invest in the business while generating and returning capital to shareholders at attractive levels.

Committed to Community
We are dedicated to using our resources and talents to improve people’s lives and build strong communities. We have long focused on contributing via our corporate grants, employee volunteerism and employee/advisor gift matching. We focus on helping individuals struggling to meet basic needs achieve economic stability by funding efforts to solve domestic hunger, end homelessness and build strong and active communities.

PROXY SUMMARY

Advanced Our Strategic Priorities
As an integrated, diversified financial services leader, Ameriprise is well positioned for future growth. Across our investor forums, we have communicated the strategic focus areas that make Ameriprise a compelling shareholder value proposition. These focus areas include:
•
Driving profitable growth through Wealth Management and Asset Management, our higher-returning, lower-capital businesses, as we work to gain a greater share of a large market opportunity, serve more clients in advice relationships and extend our reach as a global asset manager.

•
Effectively managing our differentiated insurance and annuity books of business in a low interest rate environment, focusing on retirement asset-accumulation solutions that generate strong, continuous cash flows.

•	Maintaining a strong balance sheet and Enterprise Risk Management while prudently returning capital to shareholders.
•	Attracting, engaging and developing talent across all businesses and experience levels. We accomplish this through fostering an inclusive culture and a focus on our executional excellence.
Delivered Record Performance in 2021
In 2021, Ameriprise extended our track record of outperformance, delivering excellent results that have continued since becoming public in 2005.
•	We achieved record levels of net revenue and earnings per diluted share, with revenue up 17% and earnings per diluted share up 35% versus the prior year.
•	Our strong balance sheet has allowed us to consistently provide significant return of capital to shareholders.
•
In 2021, Ameriprise delivered strong financial, strategic and balance sheet performance, returning 87% of adjusted operating earnings to shareholders and exiting the year with an excess capital position of $2.0 billion.

•
In addition, we completed key strategic initiatives to further drive shareholder value, including the acquisition of BMO EMEA Asset Management, reinsuring our fixed annuity business, and growing our Bank assets and capabilities.

Net Revenues
Up 17% year-over-year
($ millions)

$11,830
$13,842
2020
2021

Earnings Per Diluted Share
Up 35% year-over-year

$16.86
$22.75
2020
2021

58%

Total Shareholder Return in 2021

$2.4 billion

Returned to shareholders in 2021 (87% of adjusted operating earnings)

Ameriprise Financial 2022 Proxy Statement | 7

PROXY SUMMARY
Generated Record Business Results
In 2021, Ameriprise delivered excellent organic growth across our businesses, complemented by strategic actions.
•	Delivered exceptional business metric results within our core growth businesses, leading to a record of more than $1.4 trillion in assets under management and administration.
•	Drove profitable growth in Advice & Wealth Management with record levels of client assets, client flows and advisor productivity.
•	Client satisfaction remained very high at 4.9 out of 5 stars, and we earned multiple Hearts and Wallets Top Performer™ designations, including for “unbiased and puts my interests first.”
•	Generated $40 billion in advisory flows, up 49% over last year.
•
Named No. 1 Most Trusted Wealth Manager in the U.S. by Investors Business Daily and recognized by J.D. Power for the third consecutive year for providing “An Outstanding Customer Service Experience” for phone support.

•	Accelerated our growth in Asset Management through strong organic growth and strategic actions, reinforcing our position as a Top 35 Global Asset Manager.
•	Delivered record net inflows in Asset Management of nearly $43 billion (including BMO EMEA Asset Management business).
•	Generated outstanding investment performance for clients, with more than 80% of Columbia and Threadneedle funds above median on an asset-weighted basis over 3-, 5- and 10-year time periods.
•
Strategically repositioned the Retirement and Protection Solutions business by driving a shift to non-living-benefit annuity solutions and asset-accumulation protection products while delivering strong business results.

•	Executed strategic actions to accelerate long-term growth:
—	Acquired the BMO EMEA Asset Management business, growing international portion of Asset Management business
—	Reinsured $7 billion of fixed annuities generating significant excess capital
—	Significantly grew Ameriprise Bank, FSB as part of Wealth Management to further broaden our solution set for our clients
•	Invested more than $240 million in our business as part of our ongoing investment agenda while benefiting from our re-engineering strength.
Invested in Our People and Reinforced our Culture
We are proud of the high level of employee engagement our teams consistently demonstrate — it’s core to our caring culture.
•	An industry leader in employee engagement, consistently scoring above industry averages in our annual engagement survey – engagement results (84%) and high leadership effectiveness scores (90%).
•
Employer of choice for top talent as evidenced by the record retention of our top performers at 92%, as well as for our advisors, where our retention rate among affiliated advisors who have been with us for more than 10 years is 95%.

•	Executed our plans with a clear focus on serving our clients, maintaining the health and safety of the Ameriprise team, supporting our communities, and generating strong business results.
•
Our long-standing commitment to diversity, equity and inclusion is recognized externally, including the FTSE4Good series, Disability Equality Index and designated as a “military-friendly employer” for the eighth time.

•
Continued to navigate the complex operating environment successfully while supporting employees and reinforcing our commitment to our team’s growth and development. We added to our benefit offerings to increase mental health and resiliency resources, introduced leader development tools and resources, invested in more diversity, equity and inclusion resources and training, and offered balanced flexibility that meets the needs of our clients, advisors, employees and shareholders.

Ameriprise Financial 2022 Proxy Statement | 8

PROXY SUMMARY
Managed Our Business Responsibly
Ameriprise has always managed the firm responsibly, putting our clients’ interests front and center and working to deliver for all of our stakeholders. As the field of sustainability has evolved, we have continued to build on this strong foundation, advancing our reporting to help our stakeholders understand our approach and be responsive to changing reporting frameworks. Our Responsible Business Report and other sustainability-related information can be found at www.ameriprise.com/about/responsible-business.
Our 2021-2022 corporate social responsibility highlights include:
•
Executing our plans with a clear focus on serving our clients while continuing to invest to deliver an excellent client experience. We consistently earn 4.9 out of 5 stars for client satisfaction for the personal goal-based advice we provide, which is supported by a range of high-performing products and solutions and extensive digital capabilities.

•
Continuing to ensure a diverse, equitable and inclusive culture across Ameriprise. We made important progress in this area, including continuing to update our diversity, equity and inclusion curriculum and training, while also adding resources, including significantly expanding our diversity, equity and inclusion team. We are proud of our high level of employee engagement and foster an environment to attract, develop and retain talented people. In addition, we advanced our human capital reporting, including an EEO-level disclosure that builds upon our prior disclosures.

•
Remaining committed to responsible environmental practices and advancing in this area. We’ve reported our Minneapolis campus Scope 1 and 2 emissions to CDP for a number of years and have offset those emissions since 2020 through the purchase of renewable energy certificates. We are developing a full carbon footprint for Ameriprise for 2019, 2020 and 2021 and are working with teams across the firm, including within Columbia Threadneedle and RiverSource, as we advance our climate capabilities and overall approach.

•
Creating positive community impact is core to our culture. In 2021, our volunteer hours were up 43% from 2020 as our people managed through the extended pandemic, and we awarded 224 local and national grants, including to Feeding America® – our longstanding partner. We also increased our commitment to the American Red Cross through its Disaster Responder Program. We are dedicated to using our resources and talents to improve the lives of individuals and build strong communities.

•
Enhancing our reporting, including publishing our initial SASB Index, highlighted in our 2022 Responsible Business Report. Our latest report describes how we report at the enterprise level and within our multiple businesses. We also detail the challenges we faced given the pandemic, the opportunities that arose, and how our strong results underscore the importance of sustainability.

•
Evolving our sustainability approach in close coordination with the Ameriprise Board. This includes at the committee level with the Nominating and Governance Committee reviewing our Responsible Business Report, as well as the Audit and Risk Committee that considers environment, social and governance (“ESG”) factors. We also engage with a number of our institutional shareholders on ESG topics as noted on page 26.

Our Responsible Business Report will remain our core disclosure document. We will update it annually and continue to provide other sustainability information on ameriprise.com. Here, and other places in this proxy statement, we reference or refer to materials available on our website at ameriprise.com. These materials are not incorporated in, and are not a part of, this proxy statement.
Ameriprise Financial 2022 Proxy Statement | 9

PROXY SUMMARY
Generated Sustainable Shareholder Value
Ameriprise common stock performed well in 2021, with a total shareholder return of 58%, far outpacing the S&P 500 Financials Index and S&P 500 Index. Over a longer-term horizon, Ameriprise total shareholder return remains very strong both on a relative and absolute basis, with returns of 210% and 206% over the past three and five years, respectively. The time period in the graph below reflects a variety of economic and capital market headwinds and tailwinds, and we are pleased to have been able to deliver consistent results for our shareholders.

Ameriprise Financial 2022 Proxy Statement | 10

PROXY SUMMARY
Maintained Disciplined Pay-for-Performance Compensation Approach
Ameriprise has a disciplined and quantitative approach to compensation. Our thoughtful and balanced pay-for-performance compensation strategy at all levels of the organization is designed to incent, motivate, engage and retain a highly effective, stable executive leadership team and workforce that consistently delivers exceptional organizational outcomes that create sustained shareholder value over the long-term while motivating and retaining top talent in the industry.
Our Compensation and Benefits Committee applies a disciplined, quantitative and transparent performance scorecard approach to determine short- and long-term incentive compensation for eligible executives, including named executive officers. Under this approach, the committee establishes specific financial and business performance measures and targets in line with the Company’s business and strategic plans. Our actual performance at the end of the year is assessed against the established scorecard goals, resulting in an incentive pool under which incentive compensation is then awarded to our executives.

Ameriprise Financial 2022 Proxy Statement | 11

PROXY SUMMARY
Focused on Sound Governance
Our Board has a strong focus on corporate governance and issues of interest to our shareholders:
•	All directors are elected annually
•	7 of 8 director nominees are independent
•	Female and minority directors comprise over 30% of our current Board
•	Majority voting/director resignation policy in uncontested elections
•	Strong independent Presiding Director, elected annually by the independent directors
•	Annual Board and committee evaluations and assessments
•	Active shareholder engagement
•	Proxy access right
•	No supermajority voting rights
•	No poison pill
•	Regular executive sessions of independent directors without management
•	Robust risk management oversight
•	Strong succession planning for our Board and executive leadership
•	Director education on matters relevant to the Company, its business plan and risk profile
•	Oversight of environmental, social and governance strategy and reporting
•	Statement of Principles Governing Corporate Political Spending and annual report of corporate political spending available online
•	Robust stock ownership guidelines for our directors and executive management
•	Directors, officers and employees are prohibited from hedging against a decline in the value of our stock
•	Enhanced clawback policy includes material misconduct in addition to financial restatements
Please see page 15 for the directors nominated to be elected this year.
Engaged with our Shareholders
We maintain a year-round dialogue with shareholders to gain their perspectives, which are incorporated into relevant Board discussions. Through these efforts, in 2021, we engaged with shareholders representing more than 60% of our outstanding shares. The input that we receive from shareholders as part of our engagement efforts has helped to inform our governance, responsible business and compensation practices. For additional information on our shareholder engagement program and certain actions the Company has taken based on shareholder feedback, see page 26.
Ameriprise Financial 2022 Proxy Statement | 12

PROXY SUMMARY
Voting Matters and Board Recommendations
Our Board recommends a “FOR” vote on each of the proposals to be presented by management at this year’s Annual Meeting of Shareholders.
Item	Board’s Voting Recommendation	Page
To elect the eight director nominees named in this proxy statement	FOR	14
To approve the compensation of the named executive officers by a nonbinding advisory vote	FOR	35
• Only independent directors serve on the Compensation and Benefits Committee
• The committee has retained Semler Brossy Consulting Group as its independent compensation consultant and annually confirms its independence from management
To ratify the Audit and Risk Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022	FOR	37
• Only independent directors serve on the Audit and Risk Committee
• PricewaterhouseCoopers LLP has served as the Company’s external auditor since fiscal year 2011
Ameriprise Financial 2022 Proxy Statement | 13

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Ameriprise Financial, Inc. for the 2022 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Ameriprise Financial, Inc. as “Ameriprise Financial,” “Ameriprise,” “the Company,” “we,” “our” or “us.”
CORPORATE GOVERNANCE
This section highlights our corporate governance program and our Board of Directors. We provide details about these and other corporate governance policies and practices in other sections of the proxy statement and on our website on the Corporate Governance page at ir.ameriprise.com.
Item 1 — Election of the Eight Director Nominees Named Below
The Board of Directors recommends a vote “FOR” the election of the eight director nominees. Proxies will be voted “FOR” each director nominee unless otherwise specified.
The Board believes a well-qualified and diverse mix of directors best positions the Board to effectively govern and achieve strong results. Our directors have a combined wealth of leadership experience derived from extensive service guiding large, complex organizations, and possess a diversity of qualifications, attributes and skills applicable to our business and long-term strategy.
We currently have nine directors on our Board. Mr. Noddle will not be standing for reelection at our Annual Meeting in accordance with our Corporate Governance guidelines. We thank Mr. Noddle for his significant contributions and service to the Company since 2005. The Board has set the size of the board at eight as of the time of the Annual Meeting, and eight nominees have been recommended by the Nominating and Governance Committee and nominated by the Board.
The Board believes that the mix of qualifications and the diversity of attributes and skills among the nominees enhances our Board’s effectiveness and is aligned with the Company’s long-term strategy. The Board believes that each of the nominees is qualified to serve as a director of Ameriprise and possesses the qualities and skills described in the section of the proxy statement captioned “Director Experience and Qualifications,” beginning on page 20.
Each nominee has indicated that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy may be voted for another person nominated by the Board or the Board may reduce the number of directors to be elected. If elected at the Annual Meeting, the nominees will hold office until the 2023 Annual Meeting of shareholders and until their successors have been elected and qualified.
Ameriprise Financial 2022 Proxy Statement | 14

Our Director Nominees
Our director nominees exhibit a mix of skills, experience, diversity and perspectives.

Name	Age	Director Since	Current Occupation	Independent	Audit and Risk	Compensation and Benefits	Executive	Nominating and Governance
James M. Cracchiolo	63	2005	Chairman and Chief Executive Officer Ameriprise Financial, Inc.				C
Dianne Neal Blixt	62	2014	Former Executive Vice President and Chief Financial Officer Reynolds American Inc.	✔	M	C	M
Amy DiGeso	69	2014	Former Executive Vice President, Global Human Resources The Esteé Lauder Companies Inc.	✔		M	M	C
Lon R. Greenberg	71	2011	Chairman Emeritus and Former Chairman and Chief Executive Officer UGI Corporation	✔	M	M
Robert F. Sharpe, Jr.	70	2005	Former President of Commercial Foods and Chief Administrative Officer ConAgra Foods, Inc.	✔		M	M	M
Brian T. Shea	61	2019	Former Vice Chairman and Chief Executive Officer of Investment Services, BNY Mellon	✔	M
W. Edward Walter III	66	2018	Global Chief Executive Officer and Director, Urban Land Institute	✔	M			M
Christopher J. Williams	64	2016	Chairman Siebert Williams and Shank & Co., LLC	✔	C		M
C = Chair M = Member
Ameriprise Financial 2022 Proxy Statement | 15

Nominees for Director
James M. Cracchiolo
Chairman and Chief Executive Officer Age 63 Director since: 2005 Committees: • Executive (Chair) Other Current Public Directorship: • None
Career Highlights
Mr. Cracchiolo has been Chairman and Chief Executive Officer of Ameriprise Financial since 2005, when the company, American Express Financial Advisors, completed its spin-off from the American Express Company. Mr. Cracchiolo has guided Ameriprise with a strong, client-centric culture and a record for generating meaningful, long-term shareholder value. In 2019, the company marked the 125th anniversary of its founding. Ameriprise is proud to be one of a select group of public companies in the United States in business for more than a century. Prior to his current role, Mr. Cracchiolo held a number of executive level positions at American Express, including leading businesses with significant domestic and global operations. Mr. Cracchiolo served as group president American Express Global Financial Services from 2000-2005 and held the following roles: chairman and CEO of American Express Financial Advisors; chairman of American Express International Bank; and CEO of Travel Related Services International. In addition, Mr. Cracchiolo was president and CEO of Travel Related Services International from 1998-2000; president of Global Network Services from 1997 to 1998; senior vice president of Travel Related Services Quality, Global Reengineering and Strategy from 1993-1997; and executive vice president and chief financial officer of Shearson Lehman Brothers (then a unit of American Express) from 1990-1993.
Other Experience
• Member, Business Roundtable
• Advisory board member, March of Dimes
• Former director, American Council of Life Insurers
• Former director, Financial Services Roundtable
Education
• Masters of Business Administration, New York University
• Bachelor of Arts, Accounting and Economics, New York University
• Financial Industry Regulatory Authority certifications

Relevant Skills and Qualifications
	• Global businesses with large scale operations • Financial services industry experience • Public company executive leadership	• Long-term strategic planning • Executional and risk management expertise • Large scale acquisitions
Dianne Neal Blixt

Age 62

Director
since: 2014

Committees:
• Audit and Risk
• Compensation and Benefits
(Chair)
• Executive

Other Current Public
Directorships:
• Scandinavia Tobacco Group
(Since February 2016)
• Triad Business Bank
(Since March 2020)

Career Highlights
Ms. Blixt was a director of Lorillard, Inc., a tobacco company, from January 2011 to June 2015. She served as executive vice president and chief financial officer of Reynolds American Inc. from July 2004 until her retirement in December 2007. Prior to that, she had served as executive vice president and chief financial officer of R.J. Reynolds Tobacco Holdings, Inc. from July 2003 to June 2004. She also served in various roles of increasing responsibility with Reynolds American Inc. and its subsidiaries beginning in 1988.
Other Experience
• Director and former Chair, National Sports Media Association
• Trustee, Reynolda House Museum of American Art
• Former director, LandAmerica Financial Group, Inc.
• Former director, Metavante Technologies, Inc.
• Former director, Southern Community Bank and Trust
Education
• Masters of Business Administration and Bachelor of Science, University of North Carolina at Greensboro

Relevant Skills and Qualifications
• Public company financial operations and controls • Merger and acquisition activity	• Expense management • Regulatory relations • Communications to investors
Ameriprise Financial 2022 Proxy Statement | 16

Amy DiGeso
Age 69 Director since: 2014 Committees: • Compensation and Benefits • Executive • Nominating and Governance (Chair) Other Current Public Directorships: • None
Career Highlights
Ms. DiGeso was executive vice president, global human resources, at The Estée Lauder Companies, Inc., one of the world’s leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products, until retiring from the position in September 2013. Ms. DiGeso remained with the company as executive vice president, senior advisor to William P. Lauder, executive chairman and Fabrizio Freda, president and chief executive officer through June 30, 2014. Prior to rejoining The Estée Lauder Companies in May 2005, Ms. DiGeso was managing partner, human capital, responsible for global human resources at PricewaterhouseCoopers, a worldwide professional services firm with over 125,000 employees in 142 countries. She has also served as president of Popular Club, Inc., a direct marketing and sales subsidiary of Macy’s, Inc., and held a number of executive management positions at Mary Kay Inc., including that of chief executive officer. Earlier in her career she held positions of increasing responsibility at Bankers Trust Company, the American Express Company and Olivetti Corporation of America. She worked previously at The Estée Lauder Companies as executive director of human resources.
Education
• Masters of Business Administration, Global Management, Fordham University
• Bachelor of Science, Pennsylvania State University
• Pennsylvania State University Alumni Fellow, highest recognition by the university

Relevant Skills and Qualifications
	• Complex human capital for multinational companies • Executive compensation programs • Executive leadership experience	• Succession planning and talent recruitment and development • Strategic planning in the consumer products and financial services industries
Lon R. Greenberg
Age 71 Director since: 2011 Committees: • Audit and Risk • Compensation and Benefits Other Current Public Directorships: • AmerisourceBergen Corporation (Since May 2013)
Career Highlights
Mr. Greenberg is the chairman emeritus and former chairman and chief executive officer of UGI Corporation. UGI Corporation is an international distributor and marketer of energy products and services, including propane, butane, natural gas and electricity. Mr. Greenberg joined UGI in 1980 and held various positions until he became CEO in 1995, a position he held through April 2013. Mr. Greenberg retired as chairman of UGI Corporation and AmeriGas Propane, Inc. in January 2016. After clerking for the Superior Court of Pennsylvania, he joined the law firm of Morgan Lewis, where he worked prior to joining UGI Corporation.
Other Experience
• Former chair, World LP Gas Association
• Former director, Aqua America, Inc. (now known as Essential Utilities) (2005 – 2017)
• Vice chair, The Philadelphia Foundation
• Director, Temple University, and Temple University Health System
• Former chair, United Way of Greater Philadelphia and Southeastern New Jersey
Education
• Juris Doctor, Villanova Law School
• Bachelor of Science, Economics, The Wharton School, University of Pennsylvania
• Harvard Business School’s Advanced Management Program

Relevant Skills and Qualifications
	• Public company executive leadership • Legal and regulatory • Financial and risk management	• Operational and corporate governance • Global mergers and acquisitions
Ameriprise Financial 2022 Proxy Statement | 17

Robert F. Sharpe, Jr.
Presiding Director Age 70 Director since: 2005 Committees: • Compensation and Benefits • Executive • Nominating and Governance Other Current Public Directorships: • None
Career Highlights
Mr. Sharpe retired in November 2010, having most recently served as a senior advisor to ConAgra Foods, Inc. Previously he had served in a variety of senior positions with ConAgra since November 2005, including president of commercial foods since 2008 and chief administrative officer since 2009. From 2002 until joining ConAgra, Mr. Sharpe was a partner at the Brunswick Group LLC, an international financial public relations firm. Prior to that, he served as senior vice president — public affairs, secretary and general counsel for PepsiCo, Inc. from 1998 to 2002. Previously, Mr. Sharpe was senior vice president and general counsel for RJR Nabisco, Inc.
Other Experience
• Director, New Frontier Foods, Inc., a private corporation
• Former director, Swedish Match AB (2011 – 2015)
Education
• Juris Doctor, Wake Forest University
• Bachelor of Science, Purdue University
• Bachelor of Arts, DePauw University

Relevant Skills and Qualifications
	• Former general counsel of Fortune 500 company • Financial, legal, regulatory and operational issues facing public companies • Executive compensation programs	• Communications with our institutional shareholders • Risk management, financial reporting and disclosure • Corporate governance
Brian T. Shea
Age 61 Director since: 2019 Committees: • Audit and Risk Other Current Public Directorships: • Fidelity National Information Services, Inc. (Since June 2018)
Career Highlights
Mr. Shea served as vice chairman and chief executive officer of investment services for BNY Mellon where he also oversaw global operations and technology from 2013 until he retired in 2017. He also held a variety of executive roles at Pershing, LLC, a BNY Mellon company, including chairman, CEO, and president and COO from 1983 until 2014. He currently serves on the board of Fidelity National Information Services, Inc. (FIS), a financial services technology company, where he is a member of the Corporate Governance, Nominating and Sustainability Committee and the Risk and Technology Committee.
Other Experience
• Director, RBB Funds, Inc.
• Board member, Catholic Charities of New York and Tomorrow’s Hope Foundation
• Former director, WisdomTree Investments, Inc. (April 2018 – March 2019)
• Former board member, Depository Trust and Clearing Corporation, and the Insured Retirement Institute
• Former board member Financial Industry Regulatory Authority (FINRA) and chair of FINRA National Adjudicatory Council
• Former chair of Membership Committee for Securities Industry and Financial Markets Authority and FINRA Membership Committee
• Trustee emeritus, St. John’s University in New York
Education
• Masters of Business Administration, Finance, Pace University
• Bachelor of Science, Business Management, St. John’s University

Relevant Skills and Qualifications
	• More than 30 years financial services industry experience • Mergers and acquisitions • Executive leadership of technology and cybersecurity	• Global operations • Banking, brokerage and investment industries • Control functions and corporate governance
Ameriprise Financial 2022 Proxy Statement | 18

W. Edward Walter III

Age 66

Director
since: 2018

Committees:
• Audit and Risk
• Nominating and Governance

Other Current Public
Directorships:
• Avalon Bay Communities, Inc.
(Since September 2008)
• Claros Mortgage Trust
(Since November 2021)

Career Highlights
Mr. Walter has been the global chief executive officer and member of the global board of directors of the Urban Land Institute since June 2018. He also serves on the board of the Urban Land Institute Foundation, which supports the activities of the Institute. He previously served as the Robert and Lauren Steers Chair in Real Estate at the Steers Center for Global Real Estate at Georgetown University’s McDonough School of Business from November 2014 until June 2018 and currently serves as an adjunct professor. Mr. Walter served as president and chief executive officer of Host Hotels & Resorts, Inc., a publicly traded premier lodging real estate company, from 2007 to 2016. From 2003 until 2007, he served as executive vice president and chief financial officer of Host and from 1996 until 2003, he held various senior management positions with Host, including chief operating officer. Mr. Walter was a member of the board of directors of Host from October 2007 through December 2016. Prior to joining Host, Mr. Walter was a partner with Trammell Crow Residential Company and the president of Bailey Capital Corporation.
Other Experience
• Member, Board of Visitors, Georgetown University Law Center
• Member, Executive Committee, Steers Center for Global Real Estate
• Former chair, Federal City Council
• Former chair, National Kidney Foundation
• Former chair, National Association of Real Estate Investment Trusts
Education
• Juris Doctor, Georgetown University Law Center
• Bachelor of Arts, Political Science, Colgate University

Relevant Skills and Qualifications
• Public company executive leadership as chief executive officer, chief financial officer and chief operating officer	• Real estate and investment expertise • Leadership in the academic world • Board leadership experience
Christopher J. Williams
Age 64 Director since: 2016 Committees: • Audit and Risk (Chair) • Executive Other Current Public Directorships: • The Clorox Company (Since July 2015) • Union Pacific Corporation (Since November 2019)
Career Highlights
Mr. Williams has been the chairman of Siebert Williams and Shank & Co., LLC, an investment banking and financial services company since 2019. Previously, Mr. Williams was chairman and chief executive officer of The Williams Capital Group, L.P. and Williams Capital Management, LLC, an investment banking and financial services firm, from the company’s formation in 1994 until it merged with Siebert Cisneros Shank to form Siebert Williams and Shank & Co. in November 2019. Prior to founding Williams Capital, he managed the derivatives and structured finance division of Jefferies & Company. He previously worked at Lehman Brothers, where his roles included managing groups in the corporate debt capital markets and derivatives structuring and trading.
Other Experience
• Former director, Caesar’s Entertainment Corporation (2008 – 2019)
• Former director, Wal-Mart Stores, Inc. (2004 – 2014)
• Former chair, Tuck School of Business, Dartmouth College
• Board member, Lincoln Center for the Performing Arts
Education
• Masters of Business Administration, Tuck School of Business, Dartmouth College
• Bachelor of Architecture, Howard University

Relevant Skills and Qualifications
	• Extensive experience in investment banking and finance • Perspective as chair and chief executive officer	• Public and private company governance • Business planning, finance, and long-term strategy
Ameriprise Financial 2022 Proxy Statement | 19

Board Composition
Our Board regularly reviews its composition and its size to evaluate its overall effectiveness and alignment with our strategy. Consideration is given to the composition of our board to maintain a cohesive and diverse board that brings the right balance of experiences, perspectives, independence, skills, and expertise to support effective oversight. We believe it is appropriate to maintain a balance of longer tenured members who bring valuable Company-specific knowledge with a historical perspective, and newer members, who bring fresh viewpoints and new ideas.
Director Experience and Qualifications
We believe that our Board of Directors should have a variety of qualifications, skill sets and experience that, when taken as a whole, best serve the Company and our shareholders. We recognize the importance of diversity with regard to the composition of the Board and strive to have a Board that provides diversity of thought and a broad range of perspectives. Directors should possess integrity, energy, forthrightness, analytical skills and the commitment to devote the necessary time and attention to the Company’s affairs. Directors should also possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.
The Board of Directors has determined that directors should be persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company, such as general management, finance, marketing, technology, law, business or public sector activities. As summarized at right, our directors bring to the Board a variety of qualifications and skills and, collectively, these qualifications form a depth of broad and diverse experiences that help the Board effectively oversee our activities and operations.
The Nominating and Governance Committee will consider whether the candidate has served as the chief executive officer, chief financial officer or other executive officer of a public company with significant policy-making or operational responsibility. The committee also evaluates a candidate’s other board commitments and manifest potential to significantly enhance the effectiveness of the Board and its committees. Experience in an area that is directly relevant to one or more of our business segments is also an important consideration.
The committee considers these specific qualities or skills as being necessary for one or more directors to possess:
•	A majority of directors must satisfy the independence standards established by the New York Stock Exchange;
•
Enough independent directors must be financially literate and have accounting or related fianancial management expertise so that the current and anticipated membership needs of the Audit and Risk Committee can be satisfied;

•
Directors are expected to possess the skills, experience and professional background necessary to gain a sound understanding of our strategic vision, mix of businesses and approach to regulatory relations and enterprise risk management; and

Director Experience and Qualifications
Leadership and Strategy Experience leading complex business operations and developing and executing strategic plans allows for effective oversight of the Company’s operations
Public Company Public company governance and management experience provides insights to reputation, financial and risk management
Human Capital Management Experience managing a large and/or global workforce brings understanding to the oversight of one of our key resources
Risk Management Skills in identifying, assessing and managing risks are important to effectively oversee risk management and understand the most significant risks facing the Company
Finance Possessing financial expertise and knowledge of the financial reporting and auditing processes aids in the oversight of reporting and internal control
Consumer Experience in understanding the needs and interests of consumers is relevant for evaluating new market opportunities
Global Business strategy, operations and substantive experience in international matters provides insights to our global operations
Industry Experience Experience in the financial services industry supports effective oversight of our operations and strategies
Technology/Cybersecurity Understanding advancements in technology, cybersecurity and information systems/data management provides insight into opportunities and risks
Legal and Regulatory Skills and experience with legal and regulatory requirements provides deep perspective on the highly regulated and complex legal frameworks applicable to our business
•
The Board as a whole must possess a mix and breadth of qualities, skills and experience that will enable it and its committees to promote the best interests of the Company and its shareholders and to address effectively the risk factors to which the Company is subject.

Ameriprise Financial 2022 Proxy Statement | 20

Board Diversity
The Board of Directors believes that maintaining and enhancing the Board’s diversity are important corporate governance goals. Diversity of backgrounds, experience and thought is important in ensuring effective risk oversight, and when reviewing potential board nominees, the Nominating and Governance Committee considers the holistic diversity of the Board, including gender, ethnicity and race. Our Corporate Governance Guidelines require the Board’s Nominating and Governance Committee to review the qualifications of the directors and the composition of the Board as a whole periodically. This assessment includes not only the independence of the directors, but also consideration of required minimum qualifications, diversity, age, skills and experience in the context of the needs of the Board.
Director Independence
Under our Corporate Governance Guidelines and NYSE rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company. In addition, the director must meet the bright-line test for independence set forth by the NYSE rules.
The Board has established categorical standards of director independence to assist it in making independence determinations. The Board’s categorical standards of independence are posted on our website on the Corporate Governance page at ir.ameriprise.com. The categorical standards generally classify as “not material”: relationships with our Company arising in the ordinary course of business; relationships with companies of which a director is a shareholder or partnerships of which a director is a partner; contributions made or pledged to charitable organizations with which a director has a relationship; certain familial relationships; and certain social and other relationships. In making independence recommendations, the Nominating and Governance Committee considered relationships and transactions between the director and the Company as described in annual directors’ questionnaires and in materials provided by management.
Our Board has determined that each of our directors is independent, other than Mr. Cracchiolo, who currently serves as our chairman and chief executive officer.
Independence of Committee Members
Only independent directors serve on these standing committees of the Board: Audit and Risk; Compensation and Benefits; and Nominating and Governance. Members of the Audit and Risk Committee also meet the independence standards of Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Members of the Compensation and Benefits Committee are considered “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. On the Board’s Executive Committee, Mr. Cracchiolo serves as the committee’s chairman and our Presiding Director and the chairs of the three other standing committees serve as the Executive Committee’s other members.
Director Age Limit
Our Guidelines on Corporate Governance provide that no person who will have reached the age of 75 will be nominated for election at the next annual shareholders meeting without an express waiver by the Board.
Board Succession Planning
The Nominating and Governance Committee, with input from the Board, is responsible for nominating directors for election each year and for evaluating the need for new directors. The Nominating and Governance Committee considers each director’s skills and experiences, independence, diverse perspectives, and other characteristics. When it is prudent or necessary to find a new director, we cast a wide search and consider a candidate’s broad attributes, including a candidate’s experience in significant policy-making or operational responsibility, industry relevant experiences, and their potential to help steer the company into the future. Over the last six years, we added three new directors as we make it a priority to identify candidates with the skills needed to ensure effective oversight.
The Nominating and Governance Committee seeks advice from current directors when identifying and evaluating new director candidates. As part of this review, the Nominating and Governance Committee, in conjunction with the Board, establishes the desired criteria, skills and areas of expertise needed to continue to support the Board in advancing the Company’s business and strategy. The Nominating and Governance Committee also considers requirements for the Board’s independence, financial literacy qualifications, and professional experiences. Once the desired criteria are established, the Nominating and Governance Committee reviews director candidates. The Nominating and Governance Committee also considers candidates for election to the Board submitted by shareholders. Each member of the committee participates in the review and discussion of director candidates, which starts with the review of publicly available information regarding the potential candidates to assess if the candidates warrant further consideration. In addition, members of the Board of Directors who are not on the committee may meet with and evaluate the suitability of candidates. If the Nominating and Governance Committee believes a candidate should be considered further, then the Chair or other designated Nominating and Governance Committee member will contact the candidate. If a candidate is willing to continue in the process, then the Nominating and Governance Committee requests additional information and may conduct interviews.
Ameriprise Financial 2022 Proxy Statement | 21

Whenever the Nominating and Governance Committee engages a search firm to identify potential director candidates, the committee instructs the firm that diversity considerations are highly important. Similarly, whenever the committee considers candidates identified by other directors or shareholders, the same considerations apply. Because our Board of Directors is relatively small, it may not always be possible to recruit a director who has the skills and experience needed by the Board at that time and who also enhances the diversity of the Board. Nevertheless, considerations of gender, racial, and ethnic diversity will continue to be important factors in identifying and recruiting new directors.
Consideration of Director Candidates Recommended by Shareholders
The Nominating and Governance Committee applies the same standards in considering candidates submitted by shareholders as it does in evaluating candidates submitted by members of the Board of Directors, provided that the requirements explained under the caption “Director Experience and Qualifications” are satisfied. Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders must follow the procedures described on page 79. Shareholders who wish to submit a candidate for consideration by the Nominating and Governance Committee may do so by sending the candidate’s name and supporting information to our Corporate Secretary, at the address shown on page 75 under “General Information.”
Annual Performance Evaluation Process
The Board believes that establishing and maintaining a constructive evaluation process is essential to maintaining Board effectiveness and best corporate governance practices. Accordingly, the Nominating and Governance Committee oversees an annual performance evaluation process for the Board and its committees to determine overall effectiveness. This process is aided by written discussion guides used to facilitate the assessments. Areas of focus may encompass many factors, including: culture; board composition; succession planning; processes, information and resources; and duties and responsibilities.
Director Stock Ownership
We believe that each director should have a substantial personal investment in the Company. A personal holding of Company shares or deferred share units having a market value of five times the amount of the current annual cash retainer upon attainment is recommended for each director. A decrease in the price of a share of our common stock after a director has attained the required ownership threshold will not negate the director’s satisfaction of this requirement. Directors are expected to attain this ownership threshold within five years of joining the Board. We disclose the dollar value of each outside director’s equity holdings as of February 28, 2022, on page 31. All directors who have served on the Board for more than five years are in compliance with our ownership threshold.
Our Board’s Leadership Structure
Our Board of Directors determines the leadership structure that best serves its needs and those of our shareholders. Currently, Mr. Cracchiolo serves as both the chairman of the Board of Directors and the chief executive officer of the Company. Mr. Sharpe currently serves as the Board’s presiding director.
The Board believes that Mr. Cracchiolo’s service as both chairman and chief executive officer has the following advantages for the Company given the specific characteristics or circumstances of the Company. Mr. Cracchiolo provides proven leadership ability, strong communication skills, and a deep understanding of the Company, the financial services industry and the Company’s long-term strategic direction. The chairman is often required to speak on behalf of the entire Board to shareholders, regulators, and other stakeholders and therefore must engender the trust and respect of the entire Board. As the leader of the Board, Mr. Cracchiolo must also be able to maintain an atmosphere of collegiality, encourage open and vigorous discussion and debate during Board meetings, and promote fairness in considering the views and opinions of all directors.
Ameriprise Financial 2022 Proxy Statement | 22

Recognizing that the Company’s or the Board’s circumstances may change, the Board has no policy with respect to the separation of the roles of the chairman and chief executive officer. As stated in our Corporate Governance Guidelines, “The Board believes that this issue is part of the succession planning process, which is overseen by the Compensation and Benefits Committee, and that it is in the best interests of the Company to make a determination when it elects a new chief executive officer.”
The Board recognizes that the Company’s and Board’s circumstances may change in the context of CEO succession planning and that having a separate chairman and CEO is an option that the Board will consider carefully in those circumstances.
Presiding Director
The role of the Board’s presiding director is an important part of the Board’s leadership structure. In 2021, the Board of Directors separated the roles of presiding director and chair of the Nominating and Governance Committee. Previously, the Company’s Corporate Governance Guidelines provided that the then serving chair of the Nominating and Governance Committee would act as the Board’s presiding director.
The Board of Directors also re-appointed Mr. Sharpe to serve as the Board’s presiding director.
As part of the new presiding director structure, the Nominating and Governance Committee recommended, and the Board of Directors, approved a set of Presiding Director Guidelines to outline the authority and responsibilities of the role, including:
•	preside over executive sessions of non-management and independent directors;
•	serve as principal liaison between the Board and the chairman and chief executive officer on sensitive issues;
•	interview each independent director separately as part of the annual Board performance evaluation process;and
•	preside at meetings of the Board of Directors in the event of the chairman’s unavailability.
In addition to the presiding director, our Board has adopted a number of procedures and policies designed to preserve the effectiveness of the independent directors and the transparency of Board operations. For example, each Board agenda includes an executive session of the independent directors. Any director is free to suggest agenda items, to request additional time for an agenda topic, or to request information from management. The independent directors also have regular access to members of management other than the chief executive officer. In advance of each regular Board meeting, the corporate secretary asks the independent directors to submit any questions or topics that they would like the chairman and chief executive officer to address at the meeting.
Our Board’s Role in Risk Oversight
Overview
Enterprise risk management and our risk management program are critical to how we manage our business. The Board has oversight of Ameriprise’s enterprise risk management policy and framework, which: (i) establishes a structure for effective enterprise risk management, including oversight and governance; (ii) delineates key constituent roles and responsibilities; and (iii) imposes a number of core risk management processes. The enterprise risk management policy is designed to manage risks that may impact Ameriprise, including capital, credit, market, liquidity, operational, strategic, reputational, legal and compliance, and product. The Board and its committees receive risk reporting on a regular basis to support the key role that the Board plays in its oversight of risk. The enterprise risk management policy is supported by underlying risk policies at each Ameriprise business unit that provide further detail on the business unit’s risk governance, appetite, and tolerance.
Our chief executive officer, chief financial officer, general counsel, chief risk officer and other members of senior management are responsible for identifying, assessing and managing our exposure to risk. Our Board is responsible for overseeing how management performs those functions. This oversight is directed primarily by the Audit and Risk Committee, whose membership includes five of our eight independent directors. As described in further detail in the Audit and Risk Committee section below, some aspect of risk management and oversight is discussed at virtually every Audit and Risk Committee meeting.
As a diversified financial services company, our business is subject to a number of risks and uncertainties. The Audit and Risk Committee and the Board as a whole receive regular reports from management and our independent auditors on prevailing material risks and the actions we are taking to address and mitigate them. Management also reports to the Audit and Risk Committee and the Board on how we are enhancing our risk management processes and controls to respond to evolving market, business and regulatory conditions. The Audit and Risk Committee and the Board also receive regular reports regarding our regulatory examinations, some of which address risk management topics.
As part of its ongoing responsibilities, the Audit and Risk Committee reviews and assesses the quality and clarity of the risk management information its members receive and, if necessary, makes recommendations to management for improving this reporting. In order to confirm that it is receiving candid and complete information, the Audit and Risk Committee holds regular separate executive sessions with members of executive management, our independent auditors, our general auditor and our chief risk officer.
Independent directors have access to individual members of management or to our employees on a confidential basis. Directors are authorized to conduct independent investigations and to hire outside consultants or experts at our expense. Directors also have access to our records and files, and directors may contact other directors without informing our management of the purpose or even the fact of such contact.
Ameriprise Financial 2022 Proxy Statement | 23

Responsibility of Chairman and Chief Executive Officer
Our chairman and chief executive officer is ultimately responsible for the effectiveness of the Company’s risk management processes and is an integral part of the related day-to-day activities. He also attends most Audit and Risk Committee meetings and the Company’s chief risk officer reports directly to the chief executive officer. As a result, he is in an informed position to both lead our enterprise risk management program and assist in the Board’s oversight of that program.
Oversight of Incentive Compensation Risk
In response to emerging best practices and regulatory guidelines, the Audit and Risk Committee and the Compensation and Benefits Committee have received reports focused on risks related to our Company-wide incentive compensation plans. We discuss this subject in more detail in the Compensation Discussion and Analysis under the heading “Risk and Incentive Compensation” beginning on page 56.
Oversight of Information and Cybersecurity
The Board and the Audit and Risk Committee are central to the oversight of the Company’s cybersecurity risk management program. Our executive vice president of technology and chief information officer, our chief information security officer, and other officers regularly review with our Board and the Audit and Risk Committee: the cyber threat landscape; the design, effectiveness and ongoing enhancement of our capabilities to monitor, prevent and respond to cyber threats and events; and any incidents that merit discussion.
During 2021 the Audit and Risk Committee also reviewed our identity theft prevention and privacy programs and discussed, among other topics: mandatory staff training on fraud prevention; identity theft experience and trends; the effectiveness of existing controls and planned enhancements to those controls; and key areas of focus for the identity theft and privacy programs.
Oversight of Human Capital Management
Attracting, engaging and developing a diverse and high performing workforce is key to our long-term success. As part of its investment in creating an outstanding employee experience, the Company has created, with the Board’s support, a variety of initiatives and goals to invest in leadership development and a robust diversity, equity and inclusion curriculum. The Board has primary responsibility for CEO succession, and, additionally, the Board reviews our succession plans and broader talent development status in light of our corporate strategy at least annually, and frequently discusses talent issues at meetings. The Board and the Compensation and Benefits Committee are regularly updated on human capital management issues and dedicate time to reviewing and discussing our company culture, talent development, retention and recruiting initiatives, diversity, equity and inclusion strategy, and engagement survey feedback.
Oversight of Environment, Social and Governance Matters
Each committee of the Board has oversight responsibility of environment, social and governance (“ESG”) factors. This includes the Audit and Risk Committee’s role in overseeing enterprise risk management and cybersecurity matters, as well as the Compensation Committee as it relates to the multiple elements of human capital management such as engagement, retention of high performers and our enterprise and executive compensation programs detailed in this proxy. In addition, the full Board reviews and provides oversight of the overall business and strategy of the Company and the related ESG matters, including the advancement of Responsible Investment within Asset Management.
With regard to Ameriprise corporate social responsibility/ESG reporting, since 2017 the Nominating and Governance Committee has provided oversight and governance. The committee oversees our corporate social responsibility program and engages with senior management to review the company’s annual Responsible Business Report and other disclosures, including the Company’s first SASB Index disclosure. Oversight by the Nominating and Governance Committee ensures appropriate accountability on these important topics. The Nominating and Governance Committee also oversees our political contributions and reviews a report from management on all material matters relating to corporate political spending that is posted to the Company’s public website. In addition, the Nominating and Governance Committee oversees the Company’s memberships in various trade associations.
For more information on our corporate social responsibility strategy and ESG efforts, please visit ameriprise.com/about/responsible-business.
Board and Management Oversight of Corporate Social Responsibility Strategy and Reporting
Nominating and Governance Committee	•	Environment, social and governance strategy and reporting
	•	Shareholder engagement
	•	Review of Responsible Business Report
	•	Political contributions and trade associations
Ameriprise Executive Leadership Team Corporate Social Responsibility Steering Committee	•	Chaired by CEO
	•	Sets overall strategic direction and approves reporting
	•	Ensures compliance with regulatory requirements
	•	Engages with investors, as appropriate
	•	Membership spans Finance, General Counsel Organization, Human Resources, Business Heads and Corporate Communications
Ameriprise Corporate Social Responsibility Steering Committee	•	Develops corporate social responsibility strategy and reporting
	•	Membership includes leaders from across the organization to monitor developments and make appropriate recommendations
Ameriprise Financial 2022 Proxy Statement | 24

Our Board’s Role in Strategic Planning
Ameriprise has a strategic Long-Range Plan that guides how we lead the Company to maximize long-term shareholder value creation, deliver competitively differentiated value to our clients, and attract and retain talent. We are also aware of the need to take into account the interests of our stakeholders. Briefly, our long-range strategy is to advise, manage and protect assets and income for retail, high net worth, and institutional clients. By fulfilling our strategy, we believe that we are not only creating long-term value for our shareholders, but also enabling our clients and their families to achieve their financial goals, including a confident retirement. Our executive team regularly revisits and updates the Long-Range Plan as appropriate. Our Board of Directors plays an important role in our strategic planning process as well. Executives and the Board hold joint detailed discussions on the Long-Range Plan at our annual long-range planning offsite meeting, as well as throughout the year as needed.
The Long-Range Plan also guides the development of our annual operating plan and budgets. Throughout the year, management and the Board hold regular discussions on the Company’s performance, progress on the annual plan and remaining goals in the context of our Long-Range Plan
Corporate Governance Documents and Policies
Committee Charters
The Board’s Audit and Risk, Compensation and Benefits, and Nominating and Governance Committees each operate under a written charter approved by the Board of Directors. Each committee charter satisfies the requirements of the New York Stock Exchange’s corporate governance listing standards. Each committee reviews and reassesses the adequacy of its charter at least annually. Each committee will recommend any proposed changes to the Board of Directors for consideration and approval. The committee charters are posted on our website on the Corporate Governance page at ir.ameriprise.com and additional information about each committee is contained in the sections following this summary.
The Executive Committee also operates under a written charter approved by the Board of Directors. The Executive Committee’s charter is posted on our website at the same location as the other committee charters.
Corporate Governance Guidelines
The Board of Directors has approved Corporate Governance Guidelines. Among other topics, the Corporate Governance Guidelines address: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and the annual performance evaluation of the Board and its committees. The Corporate Governance Guidelines are posted on our website on the Corporate Governance page at ir.ameriprise.com.
Codes of Conduct
We have adopted a Global Code of Conduct to guide ethical business behavior and decision-making. The Code applies to all of our officers, employees, financial advisors, and their employees, and individuals conducting business on behalf of us and our subsidiaries. Following our Global Code of Conduct and all applicable laws, regulations, and Company policies is a condition of employment or association with the Company, except as otherwise provided by the laws of a foreign jurisdiction.
The Board of Directors has adopted a Code of Business Conduct for Members of the Board of Directors of Ameriprise Financial, Inc. This Code is intended to focus each director on areas of potential conflicts of interest and provide guidance relating to the recognition and handling of ethical issues. The Code also provides mechanisms to report potential conflicts of interest or unethical conduct and is intended to foster a culture of openness and accountability.
Both of these Codes are posted on our website on the Corporate Governance page at ir.ameriprise.com.
Director Attendance at Annual Meeting of Shareholders
Our Corporate Governance Guidelines state that directors are expected to attend the Annual Meeting of Shareholders. The corporate secretary reminds each director of this policy in writing in advance of each Annual Meeting of Shareholders. At our 2021 Annual Meeting of Shareholders, all directors then serving were in attendance.
Executive Sessions of Independent Directors
The independent directors customarily meet in executive session without management present at each regularly scheduled meeting of the Board. The Board may decide, however, that such an executive session is not required at a particular Board meeting.
Ameriprise Financial 2022 Proxy Statement | 25

Shareholder Engagement
The Company values its engagement with its shareholders to learn about the issues and concerns that are important to them. Open and ongoing communications with our shareholders can have a positive influence on our performance and allows us to incorporate our shareholders’ feedback into key areas of concern. Presentations at financial conferences, meetings with analysts and investment firms, regular outreach on governance topics and responding to inquiries are examples of the activities we employ to engage our shareholders. As appropriate our presiding director, executive leadership, senior management, or subject matter experts participate in these discussions.
During 2021 our governance outreach to our largest shareholders represented more than 60% of shares outstanding. Engagement topics included: diversity and inclusion initiatives; gender and racial diversity on the board of directors and management team; evolving labor market trends and investment in the employee experience; the effect of the global pandemic and our thoughtful return to office plans; continued enhancement of our ESG reporting including diversity metric disclosures; and our reporting on climate risk. In addition, we discussed governance matters, including amendments made to our by-laws in 2021, which we believe caused a proxy advisory firm to recommend against the election of the chair of our Nominating and Governance Committee at the 2021 Annual Meeting. Our shareholders conveyed understanding and support for the by-law amendments and expressed no concerns with respect to any of our directors.
The feedback from our discussions with shareholders and proxy advisors is collected and conveyed, as appropriate, to the entire Board, and influences and informs our policies and practices. For example, in the past few years based in part on investor input, the Company has continued to evolve our ESG reporting, publishing our first SASB Index in March 2022; provided EEO-level human capital disclosure in our Responsible Business Report; enhanced Board and management oversight of the Company’s trade association memberships and our dues payments to those trade associations; advanced our climate capabilities in coordination with our asset management business; and enhanced our “Compensation Discussion and Analysis” disclosure.
Communicating with Directors
The Board of Directors has provided a means by which shareholders or other interested parties may send communications to the Board or to individual members of the Board. Such communications should be directed to the Company’s corporate secretary, who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Company’s corporate secretary, may not be forwarded to the directors.
If a shareholder or other interested party wishes to communicate a concern to the chair of the Audit and Risk Committee about our financial statements, accounting practices, internal controls or business ethics or corporate conduct, the concern should be submitted in writing to the chair of the Audit and Risk Committee in care of our corporate secretary. If the concern relates to our executive compensation program, the concern should be submitted in writing to the chair of the Compensation and Benefits Committee in care of our corporate secretary. If the concern relates to our governance practices, the concern should be submitted in writing to the chair of the Nominating and Governance Committee in care of our corporate secretary. If the shareholder or other interested party is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of our corporate secretary. The contact information for the Company’s corporate secretary is provided on page 75 under “General Information.”
Our “whistleblower” policy prohibits us or any of our employees from retaliating or taking any adverse action against anyone for raising a compliance or ethical concern in good faith. If a shareholder, employee or other interested party nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to our ethics hotline, at (800) 963-6395. This is a confidential, independent service that allows individuals to report compliance or ethical issues and concerns they may have concerning Ameriprise Financial. An ethics specialist will forward accounting and auditing issues to our general auditor and our general counsel, who will confirm that the matter is properly investigated and, if deemed appropriate, report the results to the Audit and Risk Committee.
Ameriprise Financial 2022 Proxy Statement | 26

Committees of the Board
Board and Committee Meetings
During 2021, the Board of Directors met six times. All of our directors attended 95% or more of the meetings of the Board and the Board committees on which they served during the year. Every committee includes an executive session attended only by committee members on the agenda of each meeting, but committee members may decide that an executive session is unnecessary at any particular meeting.
Membership on Board Committees
This table shows the composition of our four standing Board committees and the number of committee meetings held in 2021.
Name	Audit and Risk	Compensation and Benefits	Executive	Nominating and Governance
Mr. Cracchiolo			C
Ms. Blixt(1)	M	C	M
Ms. DiGeso		M	M	C
Mr. Greenberg(1)	M	M
Mr. Noddle		M		M
Mr. Sharpe		M	M	M
Mr. Shea(1)	M
Mr. Walter(1)	M			M
Mr. Williams(1)	C		M
Number of meetings held in 2021	11	7	1	2
C = Chair M = Member
(1) Audit and Risk Committee financial expert
Audit and Risk Committee
The Audit and Risk Committee assists the Board by:
•	monitoring the integrity of the Company’s consolidated financial statements;
•	monitoring the Company’s compliance with legal and regulatory requirements and our Code of Conduct;
•
monitoring the Company’s enterprise-wide risk assessment and risk management processes, including the nature of our major risk exposures, the methods we employ to mitigate risk, and the design and effectiveness of our processes and controls to prevent and detect fraudulent activity;

•	receiving reports on the Company’s cybersecurity and privacy programs;
•	reviewing the appointment and replacement of the chief risk officer;
•	receiving regular reports from the chief risk officer, including in executive sessions where he or she is the only officer present;
•	reviewing the appointment and replacement of the general auditor, and annually reviewing the performance and compensation of the general auditor;
•	evaluating and monitoring the qualifications and independence of the independent auditors;
•	evaluating and monitoring the performance of the Company’s internal audit function and independent auditors;
•	receiving regular reports from the general auditor, including in executive sessions where he is the only officer present and
•	addressing specified finance and risk management matters.
The Audit and Risk Committee may convene executive sessions with the general auditor, chief risk officer, representatives of our independent auditors, or representatives of management.
Reporting to the Board
All of our directors have access to the Audit and Risk Committee’s meeting materials, including draft minutes, so they can remain informed about our risk oversight function. Similarly, the chair of the Audit and Risk Committee regularly reports to the entire Board on the Audit and Risk Committee’s activities and decisions. In addition, each presentation to the Audit and Risk Committee or the Board on any significant matter includes a summary of the related risk management issues to ensure directors are aware of key risk topics and management’s risk management strategies and processes.
Ameriprise Financial 2022 Proxy Statement | 27

Audit and Risk Committee Financial Experts
The Board has determined that Ms. Blixt and Messrs. Greenberg, Shea, Walter and Williams are “Audit and Risk Committee financial experts” as defined by Securities and Exchange Commission regulations and that they have accounting or related financial management expertise, as the Board interpreted such qualification in its business judgment. The Board has also determined that all Audit and Risk Committee members are financially literate, as that term is interpreted by the Board in its business judgment.
External Auditors
The Audit and Risk Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. The Audit and Risk Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent external auditor for fiscal year 2022. We have retained PricewaterhouseCoopers LLP in this capacity since fiscal year 2011. The members of the Audit and Risk Committee and the Board believe that continuing to retain PricewaterhouseCoopers LLP as the Company’s independent external auditor is in the best interests of the Company and our shareholders.
In conjunction with the mandated rotation of PricewaterhouseCoopers LLP’s lead engagement partner, the Audit and Risk Committee is directly involved in the selection of the new lead engagement partner. In order to ensure continuing auditor independence, the Audit and Risk Committee periodically considers whether there should be a regular rotation of the independent external audit firm.
Compensation and Benefits Committee
The Compensation and Benefits Committee’s primary purposes are to:
•	establish the philosophy and objectives that will govern our compensation and benefits programs;
•	oversee and approve the compensation and benefits paid to our executive officers;
•	recommend for approval by the Board of Directors or the shareholders incentive and equity-based compensation plans;
•	promote the clear and complete disclosure to shareholders of material information regarding the compensation and benefits of our highest paid executive officers;
•	confirm that appropriate chief executive officer and management succession plans are in place and regularly reviewed and discussed by the Board;
•	oversee incentive compensation plans throughout the Company, to the extent and in the manner set forth in relevant regulatory guidance or rules;
•	make recommendations to the Board on matters related to nonbinding advisory votes of shareholders to approve the compensation of the named executive officers; and
•	engage, together with senior management, with our institutional investors on all matters related to the foregoing responsibilities.
While the Compensation and Benefits Committee oversees our executive compensation program, the Nominating and Governance Committee has the authority to oversee the compensation and benefits of non-management directors and to make recommendations on such matters to the Board of Directors for approval. We provide information about the compensation of our outside directors beginning on page 31.
In connection with its responsibilities, the Compensation and Benefits Committee has the authority to:
•	approve grants of equity-based and other incentive awards;
•	engage, oversee, compensate, evaluate and terminate a compensation consultant;
•	retain independent legal or other advisors;
•	request the support of one or more Company officers or employees to assist it in carrying out its duties;
•	request any of our officers or employees or those of our outside counsel or independent auditors to attend a meeting of the committee or to meet with members of, or consultants to, the committee;
•
determine the appropriate amount of funding to be provided by the Company to compensate any compensation consultant or other advisor engaged by the committee, and to cover any administrative expenses that arise as the committee carries out its duties;

•
delegate its authority to one or more subcommittees, including to the committee chair, who may (so long as consistent with certain federal securities requirements) act on behalf of the committee during the intervals between meetings; and

•	delegate its authority to one or more officers or employees to the extent permitted by applicable law, the rules of the New York Stock Exchange, or applicable governing compensation plan documents.
The Compensation and Benefits Committee has delegated certain administrative authority to our chief human resources officer to promote the efficient and timely administration of our compensation and benefits plans.
Ameriprise Financial 2022 Proxy Statement | 28

The Role of Executive Officers
Various executive officers help the Compensation and Benefits Committee determine the appropriate form and amount of executive compensation. Officers in our human resources department prepare meeting materials for the committee, including compensation tally sheets and other summaries of executive officers’ total compensation. These officers also may propose the adoption of new compensation or benefits plans or amendments to existing plans. The chief executive officer makes recommendations to the committee regarding compensation actions for executive officers other than himself. Our executive vice president of human resources discusses survey and benchmarking data related to executive compensation and other topics of interest to the committee. Our chief financial officer advises the committee about setting and calculating financial performance goals for certain executive compensation plans. No executive officer has the authority to approve his or her own compensation or to make equity-based grants to any executive officer.
The Committee’s Independent Compensation Consultant
The Compensation and Benefits Committee engaged the firm of Semler Brossy Consulting Group (“Semler Brossy”) as its independent compensation consultant as of June 5, 2019. The committee maintains a Compensation Adviser Policy, which addresses the relationship between the committee and its compensation advisers; the criteria that the committee uses to select its consultant; the consultant’s duties; how the committee evaluates its compensation consultant; the factors the committee will apply in determining whether its consultant is independent of the Company’s management; and the related disclosure to be provided to our shareholders. The Compensation Adviser Policy is available on the Corporate Governance page of our website at ir.ameriprise.com. You can request a free copy of the Compensation Adviser Policy by writing to our corporate secretary using the contact information included under “Requests for Copies of Materials” below.
Semler Brossy works for and reports directly to the Compensation and Benefits Committee, not the Company’s management, with respect to executive compensation matters. The committee recognizes that its consultant will necessarily work with representatives of management but does so as the committee’s representative and solely on the committee’s behalf. The committee annually reviews and discusses Semler Brossy’s performance in executive session, without representatives of Semler Brossy present.
In its capacity as the committee’s consultant, Semler Brossy’s services include the following:
•	providing advice and guidance with respect to trends and issues related to executive compensation;
•	assisting with benchmarking competitive compensation, including advising the committee on the composition of a reference peer group;
•	assisting with the development of an executive compensation philosophy and program suited to our business strategy and goals; and
•	preparing reports and analyses for the committee’s meeting materials.
One or more representatives of Semler Brossy attend committee meetings as needed.
At a meeting held on February 24, 2022, the Compensation and Benefits Committee confirmed that Semler Brossy is independent of the Company’s management (applying the independence standards established in the Compensation Adviser Policy). In making this determination, the committee considered relevant issues, including the following six specific factors prescribed by the Securities and Exchange Commission and New York Stock Exchange corporate governance listing standards:
•	the provision of other services to Ameriprise by Semler Brossy;
•	the amount of fees received during 2021 from Ameriprise as a percentage of Semler Brossy’s 2021 total revenue;
•	Semler Brossy’s policies and procedures designed to prevent conflicts of interest;
•	any business or personal relationship between a member of the Semler Brossy engagement team and a member of the committee;
•	any Ameriprise Financial stock owned by Semler Brossy or by any member of the Ameriprise consulting team or their immediate family members; and
•	any business or personal relationship of Semler Brossy or any employee of Semler Brossy with an executive officer of Ameriprise Financial.
Based on this review and information provided by Semler Brossy, the committee determined that no conflict of interest exists that would preclude Semler Brossy from independently representing the committee.
Reporting to the Board
The Compensation and Benefits Committee chair reports to the entire Board regarding each committee meeting. When appropriate, these reports and related discussions are conducted in executive session, without management present. Before the committee makes final decisions regarding compensation for the chief executive officer, it first discusses its proposed actions with the independent directors, without management present.
Management discusses the proposed agenda for each committee meeting with members of the committee in advance. The committee chair has the authority to add or delete items from any proposed agenda, and to call special meetings of the committee at any time.
Ameriprise Financial 2022 Proxy Statement | 29

Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Benefits Committee is a former or current officer or employee of the Company or any of its subsidiaries or is an executive officer of another company where an executive officer of Ameriprise Financial is a director.
Executive Committee
The Board is not required to have an Executive Committee, but has established one to allow the timely and efficient exercise of the Board’s authority in the intervals between regularly scheduled meetings of the Board, subject to certain limitations. Under the committee’s charter, the Chairman of the Board serves as the committee chairman and the then serving chairpersons of the Audit and Risk, Compensation and Benefits, and Nominating and Governance Committees and the presiding director serve as members. Mr. Cracchiolo is permitted to act as chairman of the committee even though he is not an independent director. The committee meets only as required, upon the call of its chairman, and is not required to meet a minimum number of times each year.
Nominating and Governance Committee
The Nominating and Governance Committee’s purpose is to:
•	assume a leadership role in shaping the Company’s corporate governance;
•	promote the effective functioning of the Board and its committees;
•	advance the best interests of the Company and its shareholders through the implementation, oversight and disclosure of sound corporate governance guidelines and practices;
•	consider and recommend candidates for election or appointment to the Board, including evaluating candidates submitted by shareholders;
•	periodically review the compensation of outside directors and recommend changes to the Board for approval;
•	promote the clear and complete disclosure to shareholders of material information regarding the compensation and benefits of the Company’s outside directors;
•	oversee the Company’s Corporate Social Responsibility efforts; and
•	oversee corporate political spending and trade association memberships.
A Statement of Principles Governing Corporate Political Spending, approved by the Board based on the committee’s recommendation, along with the Company’s annual corporate political spending report, is posted on the Corporate Governance page of our website at ir.ameriprise.com. The Statement of Principles Governing Corporate Political Spending was last amended and restated in March 2020 to enhance Board and management oversight of the Company’s trade association memberships and our dues payments to those trade associations.
Committee Charters
Each of the Board’s standing committees is guided by a written charter. These charters, which are regularly reviewed by the committees themselves and the Board as a whole, are available on the Corporate Governance page of our website at ir.ameriprise.com.
Requests for Copies of Materials
You may request copies of any of the documents referred to in this section of the proxy statement by calling our corporate secretary, Wendy B. Mahling at (612) 671-3603. You may also write to her by email at ampsecretarysofficemailbox@ampf.com or by mail at 1098 Ameriprise Financial Center, Minneapolis, MN 55474. We will provide the copies at no cost to you.
Ameriprise Financial 2022 Proxy Statement | 30

COMPENSATION OF DIRECTORS
Our Compensation Philosophy for Outside Directors
We compete with other companies for executive talent, as we explain in the Compensation Discussion and Analysis later in this proxy statement. We must also compete for persons with the ability, integrity, experience and judgment required to serve on the board of a public company. We need to attract and retain directors who meet the high qualification standards set by our Board of Directors. In order to do so, we must offer a compensation package that is both competitive and fair in view of the significant time commitment and responsibilities that come with a director’s job. Only outside directors receive compensation for serving on our Board. Mr. Cracchiolo does not receive additional compensation for his service as a director.
We believe that our outside directors should have a substantial personal financial stake in the Company. Accordingly, a significant portion of our directors’ compensation package is equity-based. Also, a director is expected to have an equity holding in the Company with a market value of five times the amount of the current annual cash retainer upon attainment. A decrease in the price of a share of our common stock after a director has attained the required ownership threshold will not negate the director’s satisfaction of this requirement. A director is expected to reach this goal within five years of joining our Board. Shares of our common stock and deferred share units both count toward this goal. Using a closing price of $299.79 for a share of our common stock on February 28, 2022, the value of the common stock and deferred share units beneficially held by our outside directors (excluding shares held by a charitable organization) on that date was as follows, rounded to the nearest dollar: Mses. Blixt ($3,221,193); and DiGeso ($2,968,170); and Messrs. Greenberg ($6,641,029); Noddle ($15,727,266); Sharpe ($19,178,014); Shea ($1,820,242); Walter ($1,558,630); and Williams ($2,684,550). As is true for our executive officers, we prohibit our directors from hedging against a decline in the value of our stock.
How Our Outside Directors’ Compensation is Determined
The Board’s Nominating and Governance Committee is responsible for overseeing the compensation and benefits paid to our outside directors. The committee periodically reviews the outside directors’ compensation package to ensure it is market based, aligned with shareholder interests, and consistent with our compensation principles, including with respect to equity-based compensation, being within the shareholder-approved limitation on director compensation under our Amended and Restated 2005 Incentive Compensation Plan.
At its meeting held on September 29, 2021, the Nominating and Governance Committee reviewed and discussed an analysis of non-management director compensation prepared by Semler Brossy, which also serves as the independent compensation consultant to the Compensation and Benefits Committee. Among other matters, Semler Brossy’s report: reviewed the design and competitiveness of our non-management director compensation program; compared the program to the company’s peer group that is also used in connection with our executive compensation program; and recommended changes to the amount of certain components of the program. Semler Brossy advised that increases in the annual Board cash retainer, the annual Board equity award, the presiding director retainer and the annual cash retainer for the chair of the Audit and Risk Committee were appropriate in order to align compensation with peer group competitive levels.
Based on the market information presented by Semler Brossy, the committee recommended, and the Board approved, the following changes to its compensation program, to be effective as of January 1, 2022: the annual cash retainer is increased from $100,000 to $110,000; the annual equity retainer is increased from $150,000 to $190,000; the presiding director’s annual retainer is increased from $20,000 to $40,000; and the Audit and Risk Committee chair retainer is increased from $25,000 to $30,000. In all other respects the Company's compensation program for non-management directors remains unchanged.
2021 Annual Compensation Plan for Outside Directors
The 2021 compensation program for our outside directors is outlined below. In connection with the approval on April 28, 2021, of the new structure under which the Presiding Director role was decoupled from the role of Nominating and Governance Committee chair, the Board approved a $20,000 annual retainer for the Presiding Director. We do not pay meeting fees or grant stock options or restricted stock to our outside directors.
Ameriprise Financial 2022 Proxy Statement | 31

Outside Directors Compensation Program for 2021
Annual Cash Retainer	$100,000
Annual Equity Retainer	$150,000 in the form of deferred share units
Board Meeting Fees	No board meeting fees
Committee Meeting Fees	No committee meeting fees
Committee Member Annual Retainer	Committee members receive an annual retainer as follows:
• Audit and Risk Committee — $15,000
• Compensation and Benefits Committee — $10,000
• Nominating and Governance Committee — $10,000
There is no committee member retainer for the members of the Executive Committee.
Committee Chair Annual Retainer	Committee chairpersons receive an annual retainer in addition to the committee member retainer, as follows:
• Audit and Risk Committee chair — $25,000 ($40,000 total committee retainer)
• Compensation and Benefits Committee chair — $20,000 ($30,000 total committee retainer)
• Nominating and Governance Committee chair — $20,000 ($30,000 total committee retainer)
Presiding Director Annual Retainer	$20,000 (effective April 28, 2021)
Charitable Matching Gift Program	Up to $1,500 annually
Deferred Share Plan for Outside Directors for 2021
All of our outside directors participate in the Ameriprise Financial Deferred Share Plan for Outside Directors. Each outside director receives an annual grant of deferred share units immediately following the Annual Meeting of Shareholders. A deferred share unit is a phantom share of our common stock that tracks the value of our common stock. A deferred share unit receives deemed dividends in the same amount paid on a share of our common stock, but it has no voting rights. Outside directors may also choose to defer part or all of their annual cash retainer and any committee retainer under the plan.
Feature	Annual Grant	Elective Retainer Deferral
Amount
• $150,000
• Outside directors whose first term is less than one year long will receive a pro-rata grant based on their length of service between their appointment to the Board and the next Annual Meeting of Shareholders
• Before the beginning of each calendar year, a director may elect to defer up to 100% of the annual cash retainer and any committee chair or member retainer, in 25% increments
Investment Options	• Only investment option is Ameriprise deferred share units, credited to a separate annual equity grant deferred share unit account
• Director may choose to invest deferred amounts in one or both of these options: Ameriprise deferred share units or a cash account that receives a market rate of interest, credited on the last day of each month

Number of Deferred Share Units Credited
• The number of deferred share units is determined by dividing the dollar amount awarded by the closing price of a share of our common stock on the date of our annual shareholders meeting, or for a director who joins the Board after the date of the most recent Annual Meeting, closing price of a share of our common stock on the third trading day following the public release of our financial statements during the quarter the director joins

• The number of units credited is determined by dividing the quarterly deferral amount by the closing price of a share of our common stock on the third trading day following the public release of our financial statements for the quarter

Dividend Equivalent Reinvestment
• Account is credited with additional deferred share units on each dividend payment date for our common stock. Number of additional units is calculated by first multiplying the number of units held on the dividend record date by the dividend payable on a share of our common stock; that number is then divided by the closing price of a share of our common stock on the dividend payment date
• Deemed dividends on deferred share units are reinvested in the same manner used for the annual equity grant account
Distribution	• Single payment in shares of our common stock following the director’s end of service
• A director makes a distribution election at the same time he or she makes a deferral election, and that election applies to that year’s deferrals. A director makes a new distribution election each year. A director has three distribution choices:
– Lump sum on March 31 of a specified year
– Lump sum following the director’s end of service
– Two to five or ten annual installments following the
director’s end of service

Change in Control	• Upon a change in control, the entire account will be immediately distributed in shares of our common stock	• Upon a change in control, all amounts held in either account will be immediately distributed in cash, or in shares of our common stock to the extent invested in Ameriprise deferred share units
Ameriprise Financial 2022 Proxy Statement | 32

Compensation Paid to Outside Directors in 2021
This table shows the total compensation earned by or paid to our outside directors during 2021.
Name	Annual Retainer Earned or Paid in Cash	Committee Chair/ Presiding Director Retainer Earned or Paid in Cash	Committee Member Retainer Earned or Paid in Cash	Stock Awards(1)	Total
Dianne Neal Blixt	$ 100,000	$ 20,000	$ 25,000	$ 150,000	$ 295,000
Amy DiGeso*	$100,000	$13,516	$20,000	$150,000	$283,516
Lon R. Greenberg	$100,000	$0	$25,000	$150,000	$275,000
Jeffrey Noddle	$100,000	$0	$20,000	$150,000	$270,000
Robert F. Sharpe, Jr.*	$100,000	$20,000	$20,000	$150,000	$290,000
Brian T. Shea	$100,000	$0	$15,000	$150,000	$265,000
W. Edward Walter III	$100,000	$0	$25,000	$150,000	$275,000
Christopher J. Williams(2)	$100,000	$25,000	$15,000	$150,000	$290,000
*
Ms. DiGeso was appointed chair of the Nominating and Governance Committee effective as of April 28, 2021, and received a pro rated annual committee chair retainer. Mr. Sharpe was appointed to the role of presiding director as of April 28, 2021. Prior to that he served as Nominating and Governance Committee chair from January 1, 2021 to April 28, 2021.

(1)
The dollar amounts in this column show the grant date fair value of the annual grant of deferred share units. For 2021, the number of deferred share units credited to a director’s account is calculated as follows: the dollar value to be received by the director is divided by the closing price of a share of our common stock on the date of our Annual Meeting of Shareholders. The aggregate incremental cost of perquisites and personal benefits is less than $10,000 for each director. As a result, the Securities and Exchange Commission does not require us to disclose those costs.

(2)
In 2021, Mr. Williams elected to defer 100% of his cash retainers under the Ameriprise Financial Deferred Share Plan for Outside Directors, with 50% allocated into the Ameriprise Common Stock Fund and 50% into the Moody’s Corporate Bond Yield Index.

Deferred Share Units Issued to Outside Directors in 2021
This table shows the number of deferred share units issued to outside directors during 2021. In order to simplify the presentation, we have rounded the numbers shown to the nearest unit. Directors’ accounts were credited with deemed dividends on the deferred share units at the same rate as the dividends paid on a share of our common stock. These deemed dividends were reinvested in additional deferred share units.
	DSU Balances as of December 31, 2020			DSUs Credited During 2021				DSU Balances as of December 31, 2021
	Annual Equity Grant	Retainer Deferral	Total DSUs†	Annual Equity Grant	Reinvested Deemed Dividends	Retainer Deferral	Total DSUs	Annual Equity Grant	Retainer Deferral	Total DSUs†
Dianne Neal Blixt	8,961	0	8,961	585	162	0	747	9,708	0	9,708
Amy DiGeso	8,961	0	8,961	585	162	0	747	9,708	0	9,708
Lon R. Greenberg	15,725	0	15,725	585	280	0	865	16,590	0	16,590
Jeffrey Noddle	33,889	16,412	50,301	585	880	0	1,465	35,069	16,697	51,766
Robert F. Sharpe, Jr.	33,889	4,348	38,237	585	670	0	1,255	35,069	4,423	39,492
Brian T. Shea	2,251	0	2,251	585	46	0	631	2,882	0	2,882
W. Edward Walter III	3,530	0	3,530	585	68	0	653	4,183	0	4,183
Christopher J. Williams	5,804	1,784	7,588	585	141	280	1,006	6,497	2,097	8,594
All totals rounded to the nearest share.
†	Includes deemed dividend invested in additional deferred share units.
Perquisites and Personal Benefits
Our outside directors receive occasional perquisites or personal benefits of reasonable value, such as: commemorative items in connection with their Board service; welcoming gifts at the hotel where they stay during Board meetings or events; holiday gifts; and recreational or other services and amenities when attending an off-site Board long-range planning meeting. We do not provide our directors with a tax gross-up amount on any gifts or other items given to them. We pay for or reimburse our outside directors for their reasonable travel, lodging, food and other expenses related to their attendance at Board, committee or annual shareholder meetings. Our outside directors may use our corporate aircraft for Board-related travel, subject to the aircraft’s availability and other restrictions. In extraordinary or unusual circumstances, such as a family emergency, we may make our corporate aircraft available to our outside directors on an exception basis; for 2021, the aircraft was not provided to any director on an exception basis. Our outside directors are eligible to participate in our charitable gift matching program on the same basis as employees. We will match a director’s personal contributions to one or more qualifying charitable organizations subject to an annual aggregate limit, which is currently $1,500. Directors’ requests for matching gifts are processed by the same outside vendor that we use for employee matching gift requests.
Ameriprise Financial 2022 Proxy Statement | 33

OWNERSHIP OF OUR COMMON SHARES
The table below shows how many Ameriprise common shares certain individuals and entities beneficially owned on February 28, 2022. These individuals and entities include: (1) owners of more than 5% of our outstanding common shares; (2) our current directors and director nominees; (3) the five executive officers named in the compensation tables included in subsequent sections of this proxy statement; and (4) all current directors and executive officers as a group. A person has beneficial ownership over shares if the person has or shares voting or investment power over the shares or the right to acquire such power within 60 days of February 28, 2022. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares, except as we describe below.
The column captioned “Deferred Share Units and Restricted Share Units” shows DSUs and RSUs owned by non-management directors through the Outside Directors Deferred Share Plan and phantom units owned by the executive officers under the Company’s Supplemental Retirement Plan and Deferred Compensation Plan. The information in this column is not required by the rules of the Securities and Exchange Commission because these units carry no voting rights and will be settled in shares of common stock that the recipient does not have the right to acquire within 60 days of February 28, 2022. Nevertheless, we believe that this information provides a more complete picture of the financial stake that our directors and executive officers have in the Company.
Name	Number of Shares Owned(1)(2)	Right to Acquire(6)	Percent of Class	Deferred Share Units and Restricted Share Units	Total Shares Beneficially Owned Plus DSUs and RSUs
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,379,178(3)	—	12.1%	—	—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	8,413,864(4)	—	7.6%	—	—
Dianne Neal Blixt	1,000(5)	—	*	9,745	10,745
Amy DiGeso	156	—	*	9,745	9,901
Lon R. Greenberg	5,500(5)	—	*	16,652	22,152
Jeffrey Noddle	500	—	*	51,961	52,461
Robert F. Sharpe, Jr.	24,330(5)	—	*	39,641	63,971
Brian T. Shea	3,179(5)	—	*	2,893	6,072
W. Edward Walter III	1,000(5)	—	*	4,199	5,199
Christopher J. Williams	200	—	*	8,755	8,955
James M. Cracchiolo	138,530	232,394	*	190,845	561,769
Walter S. Berman	9,080	122,078	*	60,176	191,335
William F. Truscott	19,023(5)	126,244	*	11,683	156,950
Colin Moore	75,574	0	*	4,907	80,481
Joseph E. Sweeney	7,127	75,237	*	7,056	89,421
All current directors and executive officers (18 individuals)	330,008	616,180	1.0%	436,555	1,382,742
*	Less than 1%.

Our executive officers and directors are prohibited from hedging against a decline in the value of the Ameriprise common stock they own. Executive officers are also prohibited from pledging their Ameriprise common stock in any manner, whether as collateral for a loan, in a margin account held at a broker, or otherwise. Our directors are permitted to pledge their Ameriprise common stock in this manner, provided that they first pre-clear the pledge with our corporate secretary or another Company lawyer. A pledge will not be approved if it is significant in relation to the average trading volume of our common stock for the five trading days immediately preceding the pre-clearance request.

The shares of common stock subject to a pledge will not be counted in determining the satisfaction of the equity ownership requirement then applicable to our outside directors.
(1)	This column includes shares held in employee benefit plan accounts on February 28, 2022, as follows:
Name	Number of Shares in Plan Accounts
James M. Cracchiolo	1,646
Walter S. Berman	347
William F. Truscott	293
Colin Moore	0
Joseph E. Sweeney	283
All executive officers, including those named above	3,836
Ameriprise Financial 2022 Proxy Statement | 34

(2)
Executive officers hold restricted shares that we include in this column. The executive may vote the restricted shares, but may not sell or transfer them during the restricted period. These restrictions lapse over a period of years. The named executive officers hold restricted stock units other than restricted shares. Other executive officers hold a total of restricted shares.

(3)
Based on information contained in a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2022, by The Vanguard Group which contained information as of December 31, 2021. The filing indicates that The Vanguard Group had shared voting power of 185,990 shares of common stock, sole dispositive power of 12,918,569 shares of common stock and shared dispositive power of 460,609 shares of common stock.

(4)
Based on information contained in a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 1, 2022, by BlackRock, Inc. which contained information as of December 31, 2021. The filing indicates that BlackRock, Inc. had sole voting power of 7,248,829 shares of common stock, and sole dispositive power of 8,413,864 shares of common stock.

(5)	Includes shares beneficially held in a trust, joint account, individual retirement account, foundation, or limited liability company
(6)	These are shares that the named individuals have the right to acquire within 60 days of February 28, 2022, upon the exercise of stock options that they hold.
Item 2 — To Approve the Compensation of the Named Executive Officers by a Nonbinding Advisory Vote
The Board of Directors recommends a vote “FOR” the following nonbinding advisory resolution. Proxies will be voted “FOR” the resolution unless otherwise specified:

RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.

The Compensation and Benefits Committee will review the results of the vote on this proposal carefully with the aid of its independent compensation consultant. Depending upon the results of that review, the committee will take such action, if any, as it deems appropriate. Because this vote is advisory, however, it is not binding on us, our Board of Directors, or the Board’s Compensation and Benefits Committee. Also, a negative vote will not overrule decisions made by the Compensation and Benefits Committee.
Before you vote on the resolution below, please read the Compensation and Benefits Committee Report on page 39 and the Compensation Discussion and Analysis beginning on page 40. The Compensation Discussion and Analysis contains important information about our executive compensation program. It also explains how and why the Compensation and Benefits Committee made specific decisions about the named executive officers’ compensation for their 2021 performance. The section of the Compensation Discussion and Analysis on page 41 describes the committee’s consideration of the results of the vote on this proposal at our 2021 Annual Meeting.
You should also review the tables that immediately follow the Compensation Discussion and Analysis, together with the related narrative disclosure and footnotes.
Ameriprise Financial 2022 Proxy Statement | 35

REPORT OF THE AUDIT AND RISK COMMITTEE
The Audit and Risk Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit and Risk Committee to prepare the Company’s consolidated financial statements, to plan or conduct audits or investigations or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s consolidated financial statements and for establishing and maintaining effective internal control over financial reporting. The Company’s management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The independent registered public accounting firm is responsible for the audit of the Company’s consolidated financial statements and the audit of the effectiveness of the Company’s internal control over financial reporting. In addition, the independent registered public accounting firm is responsible for the audit of management’s assessment of the effectiveness of internal control over financial reporting.
In the performance of its oversight function, the Audit and Risk Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements. The Audit and Risk Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit and Risk Committee has received the written disclosures and the letter from its independent accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit and Risk Committee concerning independence and has discussed with the independent accounting firm its independence.
The Audit and Risk Committee discussed with the Company’s general auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit and Risk Committee meets with the general auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. In addition, the Audit and Risk Committee meets with the chief executive officer and chief financial officer of the Company to discuss the Company’s control environment and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit and Risk Committee recommended to the Board of Directors, and the Board has approved, that the Company’s audited financial statements be included in the Company’s 2021 Annual Report to Shareholders and, for filing with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
MEMBERS OF THE COMMITTEE

Christopher J. Williams (Chair)	Dianne Neal Blixt	Lon R. Greenberg	Brian T. Shea	W. Edward Walter III
Ameriprise Financial 2022 Proxy Statement | 36

Item 3 — Ratification of Audit and Risk Committee’s Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2022
The Board of Directors recommends a vote “FOR” the following resolution. Proxies will be voted “FOR” the following resolution unless otherwise specified:

RESOLVED, that the Audit and Risk Committee of the Board of Directors’ selection of PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the accounts of the Company and its subsidiaries for 2022 is ratified.

PricewaterhouseCoopers LLP was our independent accounting firm for the 2021 fiscal year and the Audit and Risk Committee has engaged the firm for our 2022 fiscal year. We disclose the fees paid to PricewaterhouseCoopers for their services in our 2020 and 2021 fiscal years in this section.
We provide important additional information about the Audit and Risk Committee’s oversight of PricewaterhouseCoopers in the External Auditors section on page 28. We are asking shareholders to ratify the Audit and Risk Committee’s engagement of PricewaterhouseCoopers, subject to the limitation stated in the last sentence of the following paragraph.
The members of the Audit and Risk Committee and the Board of Directors believe that the continued engagement of PricewaterhouseCoopers as our independent registered public accounting firm is in the best interests of the Company and its shareholders. In the event the shareholders do not ratify the appointment, the Audit and Risk Committee will consider other accounting firms for 2022. The Audit and Risk Committee will be under no obligation, however, to appoint new independent auditors.
One or more representatives of PricewaterhouseCoopers will be present at the meeting with the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees
The following presents the aggregate fees billed for professional services by PricewaterhouseCoopers, the Company’s independent registered public accounting firm for the year beginning January 1, 2021, in fiscal year 2021, and for the year beginning January 1, 2020, in fiscal year 2020, for these various services:
Description of Fees	Fiscal Year 2021 Amount	Fiscal Year 2020 Amount
Audit Fees	$10,794,000	$8,970,000
Audit-Related Fees	3,850,000	3,544,000
Tax Fees	191,000	158,000
All Other Fees	688,000	277,000
Total	$ 15,523,000	$ 12,949,000
Audit Fees
The audit fees set forth above consist of fees for professional services during each fiscal year in connection with the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
The audit-related fees set forth above consist of fees for attest, assurance and related services that were reasonably related to the performance of the audit or review of the Company’s internal controls, including custody rule examinations, service organization control reports, comfort letters, employee benefit plan audits and agreed upon procedures engagements.
Tax Fees
The tax fees set forth above consist of fees for tax services during each fiscal year. Of the $191,000 in 2021 tax fees, $99,000 was paid for tax planning and consulting services and $92,000 was paid for tax preparation services.
All Other Fees
All other fees set forth above consist of fees for miscellaneous advisory and consulting services other than audit, audit-related or tax services.
Ameriprise Financial 2022 Proxy Statement | 37

Services to Associated Organizations
PricewaterhouseCoopers provided other services to associated organizations of the Company that were charged directly to those organizations. These amounts included $12,476,000 and $10,227,000 for services provided by PricewaterhouseCoopers in 2021 and 2020, respectively, primarily for performing audits and tax compliance services for mutual funds, collective funds and alternative investment funds.
Policy on Pre-Approval of Services Provided by Independent Registered Public Accounting Firm
Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of the Company’s independent registered public accounting firm are subject to the specific pre-approval of the Audit and Risk Committee. All audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm require pre-approval by the Audit and Risk Committee in accordance with pre-approval procedures established by the Audit and Risk Committee.
The procedures require all proposed engagements of the Company’s independent registered public accounting firm for services of any kind to be directed to the Company’s general auditor and then submitted for approval to the Audit and Risk Committee or to the Audit and Risk Committee chair prior to the beginning of any services. The Audit and Risk Committee has delegated such approval authority to its chair, to be exercised in the intervals between committee meetings.
In 2021, 100% of the services provided by PricewaterhouseCoopers for the Company and its subsidiaries were pre-approved by the Audit and Risk Committee or its chair.
Ameriprise Financial 2022 Proxy Statement | 38

COMPENSATION AND BENEFITS COMMITTEE REPORT
Dear Fellow Shareholders:
As members of the Compensation and Benefits Committee we are responsible for ensuring that our executive compensation program:
•	Aligns with long-term interests of our shareholders;
•	Adheres to our pay-for-performance philosophy;
•	Attracts and retains a talented executive team; and
•	Thoughtfully incentivizes successful execution of our long-term strategy.
Ameriprise continues to successfully navigate the global pandemic, related economic impacts, and our return to office. At the same time, we made significant progress against our five strategic focus areas, achieving results that exceeded our key measures, while also making meaningful financial and resource investments in major initiatives. Importantly, the Company made strong progress in advancing our long-term strategy. Additionally, our leadership team maintained focus on protecting our employees and advisors and serving our clients and supporting our communities. At the same time, our proven track record of outperformance with our strong foundation allowed us to execute on our business strategy, continue to return capital to shareholders and reinvest in the business.
The Compensation and Benefits Committee applies a transparent, formulaic and performance-based approach to executive compensation decisions, which are based on our performance scorecard, consisting of both financial and business/strategic goals. Ameriprise’s performance measures and targets are set in line with business and strategic plans and assessed at year end against those measures. The compensation program is structured to provide a balance of quantitative and qualitative assessments for our executives, well suited for the current environment. Ameriprise has not modified our executive compensation program or made special awards as a result of the impact of COVID-19. The Board and management team have prioritized creating an outstanding employee experience, which is essential to our long-term success. To ensure a direct alignment with compensation decisions, attracting, engaging and developing talent is a core component of the Performance Scorecard.
Our Compensation Discussion and Analysis that follows highlights the disciplined pay-for-performance strategy that has been developed and enhanced as a result of shareholder feedback and an evolving compensation and competitive landscape across the industry. Our robust shareholder engagement program, responsive actions, and transparent disclosures led to shareholders overwhelmingly approving our program at the 2021 Annual Meeting. We believe the evolution of our program reflects shareholder feedback and ensures that the compensation of our executive team is aligned with our long-term strategic goals and competitive benchmarks. Our committee is and will remain steadfast in maintaining an executive compensation program that is informed by ongoing dialogue with our shareholders and meets intended objectives.
The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions, the committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2021 Annual Report on Form 10-K.
MEMBERS OF THE COMMITTEE

Dianne Neal Blixt (Chair)	Jeffrey Noddle	Amy DiGeso	Lon R. Greenberg	Robert F. Sharpe, Jr.
Ameriprise Financial 2022 Proxy Statement | 39

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
In this section of the proxy, we describe our philosophy and material elements of our executive compensation program and explain how our Board’s Compensation and Benefits Committee makes compensation decisions, including the changes the committee made based on engagement with our shareholders.
The following are our named executive officers, or NEOs, for 2021.

James M. Cracchiolo	Walter S. Berman	William F. Truscott	Colin Moore	Joseph E. Sweeney
Chairman and Chief Executive Officer	Executive Vice President, Chief Financial Officer	Chief Executive Officer, Global Asset Management	Former Executive Vice President and Global Chief Investment Officer*	President, Advice & Wealth Management Products and Service Delivery
*Mr. Moore retired from the company on February 24, 2022
Ameriprise Financial 2022 Proxy Statement | 40

ELEMENTS OF EXECUTIVE COMPENSATION
Summary of Executive Compensation Philosophy and Approach
Ameriprise has a disciplined, balanced approach to compensation utilizing a Performance Scorecard approach to determine short- and long-term incentive compensation for eligible executives, including named executive officers (”NEOs”). Under this approach, the Compensation and Benefits Committee establishes the performance measures and sets targets at the beginning of each year considering the Company’s business, financial and strategic plans. Actual performance at the end of the year is assessed against the established scorecard goals resulting in a company rating. Incentive compensation awards are then determined for our CEO and NEOs based on the quantitative and qualitative metrics in our scorecard.
Each year, Ameriprise provides shareholders with a non-binding say-on-pay vote on its executive compensation programs. Of the votes cast at our 2021 Annual Meeting, 88% were in favor of our executive compensation programs and policies. The Compensation and Benefits Committee evaluated results of the say-on-pay vote, and in light of the broad shareholder support of our executive compensation programs, decided to maintain the core design of our compensation programs.
Beginning with fiscal 2019, and in direct response to shareholder feedback, our CEO’s equity compensation is awarded outside of the incentive pool and assessed against separate long-term strategic measures. This brings our approach in line with market practice and provides greater transparency and less volatility in pay outcomes. Beginning with fiscal 2021, the pay framework for our other NEOs was aligned to the structure in place for the CEO, separating equity compensation from the leveraged incentive pool.
For the CEO and NEOs, individual annual incentive targets and long-term incentive award ranges are reviewed and approved on an annual basis by the Compensation and Benefits Committee.
Individual compensation targets are informed by several inputs including external competitive data, overall experience and internal impact of the CEO and NEOs. At the end of each year, pool funding for the Annual Incentives is leveraged based on the performance scorecard achievement (ranging from 0% to 175%). Individual award decisions for the Annual Incentives will range based on quantitative and qualitative assessment of their performance against established scorecards. LTIA award decisions are not leveraged and are based on overall performance, in addition to demonstrated leadership and achievements against long-term business results.
Executive Compensation Philosophy
Our executive compensation philosophy is to align the financial outcomes of executives with those of shareholders. The executive incentive program incentivizes leadership outcomes which create sustainable long-term shareholder value. Strong, stable senior leadership is a critical driver of success for our business and for the financial services industry more broadly. The executive compensation program is designed to attract, motivate, engage, reward, and retain executives whose leadership is exemplary and whose vision, strategy and executional excellence drives sustained shareholder value by achieving the Company’s financial and strategic goals.
Ongoing Assessment and Review
The Compensation and Benefits Committee closely monitors executive performance throughout the year to ensure pay continues to be aligned with long-term value creation goals.
Necessity of Multiple Levers and Metrics
Our detailed and balanced assessment of performance incorporates the multifaceted nature of our business and the unique drivers and challenges of each business segment.
Evolving Structure Reflecting Shareholder Input
We seek continued input and discussion from our investors through regular engagement, which has directly impacted the evolution of our executive compensation program over the years.
Stability and Engagement of Leadership Team

With performance drivers being paramount, our compensation program supports stability of management and enhances our ability to recruit and retain the highest caliber executives in an extremely competitive industry.

Ameriprise Financial 2022 Proxy Statement | 41

Determining Annual Incentives | Evaluation of the 2021 Performance Scorecard
The Scorecard includes a combination of Financial Performance measures (weighted at 70%) and Business and Strategic Performance measures (weighted at 30%), as shown below. At the end of the year, the committee evaluates actual performance against the established targets and determines the performance rating for each of the Financial Performance measures and for each of the Business and Strategic Performance measures, based on a 1 to 5 rating system with 5 being the highest, 1 being the lowest, and a 3 representing performance at target. It is important to note that Ameriprise’s Performance Scorecard did not change over the past year, despite the unprecedented external factors we faced in 2021.

2021 Annual Incentive Funding
The Financial Performance and Business and Strategic Performance ratings determine the level of funding for our cash target incentives. Based on our exceptional 2021 performance outcomes, our Financial, Business and Strategic scorecard results calculated a company rating/score of 4.9, which equates to a funding leverage of 172.5% for the annual cash incentive pool for both the CEO and named executive officers. Individual cash awards are made within a determined range and based on performance outcomes and leadership impact as detailed in the “Individual Compensation Decisions and Compensation for 2021” starting on page 47.

Financial Performance Measures
The Financial Performance component includes five measures and is weighted at 70% to reflect the committee’s view that these objective measures are the most important indicators of the Company’s success. This includes net revenues, earnings, EPS and ROE as well as a Balance Sheet Quality measure that is driven by the effective management of core balance sheet fundamentals and our comprehensive enterprise risk management process. This provides Ameriprise with financial flexibility through all kinds of market cycles, enabling it to capitalize on business and growth opportunities and optimize the return of capital to shareholders.
Ameriprise Financial 2022 Proxy Statement | 42

Financial Performance Assessment
2021 Financial Performance Goal Setting
The committee considered a number of factors when setting targets for the year, including the Company’s near and long-term strategic plans and objectives, the external market environment (equity markets, interest rates, volatility, etc.) and prior year performance levels.
2021 Financial Performance Results
The following shows 2021 performance for the financial measures relative to established targets, along with the resulting performance rating.
Ameriprise results reflect strong core business performance and organic growth. Financial results for the full year exceeded our planned expectations. Primary drivers of our performance included robust client and advisor activity levels in Advice & Wealth Management leading to record levels of client net flows and improved transactional-based fees as well as positive net flows in Asset Management as a result of good fund performance and strong gross sales. In addition, improved sales in Retirement & Protection Solutions, along with continued mix-shift into variable universal life and non-living benefit products, helped to reduce our risk exposure.
Balance Sheet Quality was also very strong in 2021 with above target performance as reflected below.

Ameriprise Financial 2022 Proxy Statement | 43

Business and Strategic Performance Measures and Assessment
The Business and Strategic Performance measures, weighted at 30%, align to our five strategic focus areas and are designed to assess key non-financial accomplishments that contributed to the Company’s results in the year, consistent with our long-range plan. The committee evaluated performance against established targets to determine the final performance rating. In addition to key measures that are evaluated within each objective, the ongoing global pandemic created additional complexity, which the committee considered in its evaluation.
While continuing to successfully navigate the global pandemic, related economic impacts and our return to office, we made significant progress in generating record results that exceeded our scorecard metric targets. In addition, we continued to make meaningful investments in the business to support both current and long-term results. Importantly, the Company made strong progress in achieving its long-term strategy.
The following shows performance considerations, results, and the rating for each of the Business and Strategic scorecard components.
Business and Strategic Performance Component (weighted 30%)
	Performance Considerations for Each Component	Rating
Drive profitable growth in Advice & Wealth Management (30%)	Advice & Wealth Management is the firm’s primary growth business. Our differentiated client experience, the personal relationships our advisors earn with clients, and the breadth of tools and capabilities we provide led to strong year-over-year growth in the segment with record business results, including all-time highs for total client and wrap net flows:	5.00
	• Grew total Advice & Wealth Management client assets 17% to $858 billion, exceeding scorecard metric target
	• Drove significant growth in our investment advisory business with record net inflows of more than $40 billion, up 49%, far exceeding scorecard metric target
	• Grew advisor productivity 18% to nearly $800,000 per advisor, exceeding scorecard metric target
	• Achieved strong advisor retention and experienced advisor recruiting, exceeding scorecard metric target
	• Grew Ameriprise Bank assets 53% to $12.5 billion
	• Made significant investment for growth including enhancing digital capabilities for clients and advisors and implementing platforms and capabilities for competitive advantage
Profitably grow our Global Asset Management business (15%)	Global Asset Management continued to build on its significant progress, including delivering record asset growth and generating strong net inflows:	4.25
	• Delivered consistently competitive investment performance across equity, fixed income and asset allocation driven by excellent research and thought leadership, exceeding scorecard metric targets
	• Grew assets under management 38% to $754 billion
	• Drove significant growth in net flows to nearly $43 billion (including BMO EMEA Asset Management business), far exceeding scorecard metric target
	• Strengthened global operating model and risk management framework
	• Made significant investments for growth, including transforming our digital capabilities and data analytics

• Acquired and closed the strategic and complementary acquisition of the BMO EMEA Asset Management business that added $136 billion in acquired assets, expanding our global reach and solutions set to meet current and future client demand

Prudently grow our Retirement & Protection businesses while managing profitability (15%)	While continuing to navigate a challenging low interest rate environment, the Retirement & Protection Solutions business delivered strong results and executed on multiple strategic initiatives. We generated high-quality returns while prudently managing risk and achieving the following scorecard metric results:	4.25
	• Executed a significant business shift to non-living benefit annuities and discontinued living benefit sales
	• Drove variable annuity sales, exceeding scorecard metric target
	• Percent of sales in non-living benefits and annualized annuity termination rate results exceeded scorecard metric targets
	• Shifted insurance sales mix to asset accumulation protection products
	• Drove Protection sales that strongly exceeding scorecard metric target
	• Achieved permanent insurance retention rate that exceeded scorecard metric target
	(Continued on next page)
Ameriprise Financial 2022 Proxy Statement | 44

	Performance Considerations for Each Component	Rating
Re-engineer and make targeted investments for growth (15%)	We executed our 2021 investment agenda and reengineering priorities against a significant level of business and organizational change that ensured we could continue to enhance our operating models and drive greater efficiency to fund growth investments. This resulted in the following scorecard metric results:	4.25

• Executed on a large strategic investment agenda of more than $240 million to enhance client experiences, capabilities, and value propositions, drive future profitable growth, strengthen operations and infrastructure, advance ESG governance and efforts, and advance data analytics and automation to meet client and regulatory requirements, far exceeding scorecard metric targets

	• Implemented structural, strategic and additional re-engineering efforts delivering results of $154 million, far above planned objectives, exceeding scorecard metric targets
Attract, engage, and develop talent (25%)	The firm continued to reinforce our values, inclusive culture, executional excellence and leadership expectations to attract, engage and develop talent. Our efforts resulted in the following scorecard metric results:	4.75

• Employee engagement results were exceptional – 93% of our employees participated in our annual engagement survey and the results continued to exceed U.S. and global financial services industry benchmarks on all dimensions. Leadership effectiveness was strong at 90% and employee engagement of 84% far exceeded the scorecard metric targets

	• Achieved high performer retention of 92% in a competitive environment that exceeded scorecard metric target
	• Further evolved and strengthened diversity, equity and inclusion action plans across the company
	• Enhanced ESG commitments and focus, including metrics and reporting, leading to an improvement in our third party ESG ratings

• Sustained our legacy in community giving, volunteerism and nonprofit engagement through our annual giving campaign, grants to non-profits, National Days of Service and ongoing partnership with Feeding America

	Weighted Average Business and Strategic Performance Rating	4.60
Ameriprise believes in transparency and discloses relevant information to help investors understand our executive compensation program. However, we believe that disclosing the components and individual targets incorporated in the Balance Sheet Quality and the Business and Strategic Performance objectives would result in competitive harm to the Company. Such disclosure could provide our competitors with insight regarding confidential business strategies without meaningfully adding to our shareholders’ understanding of the metric. Furthermore, we also determined it was prudent not to disclose the three-year goals for ROE and EPS growth used for PSUs on a prospective basis. We do disclose the goals and actual performance on a retrospective basis for PSUs that vest each year.
Determining CEO and NEO Compensation Decisions that are Aligned with Company and Individual Performance
In making its compensation decisions each year, the committee reviews the total direct compensation for the CEO and each of our NEOs, as well as the aggregate value of the total incentives being awarded, ensuring that each component appropriately reflects Company and executive performance. CEO and NEO performance is assessed based on achievement of enterprise, business and individual goals, which are established at the beginning of the year and align to our strategic focus areas, as appropriate for each role. The following details key achievements and compensation-related considerations for each of our NEOs.
CEO Compensation Framework
In the 2019 performance year, the CEO incentive program was revised by the Compensation and Benefits Committee, reflecting shareholder feedback. The annual cash incentive award was decoupled from the total incentive award. Starting in 2019 and for each year thereafter, the committee will set an annual cash incentive target and target range for the value of the CEO’s LTIA award. For 2021, the committee approved an annual cash incentive target of $3.9 million and a range of $10-$13 million for LTIA. On this and following pages, we report the committee's decisions for 2021 and explain the inputs and rationale behind those decisions. In total, the committee regarded 2021 as a year of remarkable success in both achieving near-term results and positioning Ameriprise for strength in years to come. The committee decided to award Mr. Cracchiolo the maximum annual incentive under its framework (175% of the target award, a slight uptick from the overall company score of 172.5%) and the maximum award in its LTIA range, resulting in an 11% year-over-year increase in the total compensation decision.
2021 CEO Annual Cash Incentive Award
For plan year 2021, the Compensation and Benefits Committee awarded our CEO an annual cash incentive award of $6.8 million to reflect the exceptional financial and operational results of the firm, as detailed below. The annual cash incentive award reflects 175% of target. The committee arrived at this decision on the basis of the financial results achieved, the quality of those results and the execution against strategic initiatives, which position the Company for future performance.
Ameriprise Financial 2022 Proxy Statement | 45

2021 CEO LTIA Grant
The actual LTIA award is based upon the financial and strategic factors reflected on the previous pages and the key achievements listed below. In addition to the financial and strategic factors, the Compensation and Benefits Committee considered Mr. Cracchiolo’s essential leadership to further transform the business, execute on key initiatives, attract, engage and retain top talent, and continue to create shareholder value.
Accordingly, for plan year 2021, the Compensation and Benefits Committee awarded our CEO an LTIA award with a grant date value of $13.0 million: 50% of this was awarded in PSUs, which are then subject to the attainment of performance metrics over the next three years; 29% was awarded in RSUs; and 21% was awarded in stock options. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down by up to 25 percentage points.
2021 NEO Annual Cash Incentive and LTIA Awards
For plan year 2021, the NEO pay framework was modified to align with the pay structure for the CEO. Individual cash targets and LTIA ranges were reviewed and approved by the Compensation and Benefits Committee in 2021. Individual cash and LTIA award decisions were made at year-end based on the Chairman and CEO’s assessment of performance scorecard financial and strategic business results, in addition to the leadership impact and results of each NEO. The Chairman and CEO reviews his assessment of performance with the committee.
Leverage of 172.5% was applied to the individual NEO targets to formulate the available incentive pool. (The pool was formulaically calculated based on Ameriprise’s financial and business results). Individual cash awards were made within the established framework but varied based on business and individual metrics and results. LTIA awards for each NEO were made within the established range guidelines and were also based on business and individual results, with an emphasis on leadership impact and results. In addition, the Chairman and CEO and the Compensation and Benefits Committee considered the exceptional results of our key business initiatives in 2021, which included the BMO EMEA Asset Management business acquisition, the planned bank conversion, the fixed annuity reinsurance transaction and the return to office efforts. More detail regarding the results for each NEO which determined the cash and LTIA award decisions is included below.
&	2021 Pay Mix by Elements
Consistent with our pay-for-performance philosophy, Ameriprise continues to have a significant portion of pay for both the CEO and NEOs tied directly to business and financial results. At least 90-95% of pay is “at risk” and delivered in variable elements and of that, a significant portion is further deferred into restricted shares, stock options and performance share units. The restricted shares and stock options vest on a pro-rata basis over three years. The highest percentage of deferred compensation is delivered in performance share units, which cliff-vest after three years and whose value is tied directly to earnings per share and return on equity with a modifier applied for total shareholder return, continuing to align the financial interests of our senior executives directly to shareholder value.

Ameriprise Financial 2022 Proxy Statement | 46

Individual Compensation Decisions and Compensation for 2021
James M. Cracchiolo Chairman and Chief Executive Officer	2021 Compensation Decisions (thousands)		Year-over-Year
	Base Salary	$1,025	—
	Annual Cash Incentive	6,773	20.7%
	Long-Term Incentive Award	13,000	7.4%
	Total Direct Compensation	$20,798	11.0%
Summary of 2021 Key Achievements and Compensation-Related Considerations
• Provided essential leadership and oversaw this year’s plan execution in the context of our long range plan objectives delivering strong financial and high-scoring metric results, significantly advancing our strategic initiatives while continuing to navigate the pandemic environment

Financial Results
• Generated record financial results that far exceeeded plan goals:

Figures above do not include unlocking impacts which reflect the Company’s annual review of insurance and annuity valuation assumptions and model changes and the Long-Term Care (LTC) gross premium valuation.

• Drove strong total shareholder return, up 58% in 2021, continuing our track record of generating shareholder value. Since our spin-off in 2005, Ameriprise ranks third for total shareholder return in the S&P 500 Financials Index, increasing 1,084%.

• Increased pretax income by 29% year-over-year

• Generated substantial free cash flow as well as maintained capital strength and flexibility that allowed the firm to maintain and accelerate strategic growth investments and return capital to shareholders at a differentiated rate

Business and Strategic Performance	• Continued to reposition the Company through a business mix-shift that delivered record results far above target

• Sustained profitable growth in our core businesses – Advice & Wealth Management and Asset Management – including growing assets under management and administration 29% to a record high of $1.4 trillion and nearly doubling year-over-year net client inflows

• Continued to drive strong growth in Advice & Wealth Management by continuing to enhance our client experience to further client and advisor engagement and satisfaction:
	✔	Grew total client assets 17% to $858 billion
	✔	Drove significant growth in our investment advisory business with record net inflows of more than $40 billion, up 49%
	✔	Grew advisor productivity 18% to nearly $800,000 per advisor
	✔	Achieved strong advisor retention and experienced advisor recruiting
✔
Drove further growth of the Bank introducing new solutions, increasing bank assets to $12.5 billion, up 53% year-over-year, while working to evolve regulatory oversight through the pursuit of an industrial bank charter

• Further evolved the Asset Management business while delivering strong organic growth:
✔
Ensured the delivery of outstanding investment performance for clients with more than 80% of Columbia and Threadneedle funds above median on an asset-weighted basis over 3-, 5- and 10-year time periods

	✔	Grew assets under management 38% to $754 billion
Ameriprise Financial 2022 Proxy Statement | 47

	✔	Drove significant growth in net flows to nearly $43 billion (including BMO EMEA Asset Management business)
✔
Orchestrated the strategic acquisition of BMO EMEA Asset Management business, adding complementary capabilities and growing international assets under management to 40% of total Asset Management assets under management

• Strategically repositioned the Retirement & Protection Solutions business by taking key actions to further derisk the business and free-up capital while delivering strong business results:
	✔	Drove a shift to non-living benefit solutions while driving variable annuity sales of $6 billion
	✔	Discontinued living benefit sales
	✔	Reinsured $7 billion of fixed annuities generating significant excess capital
	✔	Shifted insurance sales mix to asset accumulation-based protection products while achieving total cash insurance sales of $332 million
• Continued outreach to external stakeholders globally, including clients, investors, regulators and government officials
• Ensured and enabled a large and strategic investment agenda with a focus on enhancing client experiences and engagement and driving further growth
• Continued expense discipline and re-engineering strengths to mitigate margin pressure and to fund additional investment
Culture and Talent	• Sustained exceptional employee engagement results, which continued to exceed U.S. and global financial services industry benchmarks on all dimensions. Key results included:
	✔	93% participation rate
	✔	90% leadership effectiveness
	✔	84% employee engagement

• Cultivated talent by ensuring further enhancement of employee and leadership development programs and the advancement of high-performing talent which resulted in high leader effectiveness scores and high performer retention in a competitive environment

• Successfully continued to navigate the pandemic dynamics while executing on a thoughtful, phased return of employees to our offices and launching pilot programs to assess the viability of greater flexibility for targeted roles

• Further evolved and strengthened diversity, equity and inclusion action plans across the company, including enhanced focus on leadership development and engagement to advance more women and underrepresented talent

	✔	Launched a field Gender Inclusion training pilot
	✔	Piloted a Black Leadership Development program for mid-level black leaders
	✔	Piloted a People of Color Peer Learning Group to engage, develop and retain diverse talent
• Evolved and refreshed the firm’s succession plans at all levels to ensure a robust pipeline of talent across the firm
• Evolved benefit programs globally with focus on total wellness, safety, behavioral health and virtual offerings; added more resources to support employee mental health
• Sustained our legacy in community giving, volunteerism and nonprofit engagement:
	✔	Contributed over $17 million in giving reaching over 7,600 nonprofits globally
	✔	Conducted two National Days of Service
	✔	Increased funds for company matching of employee and advisor contributions
	✔	Increased employee and advisor volunteer hours 43% year-over-year
	✔	Provided over 107 million meals to people in need through a multi-year partnership with Feeding America
Ameriprise Financial 2022 Proxy Statement | 48

Governance	• Continued focus on ensuring strong governance programs and enterprise risk management across the firm:
	✔	Kept the Board fully informed on all important business developments and key initiatives
	✔	Proactively managed enterprise and operational risk and regulatory compliance to preserve and create sustainable, long-term shareholder value
	✔	Further strengthened enterprise risk management, including formalizing our audit and risk oversight committees to comply with Federal Reserve regulation
	✔	Continued to commit signficant investment to proactively maintain a secure technology infrastructure and operating environments
	✔	Executed on strategic actions to strengthen balance sheet fundamentals and ensure high quality
• Advanced our approach to sustainability as the field evolves:
	✔	Enhanced the firm’s ESG reporting, leading to an improvement in the firm’s third party ratings and strengthening the firm’s overall approach and investor engagement
	✔	Strengthened the ESG governance structure by formalizing Executive Leader oversight to advance the firm’s ESG agenda across the enterprise and within the businesses
	✔	Made signifiicant investments in ESG/Responsible Investment, including enhancementss to investing screening processes and capabilities in research for ESG products and solutions
Ameriprise Financial 2022 Proxy Statement | 49

Walter S. Berman Executive Vice President, Chief Financial Officer	2021 Compensation Decisions (thousands)		Year-over-Year
	Base Salary	$675	–
	Annual Cash Incentive	3,325	26.7%
	Long-Term Incentive Award	4,500	(7.7%)
	Total Direct Compensation	$8,500	4.0%
Summary of 2021 Key Achievements and Compensation-Related Considerations
• Provided strong leadership as chief financial officer which contributed to the Company exceeding all financial objectives, including achieving return on equity of 50.7% and excess capital position of $2.0 billion

Figures above do not include unlocking impacts which reflect the Company’s annual review of insurance and annuity valuation assumptions and model changes and the Long-Term Care (LTC) gross premium valuation.

• Delivered strong execution and leadership on key items to ensure financial and operational strength:
	✔	Effective hedging program under volatile conditions with 95% managed hedge effectiveness
	✔	Strong overall liquidity at $2.4 billion
	✔	Strong capital position and free cash flow enabling continued investment in growth initiatives while returning nearly 90% of adjusted operating earnings to shareholders
• In conjunction with business leaders, executed on strategic actions which enhanced the firm’s balance sheet:
	✔	Executed a fixed annuity reinsurance transaction and repositioned investment portfolio resulting in ~$650 million of capital being freed-up
	✔	Purchased a major strategic investment (BMO EMEA Asset Management business) with the freed-up capital further enhancing our strategic business mix
	✔	Continued to proactively address our methodology regarding S&P and Bank Regulatory Framework changes to improve our excess capital profile and competitive positioning
	✔	Completed transition of chief risk officer and chief financial officer role separation and associated organizational changes
	✔	Enhanced risk reporting, including Key Risk Indicators for non-financial risks
• Led re-engineering efforts across the firm delivering results that exceeded targeted re-engineering objectives by over $50 million
• Strengthened the finance organization by increasing operating efficiency and executing on large optimization projects including infrastructure, regulatory, and accounting changes
Ameriprise Financial 2022 Proxy Statement | 50

William F. Truscott Chief Executive Officer, Global Asset Management	2021 Compensation Decisions (thousands)		Year-over-Year
	Base Salary	$675	–
	Annual Cash Incentive	3,060	48.0%
	Long-Term Incentive Award	3,750	(2.3%)
	Total Direct Compensation	$7,485	13.7%
Summary of 2021 Key Achievements and Compensation-Related Considerations
• Provided leadership for the Company’s global asset management business delivering strong results with a continued focus on our clients while executing on the close of a transformative strategic acquisition

Financial Results	• Delivered financial and metric objectives that demonstrated strong year-over-year improvement and were above plan and targeted objectives for Asset Management:
Scorecard Metrics	• Delivered significant growth in net flows, achieving nearly $43 billion (including BMO EMEA Asset Management business)

• In partnership with Mr. Moore, delivered competitive investment performance with overall performance of 65%, 88% and 85% of funds in the top two quartiles of their peer groups for 1-, 3- and 5-year timeframes

Business and Strategic Performance	• Grew assets under management 38% to $754 billion

• Led the cross organizational process to close on the strategic acquisition of BMO EMEA Asset Management business, adding complementary capabilities and growing international assets under management to 40% of the total assets under management, as well as led cross organizational integration planning

• Expanded distribution reach, gaining key market share in U.S. Intermediary
• Strengthened institutional sales reach, including securing additional consultant endorsements

• Continued to incorporate and enhance Responsible Investment across the Asset Management business, including ensuring further enhancement of screening processes and capabilities in investment research for ESG products and solutions

• Strengthened our global solutions/OCIO and capabilties through organic and inorganic actions, which included collaboration with BMO EMEA Asset Management to maximize complementary strengths and capabilities

• Further evolved and strengthened our global operational foundation and risk management framework through a series of key actions:
✔ Progressed our targeted operating model with implementation of Aladdin Accounting in North America
✔ Enabled greater intelligent automation to drive efficiencies
✔ Further leveraged digital, data and analytics to improve business results
✔ Delivered on all regulatory requirements
✔ Continued focus to strengthen risk and controls programs
Ameriprise Financial 2022 Proxy Statement | 51

Colin Moore* Former Executive Vice President and Global Chief Investment Officer	2021 Compensation Decisions (thousands)		Year-over-Year
	Base Salary	$475	—
	Annual Cash Incentive	3,000	64.6%
	Long-Term Incentive Award(1)	0	(100%)
	Total Direct Compensation	$3,475	(38.9%)
*	Mr. Moore retired from the company on February 24, 2022
(1)
Mr. Moore did not receive a LTIA award for his 2021 performance as a result of his planned retirement in the first quarter of 2022 and the Company’s historical practice of not awarding LTIA awards for the performance year preceding retirement.

Summary of 2021 Key Achievements and Compensation-Related Considerations	• Provided strong, innovative investment leadership to our global asset management business

• Delivered competitive investment performance across the complex platform and range of investment strategies. Over a 1-, 3- and 5-year horizon, 65%, 88% and 85% of funds scored in the top two quartiles of their peer groups, respectively, exceeding plan and scorecard objectives.

• Received Industry Leading recognition for investment performance:
	✔	133 funds across Columbia Threadneedle Investments earning an overall Morningstar Rating of 4 or 5 stars
	✔	Ranking in Barron’s Best Fund Families top 10 in all three categories: one-, five- and ten-year ranking
	✔	More than 50 awards globally, including 33 Lipper Fund Awards

• As a result of strong investment performance, Columbia Threadneedle continued to see strong inflows from current and new clients in multiple asset classes, with Net Attributable Revenue for the global business increasing 30% between 2020 and 2021

• Continued to evolve the research teams’ focus as critical value-add for our clients, as well as furthered our research intensity and Responsible Investment focus with enhanced investment processes

• Provided strategic leadership in the acquisition and integration planning of BMO’s global asset management business, aligning investment capabilities and building out the Responsible Investment function while maintaining outstanding investment performance across the platform

• Led the investment organization through a seamless transition of his responsibilities to an internal successor and restructured investment leadership team to ensure a smooth transition of responsibilities with no impact to clients or assets under management

Ameriprise Financial 2022 Proxy Statement | 52

Joseph E. Sweeney President, Advice & Wealth Management Products & Service Delivery	2021 Compensation Decisions (thousands)		Year-over-Year
	Base Salary	$594	8.0%
	Annual Cash Incentive	1,785	39.5%
	Long-Term Incentive Award	2,200	(7.4%)
	Total Direct Compensation	$4,579	8.8%
Summary of 2021 Key Achievements and Compensation-Related Considerations	• In partnership with his Advice & Wealth Management colleagues, delivered results for our Advice & Wealth Management business that demonstrated significant year-over-year improvement
Financial Results
Scorecard Metrics	• Grew total client assets to $858 billion
• Delivered record client net flows of over $41 billion
• Delivered significant growth in our investment advisory business with record net inflows of more than $40 billion, up 49%
Business and Strategic Performance	• Evolved the solutions business and delivered on a large agenda, including progressing the multi-year development of innovative solutions to meet client evolving needs
• Drove Bank business growth through the introduction of new capabilities. Key results in the bank included:
✔ Grew Bank assets up 53% over last year
✔ Pledge balances more than doubled over last year
✔ Originated loan volume, up 202% over last year
• Established the organization and foundational elements to convert to an industrial bank and non-deposit National Trust Bank (pending regulatory approvals)
• Continued to lead our Advice & Wealth Management service and operations team maintaining strong client satisfaction:
✔ Delivered strong service metrics
✔ Improved client and advisor experiences through enhanced call center tools, further digitization, and expanded automation and data analytics
✔ Achieved third consecutive year of J.D. Power certification and recognition for providing “An Outstanding Customer Service Experience” for phone support for advisors.*
• Led our India operations providing support to global operations across our businesses
*
Certified as of December 2022. J.D. Power 2021 Certified Customer Service ProgramSM recognition is based on successful completion of an evaluation and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. Our advisors evaluated our performance in these factors: satisfaction with the IVR routing process, and the customer service representative which includes knowledge, courtesy, concern, call duration/transfers/hold time, and timeliness of resolution in addition to overall satisfaction. Ameriprise engaged J.D. Power to be independently evaluated through this program and cite the results. For more information, visit www.jdpower.com/ccc.

Ameriprise Financial 2022 Proxy Statement | 53

2019-2021 PSU Award Earnout (Granted Feb. 2019)
The PSU program is a 3-year, cliff-vested, compensation program that incentivizes senior leadership to achieve sustained levels of strong financial results, which are directly aligned to the long-term wealth creation of our clients and shareholders.
Performance goals are set at the beginning of each three-year period for average return on equity and the earnings per share compound annual growth rate. The table below includes the return on equity and earnings per share goals and how they correlate to target and maximum award payouts. Results in between those points are interpolated. Actual performance resulted in the awards being earned at 128% of target before application of the total shareholder return modifier.
Award Leverage	Average Return on Equity	Earnings Per Share Compound Annual Growth Rate
2019-2021 Actual (excluding Unlocking)	41.8%	15.0%
Maximum (150%)	40.2% or above	18.5% or above
Target (100%)	38.2%	14.5%
Performance Rating (pre-TSR modifier)	150%	106%
The PSU Awards granted in February 2019 (to be paid in February 2022) have a payout of 128% of target based on return on equity and earnings per share performance, with a total shareholder return modifier of up to 25 percentage points for a total maximum payout of 153% of target, if achieved. Ameriprise’s total shareholder return performance for the 2019-2021 period ranked 3 out of 64 firms in the S&P Financials index or 45 percentage points above median, resulting in +25% TSR adjustment and a total payout of 153%.
In evaluating the performance goals at the end of each period, the committee may adjust for certain approved predefined modifiers that were unknown or uncontrollable at the time goals were set. For the 2019-2021 period, the committee adjusted for higher equity markets above established ranges, interest rates below established ranges, long term care adjusted to eliminate timing benefits associated with COVID-19 impacts as well as favorability from management actions to improve underlying business results, and impacts associated with Affordable Housing Investment Adjustments.
Ameriprise Financial 2022 Proxy Statement | 54

Compensation Policies and Practices
Compensation Governance Practices
We are committed to ensuring that our executive compensation program and practices reflect principles of good governance as demonstrated by the following key aspects comprising our program and by those practices that we do not engage in.
What We Do
Incorporate sound risk management and risk avoidance in our incentive plan design
Robust stock ownership guidelines (10x base salary for CEO and 4x for other NEOs) and requirement for executives to hold a significant portion of stock once vested
Require a “double trigger” to vest in long-term awards following a change in control
Regularly review the governance of our programs and make revisions to align with market best practices
Majority of NEO pay is performance based (95% for CEO, 90% for other NEOs)
95% of CEO compensation is at risk; 70% of incentives are long-term
Substantive shareholder engagement program to seek and incorporate feedback
Clawback policy includes certain material misconduct in addition to financial restatements
Half of equity awards granted as performance shares, with vesting contingent on further three-year performance period
What We Don’t Do
Employment agreements*
Gross ups for potential excise taxes
Repricing of stock options without shareholder approval
Hedging against the decline in the value of our stock or pledging stock as security for a loan
Special executive retirement arrangements
Perquisite allowance eliminated in 2019
*	Employee agreements are not in place for any executive, except where required by the local regulations (e.g., UK).
Peer Group
Ameriprise Financial is comprised of, and a leader in, three separate businesses: Advice & Wealth Management, Asset Management and Retirement & Protection Solutions. With respect to the competitive environment, there is no single company that is comparable to us in every respect, primarily because most companies are focused on a single business line.
A competitive peer group is evaluated by the committee on an annual basis taking into account the advice of its independent compensation consultant to confirm the peer companies are appropriate given the size of our company, type and mix of business lines, and the industries we compete in for executive talent. Collectively, the competitive market data provides an important reference point and market check for the committee in determining how to position pay and is an important input to the consultant’s recommendation when determining the size of the target total incentive pool.
Peer Group (Effective March 2020)
Asset Management	Advice & Wealth Management	Retirement & Protection
Affiliated Managers	Bank of New York Mellon	Aflac
BlackRock	Charles Schwab	Lincoln Financial
Franklin Resources	Morgan Stanley	Principal Financial
Invesco	Northern Trust	Prudential Financial
T. Rowe Price	Raymond James
State Street
U.S. Bancorp
The peer group is one of a number of inputs and reference points used by the committee. The committee also reviews and considers historical compensation levels for the executive officer and guidance provided by the committee’s compensation consultant. The actual total compensation paid to NEOs is based on the officer’s individual performance, in addition to the Company’s financial results and business and strategic accomplishments.
Ameriprise Financial 2022 Proxy Statement | 55

Stock Ownership and Retention Guidelines
The committee has established and maintains stock ownership and retention guidelines for our senior leaders to more closely align their interests with the long-term interests of our shareholders. We believe this commitment to stock ownership will continue to play a significant role in driving our success and creating long-term value.
Executive	Guideline	Actual FY End Ownership
CEO	10 times base salary	$72.3 million (70.5 times base salary)
Other NEOs	4 times base salary	$10.3 million (17.0 times base salary, on average)
The shares that count towards this ownership guideline include shares owned directly and shares or phantom stock units held in qualified or nonqualified plans. Shares underlying outstanding stock options, unearned PSUs as well as unvested RSUs do not count towards the ownership guideline.
To ensure achievement of the ownership goals, executive officers who have not yet attained the required level of ownership must retain 75% of any stock received upon vesting or upon exercise of stock options (net of shares withheld for taxes or exercise costs) until the ownership guideline is attained.
Clawback Policy
In 2019, in response to shareholder feedback, the committee approved an expanded clawback policy that covers the entire Executive Leadership Team and gives the committee the authority to recoup incentive compensation if the executive is found to have engaged in certain types of material misconduct, in addition to certain cases involving an accounting restatement. The new provision is effective for incentive awards made on or after January 1, 2020.
Hedging Policy
We prohibit executive officers and directors from entering into any agreement or transaction involving a hedge against a decline in the value of our securities, including short sales, forward sales, equity swaps and other derivative transactions; provided that the use of exchange funds that calculate their return based on all of the securities in the exchange fund's portfolio and that make payments on a pro-rata basis to all holders is not prohibited.
Post-Employment Compensation and Benefits
We do not enter into individual employment, severance or change in control agreements with our NEOs. Instead, the rights of our NEOs to post-employment compensation and benefits are covered by our compensation and benefit plans. Under this “plan approach,” the post-employment compensation and benefits of our NEOs are established uniformly and separately from the other compensation elements.
Our use of a plan approach provides many benefits when compared to entering into individual employment agreements with each NEO. In most instances, this method ensures consistent terms and provisions and allows us the flexibility to amend or change our practices in response to market trends and best practices. As part of the committee’s ongoing review of the Company’s programs, the committee’s independent consultant reviews our post-employment provisions on an annual basis.
Under our Senior Executive Severance Plan, severance benefits may become payable only in the event of certain involuntary terminations or if an executive is involuntarily or constructively terminated within two years following a change in control. We offer severance benefits upon certain limited involuntary terminations outside the executive officer’s control because we believe that the severance benefits provide income continuity, which results in greater management stability and minimized turnover.
Additionally, we have provisions designed to ensure that executives’ interests remain aligned with the interests of shareholders should a change in control occur. We believe that this “double trigger” requirement for qualifying terminations following a change in control maximizes shareholder value because it ensures our NEOs do not receive an unintended windfall by receiving a severance payment while maintaining their positions following a change in control.
Additional information regarding each element of our post-employment provisions, as well as detailed information on these benefits and the value of potential payments that our NEOs would receive in various scenarios, is provided in the section Potential Payments Upon Termination or Change of Control for Named Executive Officers, beginning on page 66.
Risk and Incentive Compensation
The committee is responsible for oversight of our incentive compensation arrangements, including their alignment with sound risk management, long-term value creation, and compliance with applicable regulations. Management, including representatives from each of our material businesses, as well as our human resources, finance, internal audit and legal departments, conduct an annual internal review of our executive and non-executive incentive compensation programs, policies and practices. Among other factors, the team reviews and discusses: the various design features and characteristics of Company-wide compensation policies and programs as well as those at the business unit level; the
Ameriprise Financial 2022 Proxy Statement | 56

performance measures at the Company and business unit levels; and approval mechanisms of all incentive programs for all employees. The team’s objective is to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company. The results of this assessment are shared with the Compensation and Benefits Committee each year.
As we do every year, the committee and management reviewed and discussed the structure of the Company’s compensation programs and practices and whether they are reasonably likely to have an adverse material effect on the Company. Following its conversations with management and Semler Brossy, the committee concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
The committee reached this conclusion after considering a number of features of our incentive compensation structure that are designed to mitigate risk, including but not limited to:
•
Our use of a variety of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable features, with an emphasis on long-term performance (except for certain sales and sales management positions, whose competitive pay framework is more heavily short-term and where business controls are present to moderate risk);

•	Our performance goals that we believe are appropriate in light of past performance and market conditions;
•	Our budgeting and internal controls and procedures are sufficient to prevent the manipulation of performance results to enhance payments under incentive compensation arrangements;
•
Our stock ownership and retention guidelines for our senior leaders that call for significant stock ownership and align the interests of our senior leaders with the long-term interests of our shareholders;

•
Our clawback policy for the Executive Leadership Team, which specifies the circumstances under which the committee may exercise its discretion, to the extent permitted by law, to seek the reimbursement or forfeiture of certain cash or equity awards granted;

•	Our CEO retains the discretion to adjust plans (other than those for our NEOs) throughout the year in response to changing business conditions or unexpected events; and
•	Our policy prohibiting our directors and employees from hedging against a decline in the value of our stock.
Also for 2021, at the request of the committee and consistent with our annual processes, its independent compensation consultant conducted a risk review and assessment of the Company’s executive compensation program in which the NEOs participate. In completing this review, the consultant considered such factors as: mix of total compensation; weighted performance metrics; equity incentive grant types and design; stock ownership guidelines; clawback policies; and performance assessment processes, among others.
The committee determined, taking into account the consultant’s review, the discussions with management and the report provided by management that our executive compensation program includes numerous risk-mitigating factors and does not contain features that induce imprudent risk taking.
Equity Grant Practices and Procedures
The committee has adopted a Long-Term Incentive Awards Policy that details the policies and procedures we use to grant stock options, RSUs and PSUs. The policy covers, among other topics: who has the authority to make grants; when grants may be made and when they become effective; required documentation; and our policy for making grants when the committee or our CEO is aware of material nonpublic information about us or our securities. A copy of this policy is available on our website on the Corporate Governance page at ir.ameriprise.com. That site also includes an expected schedule of equity award grant dates for 2022 and will be updated for future years’ grant date schedules. The committee adopted the policy to document in one place the practices and procedures to be followed in making equity grants, and to provide the greatest possible transparency to our shareholders concerning our grant practices.
The committee does not consider gains or losses from long-term and equity incentive awards made in prior years, such as stock option exercises and RSU vesting, in determining new incentive awards. The committee believes that reducing or limiting current stock option grants, RSUs or other forms of compensation because of prior gains realized by an executive officer would unfairly penalize the officer for high past performance and reduce the motivation for continued high achievement.
Ameriprise Financial 2022 Proxy Statement | 57

Other Considerations
Our incentive compensation programs have historically been designed and administered in a manner generally intended to preserve federal income tax deductions. However, the committee considers the tax and accounting consequences of using various forms of compensation and retains the discretion to pay compensation that is not tax deductible or could have adverse accounting consequences for the Company.
Accounting rules govern how to value stock and option awards as of the date of grant, and when those awards are to be recognized as compensation expense. Under this accounting standard, we calculate the full grant date value of awards using a variety of assumptions. This calculation is performed for accounting purposes, as an executive officer may never realize any value from the award. This may happen when the value of a share of stock on which the executive holds an option falls below the exercise price of the option and remains below the exercise price, rendering the option worthless to the executive. In the case of such options, we recognize accounting expense even though the executive officer may never realize any value from the options.
Supplemental Total Direct Compensation Table
The Securities and Exchange Commission’s rule for when equity awards are reported in the Summary Compensation Table results in a one-year lag between the time the equity awards are granted and when they are reported. As a result of the time lag, the equity awards granted in 2022 won’t appear in the Summary Compensation Table (see page 59) until our 2023 Annual Meeting proxy statement. We believe that the supplemental table below more clearly reflects our pay-for-performance philosophy and the compensation decisions made by the Compensation and Benefits Committee for the CEO and the other named executive officers for each performance year shown.
	Performance Year	Salary ($)	Annual Cash Incentive Awards ($)	Long-Term Incentive Awards(1) ($)	Total Direct Compensation ($)
James M. Cracchiolo Chairman and Chief Executive Officer	2021	1,025,000	6,772,500	13,000,000	20,797,500
	2020	1,025,000	5,612,000	12,100,000	18,737,000
	2019	1,025,000	5,805,000	11,700,000	18,530,000
Walter S. Berman Executive Vice President, Chief Financial Officer	2021	675,000	3,325,000	4,500,000	8,500,000
	2020	675,000	2,624,000	4,873,000	8,172,000
	2019	675,000	2,641,000	4,905,000	8,221,000
William F. Truscott Chief Executive Officer, Global Asset Management	2021	675,000	3,060,000	3,750,000	7,485,000
	2020	675,000	2,067,000	3,839,000	6,581,000
	2019	675,000	2,100,000	3,900,000	6,675,000
Colin Moore* Former Executive Vice President and Global Chief Investment Officer	2021	475,000	3,000,000	0	3,475,000
	2020	475,000	1,823,000	3,385,000	5,683,000
	2019	475,000	1,823,000	3,385,000	5,683,000
Joseph E. Sweeney President, Advice & Wealth Management Products and Service Delivery	2021	594,249	1,785,000	2,200,000	4,579,249
	2020	550,000	1,280,000	2,377,000	4,207,000
	2019	550,000	1,304,000	2,422,000	4,276,000
*	Mr. Moore retired from the company on February 24, 2022
(1)	This column shows the grant date fair value for stock options and restricted stock awards and the target value as of the grant date for performance share units.
Ameriprise Financial 2022 Proxy Statement | 58

Summary Compensation Table
The following table contains compensation information for our chief executive officer, chief financial officer, and the three other executive officers who were the most highly compensated for the year ended December 31, 2021.
Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
James M. Cracchiolo Chairman and Chief Executive Officer	2021	1,025,000	0	3,509,000	2,541,000	6,772,500	654,992	676,972	21,229,464
				6,050,000
	2020	1,025,000	0	3,393,000	2,457,000	5,612,000	1,931,552	526,151	20,794,703
				5,850,000
	2019	1,025,000	0	4,257,000	3,192,000	5,805,000	2,208,699	596,184	24,533,883
				7,450,000
Walter S. Berman Executive Vice President, Chief Financial Officer	2021	675,000	0	1,312,000	1,125,000	3,325,000	647,005	185,302	9,705,307
				2,436,000
	2020	675,000	0	1,321,000	1,132,000	2,624,000	845,826	150,548	9,200,374
				2,452,000
	2019	675,000	0	1,439,000	1,234,000	2,641,000	810,113	170,468	9,642,581
				2,673,000
William F. Truscott Chief Executive Officer, Global Asset Management	2021	675,000	0	1,034,000	886,000	3,060,000	124,092	177,372	7,875,464
				1,919,000
	2020	675,000	0	1,050,000	900,000	2,067,000	573,708	117,600	7,333,308
				1,950,000
	2019	675,000	0	1,132,000	970,000	2,100,000	627,201	119,000	7,726,201
				2,103,000
Colin Moore* Former Executive Vice President and Global Chief Investment Officer	2021	475,000	0	911,000	781,000	3,000,000	135,541	1,742	6,997,283
				1,693,000
	2020	475,000	0	911,000	781,000	1,823,000	272,390	0	5,955,390
				1,693,000
	2019	475,000	0	993,000	852,000	1,823,000	296,985	795	6,284,780
				1,844,000
Joseph E. Sweeney President, Advice & Wealth Management Products and Service Delivery	2021	594,249	0	640,000	549,000	1,785,000	145,007	104,269	5,005,525
				1,188,000
	2020	550,000	0	652,000	559,000	1,280,000	506,968	78,250	4,837,218
				1,211,000
	2019	550,000	0	704,000	604,000	1,304,000	542,857	101,765	5,114,622
				1,308,000
*	Mr. Moore retired from the company on February 24, 2022
(1)
The numbers in these columns are not the grant date fair value of restricted stock awards, performance share units, and stock options awarded to the named executive officer for 2021 performance. These amounts represent the grant date fair value of restricted stock awards, performance share units, and stock options for 2020 performance, but granted on January 29,2021. For 2021, there are two amounts listed in the stock awards column. The top number is the restricted stock award earned for 2020. The bottom number is the performance share unit award granted at target for 2020. The actual number of performance share units that will be earned at the vesting date is dependent upon future company performance and the PSU awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

• The Company calculates the grant date fair value of restricted stock awards, performance share units, and stock options in accordance with the applicable accounting rules. The grant date fair value represents the total compensation expense that the Company will recognize for restricted stock awards and stock options whereas the total compensation expense for performance share units will ultimately be the market value as of the vesting date.
• For the grant date fair value of restricted stock awards, we use the closing share price on the grant date which does take into account future dividends to be paid on restricted shares. Those dividends will be the same as those paid to other shareholders.
• For the grant date fair value of performance share unit awards, we use the closing share price on the grant date which does take into account future dividend equivalents to be paid on performance share units once fully vested and earned. Those dividend equivalents will be the same as those paid to other shareholders over the three-year performance period. The value of the performance share units on the grant date assuming that the maximum performance conditions will be achieved is: Mr. Cracchiolo ($10,587,232); Mr. Berman ($4,262,911); Mr. Truscott ($3,358,052); Mr. Moore ($2,962,708); and Mr. Sweeney ($2,078,624).
• In order to calculate the grant date fair value of stock options, we use the Black-Scholes option pricing model. For the stock options that became effective on January 29, 2021, we used the following assumptions for purposes of the Black-Scholes option pricing model: (i) an expected life of 5 years for each option; (ii) a dividend yield of 2.50%; (iii) an expected stock price volatility of 36.0%; and (iv) a risk-free rate of return of 0.43%.
Ameriprise Financial 2022 Proxy Statement | 59

(2)
This column represents the non-equity incentive plan compensation earned by the named executive officers. For 2021, this number is the cash incentive award that was earned for 2021 performance. For 2020, this number is the cash incentive award that was earned for 2020 performance. For 2019, this number is the cash incentive award that was earned for 2019 performance.

(3)
The 2021 amounts represent the changes in pension value for calendar year 2021 under the Company’s retirement plans, partially driven by changes in actuarial pension assumptions related to an increase in the applicable discount rates. The changes in pension value are also attributable to new company contributions and earnings on existing account balances. The dollar amounts shown are not part of total direct compensation. See the “Pension Benefits in 2021” table on page 65 for additional information, including the present value assumptions used in this calculation.

(4)
The 2021 amounts disclosed for All Other Compensation primarily consist of: (i) employer contributions under the 401(k) plan; (ii) a Company matching contribution on voluntary deferrals of the 2021 cash incentive award under the deferred compensation plan that are credited in the form of deferred share units; (iii) waiver of fees otherwise charged on investments made in certain Seligman hedge funds; (iv) the incremental cost associated with certain personal use of the aircraft and Company-provided vehicle and driver, as required by the Company’s security program (defined below); (v) club membership fees which are used primarily for business purposes; (vi) Company reimbursement of spousal travel for certain Company events; and (vii) gifts provided in conjunction with Company events. As a part of the CEO security program approved by the Compensation and Benefits Committee, the Company provided Mr. Cracchiolo with the following: home security system monitoring and maintenance for his personal residences; use of a car and driver for business and commuting purposes; and use of our corporate aircraft by Mr. Cracchiolo and others for business and personal travel.

For purposes of calculating the 2021 incremental cost for use of the car and driver, a per mile rate was determined using vehicle maintenance, fuel, and toll expenses and applying the calculated rate to all miles associated with commuting or personal use. The Company used the following methodology for determining the incremental cost for personal usage of the corporate aircraft: (a) when used solely for personal travel, an hourly flight rate (that considers fuel, maintenance, and miscellaneous flight costs) plus any direct expense associated with in-flight catering is applied; and (b) when others accompany executives during regular business travel, the incremental cost reflects those direct expenses associated with in-flight catering only. For purposes of calculating the incremental cost of the personal use of corporate aircraft during 2021, the following per flight hourly costs were used, rounded to the nearest dollar: $5,256 or $5,582, depending upon the aircraft used.

• The following table shows the breakout of the major categories of All Other Compensation for the year ended December 31, 2021.
Name	Company Contributions to the 401(k) ($)	Matching Contributions to Deferred Compensation Plan ($)	Private Investment Fund Fee Reimbursements ($)	Personal Use of Corporate Aircraft ($)
James M. Cracchiolo	14,500	338,625	59,639	203,863
Walter S. Berman	14,500	166,250	0	650
William F. Truscott	14,500	153,000	9,139	0
Colin Moore	0	0	0	0
Joseph E. Sweeney	14,500	89,250	0	0
Ameriprise Financial 2022 Proxy Statement | 60

Grants of Plan-Based Awards in 2021
The table below shows the long-term incentive and equity awards made to our named executive officers in 2021. These awards were based on 2020 performance and funded from the 2020 total incentive pool. Stock options will not have value unless there is an increase in share price above the option exercise price. Performance share unit and cash awards will not have value unless minimum performance results are achieved. The Compensation and Benefits Committee approved the awards at its meeting held on January 26, 2021. The awards became effective as of the grant date shown in the table.
		Estimated Future Payouts Under Equity Incentive Plan Awards and Performance Awards(1)			All Other Stock Awards (# of shares of Stock or Units) (#)(2)	All Other Option Awards (# of securities Underlying Options) (#)(3)	Exercise or Base Price of Option Awards ($/share)(4)	Grant Date Fair Value of Awards ($)(5)
	Grant Date	Threshold	Target (#)	Maximum (#)
James M. Cracchiolo	1/29/2021	NA	30,575	53,506				6,050,000
	1/29/2021				17,733			3,509,000
	1/29/2021					52,415	197.87	2,541,000
Walter S. Berman	1/29/2021	NA	12,311	21,544				2,436,000
	1/29/2021				6,630			1,312,000
	1/29/2021					23,206	197.87	1,125,000
William F. Truscott	1/29/2021	NA	9,698	16,971				1,919,000
	1/29/2021				5,225			1,034,000
	1/29/2021					18,276	197.87	886,000
Colin Moore	1/29/2021	NA	8,556	14,973				1,693,000
	1/29/2021				4,604			911,000
	1/29/2021					16,110	197.87	781,000
Joseph E. Sweeney	1/29/2021	NA	6,003	10,505				1,188,000
	1/29/2021				3,234			640,000
	1/29/2021					11,324	197.87	549,000
(1)
This represents the number of performance share units awarded. These awards are scheduled to vest at the end of a three-year performance period and the number of performance share units that will be earned will be based on earnings per share growth, average return on equity, and relative total shareholder return performance. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

(2)	This represents the number of restricted shares awarded. These awards are scheduled to vest over a three-year period in increments of one-third per year.
(3)	This represents the number of stock options awarded. These awards are scheduled to vest over a three-year period in increments of one-third per year.
(4)	The exercise price is equal to the closing market price of Ameriprise Financial stock on the grant date.
(5)
These amounts are the grant date fair value of the stock options, restricted stock awards, and performance awards as represented by the total ASC 718 compensation expense that will be recognized for these awards. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. The assumptions used in the Black-Scholes model for grants made on January 29, 2021 were: (i) an expected life of 5 years for each option; (ii) a dividend yield of 2.50%; (iii) an expected stock price volatility of 36.0%; and (iv) a risk-free rate of return of 0.43%.

Ameriprise Financial 2022 Proxy Statement | 61

Outstanding Equity Awards at Fiscal Year-End 2021
The following table contains information regarding outstanding equity awards held by the named executive officers as of December 31, 2021.
		Option Awards(3)					Stock Awards(4)
	Option Grant Date(1)	Number of Securities Underlying Unexercised Option Shares Exercisable (#)	Number of Securities Underlying Unexercised Option Shares Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Share)	Option Expiration Date	Restricted Stock Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Number of Unearned Performance Share Units of Stock That Have Not Vested (#)(5)	Market Value of Shares or Units of Stock That Have No Vested ($)(6)
James M. Cracchiolo	01/26/2018	119,834(2)			179.84	01/26/2028	02/01/2019	11,184		3,373,765
	02/01/2019		43,135		126.89	02/01/2029	02/01/2019		58,712	17,711,062
	01/31/2020	25,977	51,955		165.41	01/31/2030	01/31/2020	13,675		4,125,201
	01/29/2021		52,415		197.87	01/29/2031	01/31/2020		35,366	10,668,508
							01/29/2021	17,733		5,349,337
							01/29/2021		30,575	9,223,255
Walter S. Berman	01/26/2018	40,382(2)			179.84	01/26/2028	02/01/2019	3,780		1,140,275
	02/01/2019	33,350	16,675		126.89	02/01/2029	02/01/2019		21,065	6,354,468
	01/31/2020	11,968	23,937		165.41	01/31/2030	01/31/2020	5,324		1,606,038
	01/29/2021		23,206		197.87	01/29/2031	01/31/2020		14,823	4,471,506
							01/29/2021	6,630		2,000,006
							01/29/2021		12,311	3,713,736
William F. Truscott	02/06/2017	30,841(2)			123.37	02/06/2027	02/01/2019	2,975		897,439
	01/26/2018	30,958(2)			179.84	01/26/2028	02/01/2019		16,573	4,999,411
	02/01/2019	26,214	13,109		126.89	02/01/2029	01/31/2020	4,232		1,276,625
	01/31/2020	9,515	19,031		165.41	01/31/2030	01/31/2020		11,788	3,555,968
	01/29/2021		18,276		197.87	01/29/2031	01/29/2021	5,225		1,576,174
							01/29/2021		9,698	2,925,499
Colin Moore	01/26/2018	27,959(2)			179.84	01/26/2028	02/01/2019	2,609		787,031
	02/01/2019	23,026	11,513		126.89	02/01/2029	02/01/2019		14,532	4,383,723
	01/31/2020	8,257	16,515		165.41	01/31/2030	01/31/2020	3,672		1,107,696
	01/29/2021		16,110		197.87	01/29/2031	01/31/2020		10,235	3,087,490
							01/29/2021	4,604		1,388,843
							01/29/2021		8,556	2,581,003
Joseph E. Sweeney	02/06/2017	16,938(2)			123.37	02/06/2027	02/01/2019	1,850		558,071
	01/26/2018	18,220(2)			179.84	01/26/2028	02/01/2019		10,308	3,109,511
	02/01/2019	16,322	8,163		126.89	02/01/2029	01/31/2020	2,628		792,762
	01/31/2020	5,910	11,820		165.41	01/31/2030	01/31/2020		7,321	2,208,453
	01/29/2021		11,324		197.87	01/29/2031	01/29/2021	3,234		975,568
							01/29/2021		6,003	1,810,865
(1)	For better understanding of this table, we have included additional columns showing the grant date of stock options, restricted stock, and performance share units.
(2)	These stock options are fully vested. The vesting schedule for these stock options was disclosed in the tables from prior proxy statements.
(3)	Stock options vest according to the following:
Option Grant Date	Vesting Schedule	Remaining Vesting Dates
02/01/2019	33.33% vests each year for three years beginning one year from date of grant	02/01/2022
01/31/2020	33.33% vests each year for three years beginning one year from date of grant	01/31/2022 and 01/31/2023
01/29/2021	33.33% vests each year for three years beginning one year from date of grant	01/29/2022, 01/29/2023, and 01/29/2024
(4)	Restricted stock vests according to the following:
Restricted Stock Grant Date	Vesting Schedule	Remaining Vesting Dates
02/01/2019	33.33% vests each year for three years beginning one year from date of grant	02/01/2022
01/31/2020	33.33% vests each year for three years beginning one year from date of grant	01/31/2022 and 01/31/2023
01/29/2021	33.33% vests each year for three years beginning one year from date of grant	01/29/2022, 01/29/2023, and 01/29/2024
(5)
Performance share units cliff vest at the end of the three-year performance period (e.g., the performance share units granted in 2021 will vest on the payout date in January 2024) and are subject to the achievement of the established performance measures. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

(6)	The market value of restricted stock and performance share units is based on a market closing price on the NYSE of $301.66 on December 31, 2021.
Ameriprise Financial 2022 Proxy Statement | 62

Option Exercises and Stock Vested in 2021
The following table contains all stock option exercises and vesting events of restricted stock awards and performance share units for all named executive officers during fiscal year 2021.
	Option Awards		Stock Awards		Performance Share Units
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(5)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(5)
James M. Cracchiolo	108,334	19,709,205	7,777(1)	1,643,047(i)	78,403(4)	16,547,737(iv)
	86,266	15,500,275	6,837(2)	1,352,837(ii)
			11,182(3)	2,245,793(iii)
Walter S. Berman	20,506	3,561,892	2,622(1)	553,950(i)	26,407(4)	5,573,461(iv)
	37,723	6,755,812	2,662(2)	526,730(ii)
			3,780(3)	759,175(iii)
William F. Truscott	53,129	9,776,267	2,009(1)	424,441(i)	20,242(4)	4,272,277(iv)
	58,874	4,493,852	2,115(2)	418,495(ii)
			2,973(3)	597,097(iii)
Colin Moore	54,655	4,171,816	1,815(1)	383,455(i)	18,280(4)	3,858,177(iv)
	51,958	5,064,866	1,835(2)	363,091(ii)
	32,641	2,667,423	2,608(3)	523,791(iii)
	36,754	4,311,244
Joseph E. Sweeney	26,711	4,757,763	1,183(1)	249,932(i)	11,901(4)	2,511,825(iv)
			1,313(2)	259,803(ii)
			1,849(3)	371,353(iii)
(1)	On 1/26/2021, the following restricted stock awards vested:
• For Mr. Cracchiolo: a total of 7,777 shares vested, 3,088 of these shares were withheld to cover taxes, and a net of 4,689 shares were delivered.
• For Mr. Berman: a total of 2,622 shares vested, 832 of these shares were withheld to cover taxes, and a net of 1,790 shares were delivered.
• For Mr. Truscott: a total of 2,009 shares vested, 559 of these shares were withheld to cover taxes, and a net of 1,450 shares were delivered.
• For Mr. Moore: a total of 1,815 shares vested, 400 of these shares were withheld to cover taxes, and a net of 1,415 shares were delivered.
• For Mr. Sweeney: a total of 1,183 shares vested, 352 of these shares were withheld to cover taxes, and a net of 831 shares were delivered.
(2)	On 1/31/2021, the following restricted stock awards vested:
• For Mr. Cracchiolo: a total of 6,837 shares vested, 3,339 of these shares were withheld to cover taxes, and a net of 3,498 shares were delivered.
• For Mr. Berman: a total of 2,662 shares vested, 905 of these shares were withheld to cover taxes, and a net of 1,757 shares were delivered.
• For Mr. Truscott: a total of 2,115 shares vested, 588 of these shares were withheld to cover taxes, and a net of 1,527 shares were delivered.
• For Mr. Moore: a total of 1,835 shares vested, 404 of these shares were withheld to cover taxes, and a net of 1,431 shares were delivered.
• For Mr. Sweeney: a total of 1,313 shares vested, 391 of these shares were withheld to cover taxes, and a net of 922 shares were delivered.
(3)	On 2/1/2021, the following restricted stock awards vested:
• For Mr. Cracchiolo: a total of 11,182 shares vested, 5,459 of these shares were withheld to cover taxes, and a net of 5,723 shares were delivered.
• For Mr. Berman: a total of 3,780 shares vested, 1,765 of these shares were withheld to cover taxes, and a net of 2,015 shares were delivered.
• For Mr. Truscott: a total of 2,973 shares vested, 1,155 of these shares were withheld to cover taxes, and a net of 1,818 shares were delivered.
• For Mr. Moore: a total of 2,608 shares vested, 986 of these shares were withheld to cover taxes, and a net of 1,622 shares were delivered.
• For Mr. Sweeney: a total of 1,849 shares vested, 549 of these shares were withheld to cover taxes, and a net of 1,300 shares were delivered.
(4)	On 2/5/2021, the following performance share unit awards vested:
• For Mr. Cracchiolo: a total of 78,403 shares vested, 40,116 of these shares were withheld to cover taxes, and a net of 38,287 shares were delivered.
• For Mr. Berman: a total of 26,407 shares vested, 12,952 of these shares were withheld to cover taxes, and a net of 13,455 shares were delivered.
• For Mr. Truscott: a total of 20,242 shares vested, 9,074 of these shares were withheld to cover taxes, and a net of 11,168 shares were delivered.
• For Mr. Moore: a total of 18,280 shares vested, 7,929 of these shares were withheld to cover taxes, and a net of 10,351 shares were delivered.
• For Mr. Sweeney: a total of 11,901 shares vested, 5,624 of these shares were withheld to cover taxes, and a net of 6,277 shares were delivered.
(5)	The value realized on vesting for restricted stock and performance share unit awards was based on the market closing price of an Ameriprise share on the date of vesting.
(i)	For 1/26/2021, the market closing price was $211.27 per share.
(ii)	For 1/31/2021, the market closing price was $197.87 per share.
(iii)	For 2/1/2021, the market closing price was $200.84 per share.
(iv)	For 2/5/2021, the market closing price was $211.06 per share.
Ameriprise Financial 2022 Proxy Statement | 63

Non-Qualified Deferred Compensation for 2021
This table provides information about the Ameriprise Financial Deferred Compensation Plan. A named executive officer may only participate in the plan if he elects to defer receipt of compensation that would otherwise be payable in cash. All named executive officers except for Mr. Moore elected to participate in the plan for the 2021 performance year.
The amounts shown in the column “Executive Contributions” come from a deferral of the named executive officer’s cash incentive award. If the named executive officer had not chosen to defer these amounts, we would have paid these amounts in cash. The amounts shown in this column are part of the dollar amount shown in the Summary Compensation Table on page 59, in the column “Non-Equity Incentive Plan Compensation” for 2021. The amount shown in the column “Executive Contributions” is not an additional award to the named executive officer.
	Executive Contributions(1) ($)	Company Contributions(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year(4) ($)	Aggregate Balance as of December 31, 2021(5) ($)
James M. Cracchiolo	1,354,500	338,625	24,100,852	—	94,399,865
Walter S. Berman	665,000	166,250	6,039,487	—	25,201,425
William F. Truscott	612,000	153,000	508,208	(957,727)	3,135,326
Colin Moore	—	—	—	—	—
Joseph E. Sweeney	357,000	89,250	182,660	(518,573)	1,725,731
(1)
These amounts are included in the Summary Compensation Table on page 59 in the column captioned “Non-Equity Incentive Compensation Plan Compensation” for 2021. These deferrals will not be credited to deferral accounts until after December 31, 2021 and therefore are not included in the column “Aggregate Balance as of December 31, 2021.”

(2)
These amounts are included in the Summary Compensation Table on page 59 in the column labeled “All Other Compensation.” Executives received a 25% Company matching contribution on deferrals of 2021 cash incentive awards (deferrals eligible for matching contributions are limited to 20% of such awards). The Company matching contributions are notionally credited to the Ameriprise Common Stock Fund, which tracks the performance of Ameriprise Financial common stock and are subject to a three-year cliff vesting period. The Company matching contributions will not be credited to deferral accounts until after December 31, 2021, and therefore are not included in the column “Aggregate Balance as of December 31, 2021.”

(3)
These amounts represent the change in market value on amounts previously deferred under the Deferred Compensation Plan, based on the actual market-rate returns and dividend equivalents credited to deferral accounts for the period January through December 2021. Participants are able to allocate their deferrals among a number of investment options that track the performance of select mutual funds, Ameriprise Financial common stock, and the Moody’s Corporate Bond Yield Index. Future values are not guaranteed and will fluctuate based on changes in the market value of selected investment options.

(4)
These amounts represent distributions received in 2021 from compensation previously deferred by participants and related vested company matching contributions. Under the Deferred Compensation Plan, participants make an irrevocable election to have deferrals distributed in a lump sum or installments at a future date.

(5)
These numbers include amounts previously reported as compensation in Summary Compensation Tables for previous years for Messrs. Cracchiolo ($28,626,133); Berman ($10,904,263); Truscott ($8,480,048); and Sweeney ($2,119,500). The amounts shown in the table above for Messrs. Cracchiolo, Berman, Truscott, and Sweeney include amounts that they deferred prior to our spin-off from American Express Company as a public company on September 30, 2005. As a result, those amounts have not been previously reported as compensation in a Summary Compensation Table included in one of our annual meeting proxy statements. Each aggregate balance reflects the deduction of an $80 annual administrative fee.

Ameriprise Financial 2022 Proxy Statement | 64

Pension Benefits in 2021
The following table presents information about the participation of our named executive officers in our retirement programs. Assumptions used for purposes of valuation are included in the footnotes.
	Plan	Number of Years Credited Service	Present Value of Accumulated Benefits(1) ($)	Payments Made During Fiscal 2021 ($)
James M. Cracchiolo	Retirement Plan	39	985,373	—
	Supplemental Retirement Plan	39	18,448,566	—
	Total	39	19,433,939	—
Walter S. Berman	Retirement Plan	53	844,746	—
	Supplemental Retirement Plan	53	7,246,579	—
	Total	53	8,091,325	—
William F. Truscott	Retirement Plan	20	373,621	—
	Supplemental Retirement Plan	20	4,416,781	—
	Total	20	4,790,402	—
Colin Moore	Retirement Plan	19	187,206	—
	Supplemental Retirement Plan	19	2,005,740	—
	Total	19	2,192,946	—
Joseph E. Sweeney	Retirement Plan	38	848,456	—
	Supplemental Retirement Plan	38	3,036,009	—
	Total	38	3,884,465	—
(1)
The Ameriprise Financial Retirement Plan (Retirement Plan) is a defined benefit pension plan, commonly referred to as a cash balance plan, which covers eligible employees of the Company. Each payroll period, the Company credits the account of each participating employee with an amount equal to a percentage of such employee’s pension eligible pay (generally, base salary and annual cash incentive compensation, subject to the applicable calendar year limit ($285,000 for 2021) but excluding long-term incentive compensation) for that period. The percentage varies with the employee’s age and years of service. The plan was amended on March 1, 2010, to lower the applicable contribution percentages and base it on years of service only and no longer consider an employee’s age. Employees who were eligible for the Retirement Plan on March 1, 2010 continue to receive the percentage that they were receiving under the “Previous Table” prior to the change, until and if such time the percentage under the “New Table” became more favorable. The Retirement Plan was further amended effective April 10, 2020, to close participation to new employees and to provide that contribution percentages for existing participants will no longer increase with additional years of service. Existing participants, however, will continue to receive the contribution percentage they are receiving in 2020 until they leave the Company or move to an ineligible position. New employees will not be eligible for the Retirement Plan and will receive a Company Base Contribution in the Ameriprise Financial 401(k) Plan. Employees who participate in the Retirement Plan are not eligible for the Company Base Contribution.

Previous Table Sum of Age Plus Years of Service	Applicable Percentage
Less than 35	2.50%
35-44	3.25
45-59	4.25
60-74	5.75
75-89	8.00
90 or more	10.00
New Table (effective March 1, 2010) (will not increase after April 2020) Years of Service	Applicable Percentage
Less than 5	2.50%
5-9	3.25
10-14	4.00
15 and over	5.00

The Retirement Plan credits participants with interest on their balances. The Retirement Plan sets the fixed interest rate each year based on the average of the daily five-year U.S. Treasury Note yields for the previous October 1 through November 30. The minimum interest rate is 5%. The maximum rate is the lower of 10% or a specific rate set by the U.S. government under the tax laws. For 2021, the interest rate was 5%.

When an employee retires or terminates employment and is vested, the Retirement Plan will pay out the cash balance amounts. The Retirement Plan will make these payments in the form and at the time the employee elects, including payment in a single lump sum or as an annuity. An annuity obligates the Retirement Plan to make payments in monthly installments over time, in amounts based on plan assumptions as to life expectancy and the value of making payments in the future. Employees may choose similar methods of payment for benefits they earned before July 1, 1995. The Retirement Plan balances vest after completing three years of service or employee attains age 65, become disabled or die while an active employee. The Retirement Plan has been amended effective April of 2020. There will be no new entrants into the Retirement Plan and no increase in the contribution allocation percentage for those who remain eligible for the Retirement Plan after the effective date. New hires will receive an additional company contribution under the Ameriprise Financial 401(k) Plan instead of a benefit under the Retirement Plan.

The Ameriprise Financial Supplemental Retirement Plan (SRP) is a non-qualified pension plan that allows participants to receive contributions on pension earnings that exceed applicable limits under the Internal Revenue Code of 1986, as amended and cannot be allocated to the qualified Retirement Plan. The SRP balances vest after completing three years of service, or employee attains age 65, become disabled or die while an active employee.

The Retirement Plan account balances for Messrs. Cracchiolo, Berman, Truscott, Moore, and Sweeney as of December 31, 2021 were $957,771; $844,746; $346,614; $181,671; and $779,290, respectively. The SRP account balances for Messrs. Cracchiolo, Berman, Truscott, Moore, and Sweeney as of December 31, 2021 were $16,922,315; $6,862,291; $3,844,992; $1,836,505; and $2,613,484, respectively. For all of the named executive officers, their Retirement Plan or SRP balances are fully vested. The December 31, 2021 values shown in the table above for the Retirement Plan assumes a discount rate of 2.92% and a discount rate of 2.67% for the SRP. The values assume an interest crediting rate of 5.00% and a retirement age of 65, or current age for Mr. Berman, for both the Retirement Plan and the SRP.

Ameriprise Financial 2022 Proxy Statement | 65

Potential Payments Upon Termination or Change of Control for Named Executive Officers
The tables below describe the potential termination payments for the named executive officers under various termination of employment scenarios as if they occurred on December 31, 2021. As noted earlier, the Company does not have employment, severance, or change in control agreements with any of the named executive officers. Rather, the rights of our executives with respect to specific events, including death, disability, severance, retirement, or a change in control of the Company, are covered by certain compensation and benefit plans of the Company, the material terms of which are summarized below.
We are providing two sets of tables for each named executive officer to show you what the officer would receive if he or she no longer worked for the Company. The first table shows the vested plan amounts that the named executive officer would receive if he or she left the Company for any reason. Any other employee participating in these plans would also receive any vested amounts in these plans if he or she no longer worked for the Company. The second table shows what the named executive officers would receive under various hypothetical situations resulting in a termination of their employment. The second table does not include amounts disclosed in the first table.
Both tables assume that the named executive officer’s employment terminated on December 31, 2021. Because the numbers disclosed are calculated as of that date and are subject to other estimates and assumptions, the actual amounts the named executive officer may receive may differ materially from those shown in the tables. Additional information on the calculations for the payouts are outlined in the common set of footnotes to the tables. Unless otherwise specified in the common set of footnotes to the tables, all payments and benefits would be provided by Ameriprise Financial, Inc.
In addition to the amounts disclosed in these tables, the named executive officers would also receive any restricted stock that vested on or before their termination date. The officer would also be able to exercise any vested stock options. For more information, please see the Outstanding Equity Awards at Fiscal Year-End 2021 table on page 62.
Ameriprise Financial Senior Executive Severance Plan
To be eligible for severance benefits under this plan, a named executive officer must be terminated in connection with a workforce reduction, closure, or other similar event. Additionally, an employee who is involuntarily or constructively terminated within two years after a change in control is eligible for severance benefits. The severance amount is based upon a multiple of (i) the named executive officer’s annual base compensation plus (ii) the average bonus and incentive amount over the previous three years. The named executive officer also is entitled to the bonus amount that he or she otherwise would have received for the year in which the termination occurred, pro-rated for the period of employment during that year. During the severance period, medical and dental benefits will continue and the Company has the right to continue other programs.
The severance amount is payable in installments according to our regular payroll schedule, except that the payments which would be made during the sixth month period following termination will be made in a lump sum on the first payroll period of the seventh month following termination. If the named executive officer is reemployed by us, he or she must repay any severance amounts paid and forfeit any severance amounts not yet paid to the extent that those amounts relate to the portion of the severance period after the date of reemployment.
In addition, named executive officers who incur an involuntary or constructive termination within two years after a change in control will have a credit made to their book reserve account in the Ameriprise Financial Supplemental Retirement Plan as of the date of termination equal to the value of employer contributions that would have been made to the Ameriprise Financial Retirement Plan, the Ameriprise Financial 401(k) Plan, the Ameriprise Financial Supplemental Retirement Plan, or other similar plans during the period for which the employee receives severance payments under this Plan.
A change in control under the Senior Executive Severance Plan generally occurs if an unrelated person or entity acquires at least 30% of the voting power of our securities, an unrelated person or entity acquires at least 50% of the total voting power of our securities and at least 50% of the total fair market value of our equity or assets, or a majority of our Board is replaced during any 12-month period with persons whose appointment or election is not endorsed by a majority of our Board before the date of appointment or election.
A constructive termination occurs if, within two years after a change in control, a named executive officer resigns or otherwise terminates employment without consent for any of the following reasons: (i) a reduction in overall total compensation opportunity; (ii) relocation to a location more than 35 miles from the named executive officer’s primary residence and more than 50 miles from the named executive officer’s then current work location; or (iii) a significant reduction in the named executive officer’s position, title, duties, or responsibilities. To constitute a constructive termination, the named executive officer must provide the Company with a thirty-day period to remedy the situation.
With regard to golden parachute taxes, the best net approach is used, under which a named executive officer will receive reduced severance benefits if it results in a more favorable after-tax benefit for the officer.
Accelerated Vesting of Equity Compensation
We do not provide for any “single-trigger” acceleration of unvested incentive compensation upon a change in control for awards of equity compensation granted. Instead, the vesting of awards will only accelerate upon a “double-trigger” (change in control followed by termination for good reason or involuntary termination not for cause within two years).
Ameriprise Financial 2022 Proxy Statement | 66

Annual Cash Incentive Compensation
A pro rata annual cash incentive award may become payable in the event an executive is involuntarily or constructively terminated within two years of a change in control. The pro rata payment of these awards rewards the executive for performance prior to the change in control of his or her performance prior to the change in control transactions.
Detrimental Conduct Agreements
To help protect our competitive position, the named executive officers have signed detrimental conduct agreements. Detrimental conduct includes: working for certain competitors; soliciting our customers or employees; and disclosing confidential information for a period of up to one year after termination of employment.
The detrimental conduct agreements include a provision that requires the named executive officers to forfeit or repay the proceeds from some or all of their long-term incentive awards received up to two years prior to the end of their employment if they engage in conduct that is detrimental to us. In addition, the severance and post-employment benefits described above require the named executive officer to sign an agreement that includes a general release and other restrictive covenants, in addition to the detrimental conduct agreement. The detrimental conduct agreement was updated in November 2014 to reflect the current competitive environment and applicable laws. Key provisions of the policy, including the repayment terms, were not changed. The revisions generally provide more details about the noncompete and nonsolicitation provisions, and also address the enforceability in a few states with different employment laws.
James M. Cracchiolo
The following tables describe the potential termination payments for Mr. Cracchiolo for the various termination of employment scenarios, assuming separation of employment on December 31, 2021. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 63.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$957,771
401(k) Plan	7,258,908
Supplemental Retirement Plan	18,411,575
Deferred Compensation Plan	94,399,865
Total	$ 121,028,118
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement	For Cause Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination following a Change in Control(10)	Termination Due to Disability	Termination Due to Death
Severance benefit(2)	$0	$0	$14,176,333	$21,264,500	$0	$0
Payment of annual cash incentive award(3)	6,772,500		6,772,500	5,708,500	6,772,500	6,772,500
Accelerated vesting of long-term performance share unit awards(4)	0	0	0	27,897,818	27,897,818	27,897,818
Accelerated vesting of stock options(4)	0	0	0	20,057,726	20,057,726	20,057,726
Accelerated vesting of restricted stock awards(4)	0	0	0	12,848,303	12,848,303	12,848,303
Continued contributions to supplemental retirement plan(5)	0	0	0	1,746,910	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	30,372	45,559	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	1,000,000
Present value of disability benefits(9)	0	0	0	0	682,875	0
Total	$ 6,772,500	$ 0	$ 20,979,205	$ 89,569,316	$ 68,259,222	$ 68,576,347
Ameriprise Financial 2022 Proxy Statement | 67

Walter S. Berman
The following tables describe the potential termination payments for Mr. Berman for the various termination of employment scenarios, assuming separation of employment on December 31, 2021. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 63.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$844,746
401(k) Plan	1,252,166
Supplemental Retirement Plan	7,049,780
Deferred Compensation Plan	25,201,425
Total	$ 34,348,117
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement	For Cause Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination following a Change in Control(10)	Termination Due to Disability	Termination Due to Death
Severance benefit(2)	$0	$0	$5,307,500	$10,615,000	$0	$0
Payment of annual cash incentive award(3)	3,325,000	0	3,325,000	2,632,500	3,325,000	3,325,000
Accelerated vesting of long-term performance share unit awards(4)	0	0	0	10,573,384	10,573,384	10,573,384
Accelerated vesting of stock options(4)	0	0	0	8,584,257	8,584,257	8,584,257
Accelerated vesting of restricted stock awards(4)	0	0	0	4,746,318	4,746,318	4,746,318
Continued contributions to supplemental retirement plan(5)	0	0	0	1,107,250	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	22,066	44,131	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	675,000
Present value of disability benefits(9)	0	0	0	0	0	0
Total	$ 3,325,000	$ 0	$ 8,654,566	$ 38,302,840	$ 27,228,959	$ 27,903,959
Ameriprise Financial 2022 Proxy Statement | 68

William F. Truscott
The following tables describe the potential termination payments for Mr. Truscott for the various termination of employment scenarios, assuming separation of employment on December 31, 2021. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 63.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$346,614
401(k) Plan	1,374,294
Supplemental Retirement Plan	4,259,329
Deferred Compensation Plan	3,135,326
Total	$ 9,115,563
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement	For Cause Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination following a Change in Control(10)	Termination Due to Disability	Termination Due to Death
Severance benefit(2)	$0	$0	$4,626,000	$9,252,000	$0	$0
Payment of annual cash incentive award(3)	3,060,000	0	3,060,000	2,083,500	3,060,000	3,060,000
Accelerated vesting of long-term performance share unit awards(4)	0	0	0	8,345,223	8,345,223	8,345,223
Accelerated vesting of stock options(4)	0	0	0	6,780,900	6,780,900	6,780,900
Accelerated vesting of restricted stock awards(4)	0	0	0	3,750,237	3,750,237	3,750,237
Continued contributions to supplemental retirement plan(5)	0	0	0	508,350	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	32,031	64,063	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	675,000
Present value of disability benefits(9)	0	0	0	0	828,355	0
Total	$ 3,060,000	$ 0	$ 7,718,031	$ 30,784,273	$ 22,764,715	$ 22,611,360
Ameriprise Financial 2022 Proxy Statement | 69

Colin Moore
The following tables describe the potential termination payments for Mr. Moore for the various termination of employment scenarios, assuming separation of employment on December 31, 2021. Mr. Moore retired from the company on February 24, 2022, and will not receive any payments or other benefits in connection with his retirement from the firm. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 63.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$181,671
401(k) Plan	0
Supplemental Retirement Plan	1,836,505
Deferred Compensation Plan	0
Total	$ 2,018,176
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement	For Cause Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination following a Change in Control(10)	Termination Due to Disability	Termination Due to Death
Severance benefit(2)	$0	$0	$0	$0	$0	$0
Payment of annual cash incentive award(3)	3,000,000	0	0	0	0	0
Accelerated vesting of long-term performance share unit awards(4)	0	0	0	0	0	0
Accelerated vesting of stock options(4)	0	0	0	0	0	0
Accelerated vesting of restricted stock awards(4)	0	0	0	0	0	0
Continued contributions to supplemental retirement plan(5)	0	0	0	0	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	0	0	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	0
Present value of disability benefits(9)	0	0	0	0	0	0
Total	$ 3,000,000	$ 0	$ 0	$ 0	$ 0	$ 0
Ameriprise Financial 2022 Proxy Statement | 70

Joseph E. Sweeney
The following tables describe the potential termination payments for Mr. Sweeney for the various termination of employment scenarios, assuming separation of employment on December 31, 2021. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 63.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$779,290
401(k) Plan	2,132,956
Supplemental Retirement Plan	2,694,205
Deferred Compensation Plan	1,725,731
Total	$ 7,332,182
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement	For Cause Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination following a Change in Control(10)	Termination Due to Disability	Termination Due to Death
Severance benefit(2)	$0	$0	$3,084,500	$6,169,000	$0	$0
Payment of annual cash incentive award(3)	1,785,000	0	1,785,000	1,292,000	1,785,000	1,785,000
Accelerated vesting of long-term performance share unit awards(4)	0	0	0	5,185,435	5,185,435	5,185,435
Accelerated vesting of stock options(4)	0	0	0	4,212,440	4,212,440	4,212,440
Accelerated vesting of restricted stock awards(4)	0	0	0	2,326,402	2,326,402	2,326,402
Continued contributions to supplemental retirement plan(5)	0	0	0	539,270	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	31,867	63,733	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	600,000
Present value of disability benefits(9)	0	0	0	0	919,976	0
Total	$ 1,785,000	$ 0	$ 4,901,367	$ 19,788,280	$ 14,429,253	$ 14,109,277
(1)
In the event of termination of employment for any reason, the executive is eligible to receive these vested amounts under the Company’s retirement, 401(k), supplemental retirement, and deferred compensation plans. The amounts deferred under the Deferred Compensation Plan will also be paid out immediately following a change in control, including any amounts of unvested company match which will become vested upon a change in control.

(2)
Under the Ameriprise Financial Senior Executive Severance Plan, the severance multiples for involuntary not for cause termination unrelated to a change in control were reduced for Mr. Cracchiolo and other executive officers. Beginning in 2012, the severance multiple for Mr. Cracchiolo was reduced from three times the sum of base salary and highest annual cash incentive award received over the previous three years to two times the sum of base salary and the average annual cash incentive award over the previous three years. For the named executive officers other than Mr. Cracchiolo, the severance multiple is one and one-half times the sum of base salary and the average annual cash incentive award over the last three years. For involuntary termination not for cause or constructive termination within two years following a change in control, severance is equal to the following multiples of the sum of base salary plus the average annual cash incentive award received over the previous three years: Mr. Cracchiolo (three times); Messrs. Berman, Truscott, and Sweeney (three times); and any new executive officer hired or promoted after March 19, 2008 which includes Mr. Moore (two times). For all participants under the Ameriprise Financial Senior Executive Severance Plan, the severance benefit is payable in biweekly installments, beginning on the seventh month following the executive’s termination of employment (i.e., following a six-month delay), not exceeding the duration during which the executive is entitled to receive severance benefits under the plan.

(3)
If an executive leaves due to involuntary not for cause termination unrelated to change in control, retirement, death or disability, the amount paid to the executive for their annual cash incentive award for the year in which their termination of employment occurs is prorated to reflect the period of the year that was worked, based on actual performance, and fully discretionary. The hypothetical amount shown in the table is based on the actual cash incentive award earned for 2021 performance. In the event of involuntary termination not for cause within two years of a change of control, the executive will receive the average of the prior two years’ annual cash incentive awards in a lump sum following the executive’s termination of employment. The hypothetical amount shown in the table is based on the average of the actual cash incentive awards earned for 2019 and 2020.

(4)
In the event of death or disability, vesting accelerates for all outstanding stock options, restricted shares, and on a prorated basis for all outstanding performance shares. For all awards, vesting of outstanding stock options, restricted shares, and performance shares is not accelerated solely due to a change in control and also requires an involuntary or good reason termination of employment within two years following the change in control. In such an instance, vesting is accelerated in full for outstanding stock options and restricted shares and on a prorated basis for outstanding performance shares. In the event of retirement, outstanding restricted shares, performance shares, and stock options granted in the year of retirement are forfeited. For awards granted prior to the year of retirement, vesting does not accelerate upon retirement, but the awards remain outstanding and continue to vest.

Ameriprise Financial 2022 Proxy Statement | 71

(5)
In the event of involuntary termination not for cause or constructive termination within two years of a change of control, the executive will receive the value of Company contributions that would have been made on his behalf to the Company’s retirement, 401(k), and supplemental retirement plans during the severance period. Immediately upon a change in control, the entire value of each executive’s account under the supplemental retirement plan will be transferred to a trust established for this purpose. Continued contributions will be credited to the executive’s account under the supplemental retirement plan as of the date of the executive’s termination of employment. Payment is made from the trust in a lump sum or annual installments based on the executive’s distribution election under the supplemental retirement plan.

(6)
In the event of a change of control, death or disability, vesting fully accelerates on the Company match portion of the deferred compensation plan for all participants, and each participant is paid his deferred compensation plan balance shortly following the triggering event (i.e., death, disability, or change in control). For participants who are retirement eligible (applicable to our named executive officers), the Company match is currently fully vested.

(7)
In the event of involuntary termination not for cause or good reason termination of employment within two years of the change in control, the executive is provided continued participation in the medical, dental, and life insurance benefits during the severance period.

(8)
Reflects the life insurance benefit payable for both Company-provided and employee-purchased coverage. All employees including the named executive officers are provided a Company-funded coverage of one times base salary.

(9)
In the event of disability, the executive would be eligible to receive disability income as long as they remained disabled until reaching age 65. The amount shown indicates the present value of potential future disability payments that would be received between December 31, 2021 and the executive reaching age 65, using a 2.92% discount rate.

(10)
Beginning in 2012, named executive officers are no longer eligible to receive a payment from the Company to put the executive in the same after-tax position as if no excise taxes under the Internal Revenue Code Section 280G had been imposed. This excise tax reimbursement and gross up by the Company was eliminated for all executive officers.

CEO Pay Ratio
SEC rules require public companies to disclose the ratio of the annual total compensation of their chief executive officer to the median of the annual total compensation of all of the Company’s employees, other than the chief executive officer. For Ameriprise we explain below how we made reasonable efforts to identify the median employee and calculate both the individual’s annual total compensation and the annual total compensation of our chief executive officer for this purpose. As permitted by the SEC, we have used reasonable estimates, assumptions, and methodologies to prepare this disclosure.
Because the SEC gives companies flexibility to calculate their CEO pay ratio in a manner that best suits their facts and circumstances, our CEO pay ratio is specific to Ameriprise and should not be used as a basis for comparison with the CEO pay ratios disclosed by other companies.
As permitted under SEC rules, the Company omitted, for purposes of determining the median employee, employees who became employees of the Company as a result of our acquisition of BMO EMEA Asset Management business, which included about 820 employees. Consistent with prior years, we identified our median employee by using total cash compensation: base salary plus any cash bonuses or commissions. Our median employee is the same median employee we used to calculate our 2019 and 2020 pay ratio. We included the total cash compensation of our approximately 12,400 full- and part-time employees – including our employee financial advisors – from all 20 countries in which we operate, as of December 31, 2019. We did not include our approximately 7,700 franchise financial advisors even though they form a significant part of our business, because they – and their staff – are not our employees. We did not make any cost-of-living adjustments, or account separately for regional pay differences other than converting foreign currencies to U.S. dollars.
Next, we calculated our median employee’s annual total compensation using the same methodology that we use for our chief executive officer and our other named executive officers for purposes of the Summary Compensation Table on page 59. We then added the value of company-provided insurance. This is consistent with how we communicate with our employees through our My Ameriprise employee value proposition.
Using this methodology, our median employee’s annual total compensation for 2021 was $129,010. We also added the value of company-provided insurance ($15,186) to our CEO’s 2021 annual total compensation as reported in the Summary Compensation Table. The resulting ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 165:1.
Ameriprise Financial 2022 Proxy Statement | 72

CERTAIN TRANSACTIONS
Related Person Transaction Review Policy
Our Audit and Risk Committee has adopted a written policy which provides procedures for the review, approval, disapproval or ratification of certain transactions required to be reported under applicable rules of the Securities and Exchange Commission. Any amendments to the policy require Audit and Risk Committee approval.
Reportable transactions include those in which we are a participant and in which a related person has a direct or indirect interest. Related persons include: our directors, director nominees and executive officers; any person known by us to be the beneficial owner of more than five percent of our voting securities; and certain family members of, or certain other persons sharing the household of, any of our directors, director nominees or executive officers or holders of more than five percent of our voting securities.
Standards to be applied to the review of related person transactions include, but are not limited to, the following:
•	materiality of such transaction;
•	benefits of such transaction to us;
•	structure of such transaction;
•	the extent of the related person’s interest, benefit or influence in such transaction;
•
whether the terms of such transaction are on an arm’s length basis with terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances or otherwise can be determined as fair to us; and

•	whether means are available to manage any actual or apparent conflict of interest that may arise under such transaction following the time it is approved or entered into.
The Audit and Risk Committee of our Board of Directors, as well as the Audit and Risk Committee’s chair acting alone under delegated authority, have the responsibility to review, approve, disapprove or ratify related person transactions. Any Audit and Risk Committee member who is a related person under a transaction that is the subject of review is recused from voting upon any approval, disapproval or ratification of that transaction. Conditions operative to the transaction or to the relationship with the related person may be included in an approval or ratification.
Transactions with Other Companies
In the usual course of our business, we have transactions with many other firms. Some of the directors or officers of these firms may also serve as directors or officers for us or our subsidiaries. We carry out our transactions with these firms on customary terms. The directors and officers who serve us, our subsidiaries or the other firms involved may not have knowledge of these transactions.
Transactions Between the Company and Our Directors and Officers
Our executive officers and directors may from time to time take out loans from certain of our subsidiaries on the same terms that these subsidiaries offer to the general public. By way of example, our broker- dealer subsidiary Ameriprise Financial Services, LLC may extend margin loans (except margin loans to acquire the Company’s stock) to our directors and executive officers under their brokerage accounts. All indebtedness from these transactions is in the ordinary course of our business and is on the same terms, including interest rates, in effect for comparable transactions with other people. Such indebtedness involves normal risks of collection and does not have features or terms that are unfavorable to our subsidiaries.
Our executive officers and directors may also have transactions with us or our subsidiaries involving other goods and services, such as insurance, brokerage and investment services. These transactions are also in the usual course of our business and we provide them on terms that we offer to our employees (with respect to executive officers) or to the public (with respect to our outside directors) generally.
Ameriprise Financial 2022 Proxy Statement | 73

Transactions with Significant Shareholders
From time to time we may engage in ordinary course relationships and commercial transactions with our significant shareholders or their subsidiaries. We do not believe that these transactions are material to our Company.
•
In the usual course of our Advice & Wealth Management business, we provide to BlackRock, Inc. or its affiliates (BlackRock) distribution services and marketing support in connection with the sale of BlackRock products to our clients. We received approximately $43.4 million in marketing support and related payments from BlackRock in 2021 in connection with these services.

•
In the usual course of our Asset Management business, we obtain investment advisory or sub-advisory services from BlackRock. We paid approximately $173 thousand in fees to BlackRock in 2021 in connection with these investment advisory or sub-advisory services.

•
In the usual course of our Asset Management business, Vanguard Group, Inc. (Vanguard) provides distribution and marketing support in connection with the distribution of our investment products. We paid approximately $489 thousand in fees to Vanguard in 2021 in connection with these services

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with us, the Securities and Exchange Commission, and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any of the Company’s equity securities. As is true at many other public companies, our directors and executive officers have signed powers of attorney delegating the authority to prepare, sign, and file Section 16 reports on their behalf to employees of the Company. To the best of our knowledge, all required Section 16 reports were filed on a timely basis.
Ameriprise Financial 2022 Proxy Statement | 74

GENERAL INFORMATION
The 2022 Annual Meeting of Shareholders at 11:00 a.m. Central time, on Wednesday, April 27, 2022, will be held in a virtual meeting format only via live webcast at www.virtualshareholdermeeting.com/amp2022. To attend and be able to vote, examine the list of our shareholders and ask questions during the Annual Meeting, you must have been a shareholder at the close of business on the record date of February 28, 2022. You must enter the 16-digit control number found on your proxy card or notice found on your proxy card or notice. The list of shareholders of record will be available during the Annual Meeting at www.virtualshareholdermeeting.com/amp2022.
We encourage you to attend the virtual meeting Annual Meeting of Shareholders on April 27, 2022. If you encounter any technical difficulties with the virtual meeting during the log in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.
If you are a shareholder who plans to send a proxy or qualified representative to represent you at the Annual Meeting, it is also important to note that under our amended and restated By-Laws, the following provisions apply: (i) no later than five business days prior to the Annual Meeting, a shareholder who has proposed business or made a nomination in accordance with the amended and restated By-Laws for consideration at the Annual Meeting must provide the full name(s) and current residential address of any person(s) authorized to act as a qualified representative for such shareholder in order for such qualified representative to access the Annual Meeting to present the proposed business or nomination on such shareholder’s behalf; and (ii) no more than three persons who are authorized to act as proxy or a qualified representative for a shareholder may attend the Annual Meeting. You should review Article I, Section 1.10(c) of our By-Laws for additional information. Our amended and restated By-Laws are posted on our website on the Corporate Governance page at ir.ameriprise.com.
We provide our shareholders with the choice of accessing the 2022 Annual Meeting proxy materials over the Internet, rather than receiving printed copies of those materials through the mail. In connection with this process, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may submit a proxy for your shares over the Internet. The notice will also tell you how to request our proxy materials in printed form or by email, at no charge. The notice contains a 16-digit control number that you will need to submit a proxy for your shares. Please keep the notice for your reference through the meeting date. Anyone attending the Annual Meeting must observe the rules approved by the Board of Directors.
For those shareholders requesting paper proxy materials who share a single address and would like to receive only one annual report and proxy statement at that address, please contact our corporate secretary. This service, known as “householding,” is designed to reduce our printing and postage costs. If after signing up for householding any shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she may contact our corporate secretary at the contact information below.
For other correspondence intended for our corporate secretary, you may contact Wendy B. Mahling by telephone at (612) 671-3603, by email at ampsecretarysofficemailbox@ampf.com or by writing at 1098 Ameriprise Financial Center, Minneapolis, MN 55474.
Ameriprise Financial 2022 Proxy Statement | 75

VOTING INFORMATION
Who Can Vote?
You may vote all shares of the Company’s common stock that you owned as of February 28, 2022, which is the record date for the Annual Meeting. On February 28, 2022, we had 110,577,197 common shares outstanding at the close of business. Each common share is entitled to one vote on each matter properly brought before the meeting.
You may own common shares in one of the following ways:
•	directly in your name as the shareholder of record, which includes restricted stock awards issued to employees under our long-term incentive plans;
•	indirectly through a broker, bank, trustee, or other holder of record in “street name”; or
•	indirectly in the Ameriprise Financial, Inc. Stock Fund of our 401(k) Plan.
If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending a Notice Regarding the Availability of Proxy Materials directly to you. As the holder of record, you have the right to submit your proxy by telephone, by the Internet or by mail (if you request to receive your proxy materials by mail), or to vote during the meeting. If you hold your shares in street name, your broker, bank, trustee, or other holder of record is sending a Notice Regarding the Availability of Proxy Materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by submitting voting instructions in the manner directed by your bank, broker, trustee, or other holder of record.
If you participate in the Ameriprise Financial 401(k) Plan and invest in the Ameriprise Financial, Inc. Stock Fund, your proxy card includes shares that the plan has credited to your account. To allow sufficient time for the plan trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern time, on Sunday, April 24, 2022. If the plan trustee does not receive your instructions by that date, the trustee will vote your shares in the same proportion of votes that the trustee receives from other plan participants who did vote.
How Do I Vote?
The Notice Regarding the Availability of Proxy Materials that most of our shareholders will receive has information about submitting your proxy online but is not permitted to include a telephonic voting number because that would enable a shareholder to vote without accessing the proxy materials online. The telephonic voting number will be on the website where the proxy materials can be found. For more information about submitting your proxy by telephone, please see the next two sections.
We maintain the confidentiality of the votes of individual shareholders. We do not disclose these votes to any member of management unless we must disclose them for legal reasons or in the event of a contested proxy solicitation. However, if a shareholder writes a comment on the proxy card, we will forward the comment to management. In reviewing the comment, management may learn how the shareholder voted. In addition, the Inspector of Elections and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.
Ameriprise Financial 2022 Proxy Statement | 76

Your Vote is Important. We encourage you to submit your proxy promptly. Internet and telephone proxy submission is available through 11:59 p.m. Eastern time on Sunday, April 24, 2022, for shares held in the Ameriprise 401(k) plan and through 11:59 p.m. Eastern time on Tuesday, April 26, 2022, for all other shares. You may submit your proxy or vote in one of the following ways:

Submit Your Proxy by Internet. You may submit your proxy by the Internet. The Notice Regarding the Availability of Proxy Materials indicates the website you may access for Internet proxy submission using the 16-digit control number included in the notice. You may submit your proxy by the Internet 24 hours a day, seven days a week. You will be able to confirm that the system has properly recorded your voting instructions. If you hold your shares in street name, please follow the Internet proxy submission instructions in the Notice Regarding the Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder. You may incur telephone and Internet access charges if you submit your proxy by the Internet.

Submit Your Proxy by Telephone. You have the option to submit your proxy by telephone. In order to submit your proxy by telephone, please go to www.proxyvote.com and log in using the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials. You will be provided with a telephone number for submitting your proxy at that site. Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to submit your proxy. When you submit your proxy by telephone, you will be required to enter your 16-digit control number, so please have it available when you call. You may submit your proxy by telephone 24 hours a day, seven days a week. The telephone proxy submission system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your voting instructions.

Submit Your Proxy by Mail. If you elect to receive your proxy materials by mail and you are a holder of record, you can submit your proxy by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you elect to receive your proxy materials by mail and you hold your shares in street name, you can submit your voting instructions by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.

Vote at the Meeting. Submitting a proxy now will not limit your right to change your vote at the meeting if you attend the virtual Annual Meeting via live webcast. You must enter the 16-digit control number found on your proxy card or notice at the time you log into the meeting at virtualshareholdermeeting.com/amp2022. For information about attending the Annual Meeting, please see “Attending the Annual Meeting” below.

How Can I Revoke my Proxy?
You can revoke your proxy at any time before your shares are voted if you:
(1)	submit a timely later-dated proxy or voting instruction form if you hold shares in street name;
(2)	provide timely subsequent telephone or Internet voting instructions; or
(3)	vote at the meeting.
Ameriprise Financial 2022 Proxy Statement | 77

What Matters Are Being Voted On?
Votes Required for Proposals		How We Count Votes			Board Recommendations
Item	To elect directors and adopt the other proposals, the following proportion of votes is required:	Routine/ Non-Routine	Treatment of Abstentions	Treatment of Broker Non-Votes
To elect the eight director nominees named in the proxy statement	Under the majority voting standard, in an uncontested election, a nominee must receive a number of “For” votes that exceeds 50% of the votes cast (excluding abstentions)*	Non- routine	No effect; not included in numerator or denominator.	No effect; not included in numerator or denominator.
FOR each director nominee
To approve the compensation of the named executive officers by a nonbinding advisory vote	The affirmative vote of a majority of the votes cast	Non- routine	No effect; not included in numerator or denominator.	No effect; not included in numerator or denominator.
FOR
To ratify the Audit and Risk Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022	The affirmative vote of a majority of the votes cast	Routine	No effect; not included in numerator or denominator.	No effect; not included in numerator or denominator.
FOR
*
If an uncontested incumbent nominee for director does not receive an affirmative majority of “For” votes, he or she will be required to promptly tender his or her resignation to the Board. The independent Nominating and Governance Committee will then make a recommendation to the Board as to whether the tendered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the tendered resignation and the rationale behind it within 90 days after the election results have been certified. The director who tendered the resignation will not be permitted to vote on the recommendation of the Nominating and Governance Committee or the Board’s decision with respect to his or her tendered resignation.

What are the Voting Requirements to Approve the Proposals?
Quorum
We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the voting power of the shares entitled to vote at the meeting are either present in person or represented by proxy at the meeting.
Routine and Non-Routine Proposals
The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions.
The rules of the New York Stock Exchange make all of the proposals to be considered at the Annual Meeting non-routine items except for the proposal to ratify the Audit and Risk’s Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022. This means that brokers who do not receive voting instructions from their clients as to how to vote their shares for Items (1) and (2) cannot exercise discretion to vote their clients’ shares. Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board of Directors.
How We Count Votes
In determining whether we have a quorum for the Annual Meeting, we count abstentions and broker non-votes as present and entitled to vote. For your convenience, we have provided the chart above to show whether each item being voted on is routine or non-routine under the rules of the New York Stock Exchange. The chart also shows how abstentions and broker non-votes will be treated in determining the outcome of voting on each item.
Ameriprise Financial 2022 Proxy Statement | 78

Who Pays for the Proxy Solicitation?
We will pay the expenses of soliciting proxies. Our directors, officers or employees may solicit proxies for us in person, or by telephone, facsimile or electronic transmission for no additional compensation. We have hired Morrow Sodali to help us distribute and solicit proxies. We will pay Morrow Sodali $20,000 plus expenses for these services.
Can Shareholders Ask Questions at the Annual Meeting?
Shareholders may submit questions either before the meeting until 11:59 p.m. ET on April 26, 2022, or during a portion of the meeting. If you wish to submit a question before the meeting, you may log into www.proxyvote.com using your 16-digit control number and follow the instructions to submit a question. Alternatively, if you wish to submit a question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/amp2022 using the 16-digit control number and follow the instructions to submit a question.
As part of the Annual Meeting, we will hold a question-and-answer session during which we intend to answer questions properly submitted by shareholders during or prior to the Annual Meeting in accordance with the Annual Meeting Rules of Conduct that are pertinent to the company and the Annual Meeting matters and as time permits. The Annual Meeting Rules of Conduct will be made available on the virtual meeting platform. Questions that are submitted anonymously, that we determine do not conform with the Annual Meeting Rules of Conduct, are not directly related to the business of the company or are not pertinent to the Annual Meeting matters will not be answered. Each shareholder will be limited to one question so as to allow us to respond to as many shareholder questions as possible in the allotted time. We will address substantially similar questions, or questions that relate to the same topic, in a single response. If there is not enough time to answer every question, we will answer properly submitted questions by writing to the shareholder after the meeting, assuming that the shareholder has provided an email address.
Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business by Shareholders
Shareholder proposals included in our proxy statement. Under Securities and Exchange Commission Rule 14a-8, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for the 2023 Annual Meeting of shareholders, our corporate secretary must receive the proposal at her office by no later than November 18, 2022. These proposals must be in writing and sent to: Corporate Secretary, 1098 Ameriprise Financial Center, Minneapolis, MN 55474. Proposals that are mailed, faxed, emailed or otherwise delivered to anyone other than our corporate secretary must still be received by the corporate secretary no later than November 18, 2022.
Shareholder nominees included in our proxy statement (“proxy access”). Under our By-Laws, shareholders may nominate a person for election as a director at an Annual Meeting to be included in our proxy statement if the shareholders satisfy certain requirements. Generally, a shareholder, or group of up to 20 shareholders, must own at least 3% of our outstanding shares and have held those shares for at least three years to be eligible to make a proxy access nomination. Shareholders who meet these requirements may nominate the greater of two directors or directors representing twenty percent of the directors constituting our board of directors. If a shareholder wants to nominate a director to be included in our proxy statement and form of proxy for the 2022 Annual Meeting of shareholders, our corporate secretary must receive the nomination at her office no earlier than October 19, 2022 and no later than November 18, 2022. However, if we hold the Annual Meeting on a date that is not within 30 days of this year’s Annual Meeting, we must receive the notice no earlier than 150 days before the Annual Meeting and no later than 120 days before the Annual Meeting or ten days after our first public announcement of the Annual Meeting date.
If you will be nominating a director for election to be included in our proxy statement, there are special requirements that apply. These requirements are contained in Article I, Section 1.16 of our amended and restated By-Laws, which are posted on the Corporate Governance page at ir.ameriprise.com.
If you will be submitting a shareholder proposal under SEC Rule 14a-8 acting as a proxy or attorney-in-fact on behalf of a shareholder-proponent, there are special requirements that apply. These requirements are contained in Article I, Section 1.10(c)(iv) of our amended and restated By-Laws, which are posted on our website on the Corporate Governance page at ir.ameriprise.com.
Shareholder items of business and director nominees not included in our proxy statement. Under our By-Laws, and as the Securities and Exchange Commission rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an Annual Meeting. Under these procedures, shareholders must submit the proposed nominee or item of business by delivering a written notice to the corporate secretary of the Company at our principal executive offices. Our corporate secretary must receive notice as follows on the date specified:
•
Normally we must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an Annual Meeting not less than 90 days or more than 120 days before the first anniversary of the prior year’s meeting. Assuming that our 2022 Annual meeting is held on schedule, we must receive notice pertaining to the 2023 Annual Meeting no earlier than December 28, 2022, and no later than January 27, 2023.

•
However, if we hold the Annual Meeting on a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice no more than 120 days before the Annual Meeting date and no later than the later of the 90th day prior to the Annual Meeting date or ten days after our first public announcement of the Annual Meeting date.

Ameriprise Financial 2022 Proxy Statement | 79

•
If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no earlier than the 120th day prior to the special meeting date and no later than the later of the 90th day prior to the special meeting date or ten days after our first public announcement of the special meeting date and the nominees proposed by the Board.

Any notice that is mailed, faxed, emailed or otherwise delivered to anyone other than our corporate secretary must still be received by the corporate secretary no later than the relevant date specified above.
Our By-Laws require a nominee to deliver signed forms of a questionnaire, representation, and agreement that our corporate secretary will provide upon request. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the Annual Meeting, any material interest of the shareholder in the business and certain other information about the shareholder.
The Board and our management have not received notice of, and are not aware of, any business to come before the meeting other than the items we refer to in this proxy statement. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.
It is very important that you read the applicable By-Law requirements carefully and comply with them. If you have any questions about these requirements, please contact our Corporate Secretary by telephone at (612) 671-3603, by email at ampsecretarysofficemailbox@ampf.com, or by writing to her at 1098 Ameriprise Financial Center, Minneapolis, MN 55474. She will be happy to answer your questions.
We have made available on the Internet our 2021 Annual Report to Shareholders in connection with this proxy solicitation. If you would like a copy of our 2021 Form 10-K, excluding certain exhibits, please contact Wendy B. Mahling at Ameriprise Financial, Inc., 1098 Ameriprise Financial Center, Minneapolis, Minnesota 55474. We will provide a copy without charge.
By order of the Board of Directors,

Wendy B. Mahling
Senior Vice President – Corporate Secretary
Ameriprise Financial 2022 Proxy Statement | 80

APPENDIX
GAAP to Non-GAAP Reconciliations
Adjusted Operating Net Revenues
($ in millions)	Full Year 2020	Full Year 2021	% Better/ (Worse)
Total net revenues	$11,899	$13,431	13%
Less: Net realized investment gains (losses)	(11)	90
Less: Market impact on non-traditional long-duration products	10	38
Less: Market impact of hedges on investments	—	(22)
Less: Block transfer reinsurance transaction impacts	—	(644)
Less: Mean reversion related impacts	—	1
Less: Revenues attributable to the CIEs	71	107
Adjusted operating total net revenues	$11,829	$13,861	17%
Less: Unlocking	(1)	19
Adjusted operating total net revenues excluding Unlocking	$11,830	$13,842	17%
Adjusted Operating Earnings Per Diluted Share
($ in millions, except per share amounts)	Full Year 2020	Full Year 2021	% Over/ (Under)	Full Year 2020	Full Year 2021	% Over/ (Under)
Net income	$1,534	$2,760	80%	$12.20	23.00	89%
Less: net realized investment gains (losses)(1)	(10)	87		(0.08)	0.73
Add: Market impact on non-traditional long duration products(1)	375	656		2.98	5.47
Add: Mean reversion related impacts(1)	(87)	(152)		(0.69)	(1.27)
Add: Market impact of hedges on investments(1)	—	22		—	0.18
Less: Block transfer reinsurance transaction impacts(1)	—	521		—	4.34
Add: Integration/restructuring charges(1)	4	32		0.03	0.27
Less: Net income (loss) attributable to the CIEs	3	(3)		0.02	(0.03)
Tax effect of adjustments(2)	(63)	11		(0.50)	0.09
Adjusted operating earnings	$1,770	$2,724	54%	$14.08	$22.70	61%
Less: Unlocking	(349)	(6)		(2.78)	(0.05)
Adjusted operating earnings excluding Unlocking	$2,119	$2,730	29%	$16.86	$22.75	35%
Weighted average common shares outstanding:
Basic	123.8	117.3
Diluted	125.7	120.0
(1)	Pretax adjusted operating adjustment.
(2)	Calculated using the statutory tax rate of 21%.
Ameriprise Financial 2022 Proxy Statement | 81

Adjusted Operating Return On Equity
($ in millions)	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2021
Net income	$1,534	$2,760
Less: Adjustments(1)	(236)	36
Adjusted operating earnings	$1,770	$2,724
Less: Annual unlocking/loss recognition, net of tax(2)	(349)	(6)
Adjusted operating earnings excluding Unlocking	$2,119	$2,730
Total Ameriprise Financial, Inc. shareholders' equity	$6,171	$5,689
Less: Accumulated other comprehensive income, net of tax	301	301
Total Ameriprise Financial, Inc. shareholders' equity excluding AOCI	5,870	5,388
Less: Equity impacts attributable to the consolidated investment entities	1	2
Adjusted operating equity	$5,869	$5,386
Return on equity, excluding AOCI	26.1%	51.2%
Adjusted operating return on equity, excluding AOCI(3)	30.2%	50.6%
Adjusted operating return on equity, excluding AOCI and Unlocking	36.1%	50.7%
(1)
Adjustments reflect the trailing twelve months’ sum of after-tax net realized investment gains/losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products, net of hedges and related DAC amortization, unearned revenue amortization, and the reinsurance accrual; mean reversion related impacts; block transfer reinsurance transaction impacts; gain on disposal of business; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidating certain investment entities. After-tax is calculated using the statutory tax rate of 21%.

(2)	After-tax is calculated using the statutory tax rate of 21%.
(3)
Adjusted operating return on equity excluding accumulated other comprehensive income (AOCI) is calculated using the trailing twelve months of earnings excluding the after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products, net of hedges and related DAC amortization, unearned revenue amortization, and the reinsurance accrual; mean reversion related impacts; block transfer reinsurance transaction impacts; gain on the disposal of business; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; the impact of consolidating certain investment entities; and discontinued operations in the numerator, and Ameriprise Financial shareholders' equity excluding AOCI and the impact of consolidating investment entities using a five-point average of quarter-end equity in the denominator. After-tax is calculated using the statutory tax rate of 21%.

Asset Management Net Pretax Adjusted Operating Margin
($ in millions)	Full Year 2020	Full Year 2021
Adjusted operating total net revenues	$2,891	$3,682
Less: Distribution pass through revenues	761	901
Less: Subadvisory and other pass through revenues	322	375
Net adjusted operating revenues	$1,808	$2,400

Pretax adjusted operating earnings	$697	$1,096
Less: Adjusted operating net investment income	3	6
Add: Amortization of intabgibles	13	14
Net adjusted operating earnings	$707	$1,104

Pretax adjusted operating margin	24.1%	29.8%
Net pretax adjusted operating margin	39.1%	46.0%
Pretax Income
($ in millions)	Full Year 2020	Full Year 2021	% Better/ (Worse)
Total pretax income	$2,129	$3,304	55%
Less: Unlocking	(442)	(8)
Adjusted pretax income excluding Unlocking	$2,571	$3,312	29%
Ameriprise Financial 2022 Proxy Statement | 82

Ameriprise Financial

C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE ONLINE
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the meeting date. Participants in the Ameriprise Financial 401(k) Plan have an earlier voting deadline, described on the reverse side. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/amp2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the meeting date. Participants in the Ameriprise Financial 401(k) Plan have an earlier voting deadline, described on the reverse side. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D71728-P64852-Z81561

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERIPRISE FINANCIAL, INC.

The Board of Directors recommends you vote FOR each of the following director nominees:

1. Election of Directors	For	Against	Abstain
1a. James M. Cracchiolo	☐	☐	☐
1b. Dianne Neal Blixt	☐	☐	☐
1c. Amy DiGeso	☐	☐	☐
1d. Lon R. Greenberg	☐	☐	☐
1e. Robert F. Sharpe, Jr.	☐	☐	☐
1f. Brian T. Shea	☐	☐	☐
1g. W. Edward Walter III	☐	☐	☐
1h. Christopher J. Williams	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. To approve the compensation of the named executive officers by a nonbinding advisory vote.	☐	☐	☐
3. To ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign as your name appears printed above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D71729-P64852-Z81561

AMERIPRISE FINANCIAL, INC.

Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders on Wednesday, April 27, 2022

The undersigned hereby appoints Walter S. Berman, Karen Wilson Thissen and Wendy B. Mahling, or any one of them, proxies or proxy, with full power of substitution, to vote all common shares of Ameriprise Financial, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 27, 2022, at 11:00 a.m., Central time, in a virtual meeting format via live webcast at *www.virtualshareholdermeeting.com/amp2022* and at any adjournment(s) or postponement(s) of the meeting, as indicated on the reverse side of this proxy card, with respect to the proposals set forth in the proxy statement, and in their discretion, upon any matter that may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting for which voting instructions have not been given. The undersigned hereby revokes any proxies submitted previously.

To ensure timely receipt of your vote and to help reduce costs, you are encouraged to submit your voting instructions online or by telephone. Follow the instructions on the reverse side of this card. If you vote online or by telephone, you do NOT need to mail back your proxy card.

If you choose to submit your voting instructions by mail, mark, sign and date this proxy card on the reverse side and return it promptly in the business reply envelope provided. If you do not mark voting boxes on the reverse side, the shares will be voted as the Board of Directors recommends.

Notice to participants in the AMERIPRISE FINANCIAL 401(k) PLAN

If you are a participant in the Ameriprise Financial 401(k) Plan, your proxy card includes shares credited to your Plan account. To allow sufficient time for the Ameriprise Financial 401(k) Plan trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern time on April 24, 2022. If the trustee does not receive your instructions by that date, the trustee will vote the shares in the same proportion of votes that the trustee receives from other Plan participants who did vote.

Continued and to be signed on reverse side